Annual Report

                               [GRAPHIC OMITTED]

HSBC Investor Family of Funds

October 31, 2002

HSBC INVESTOR LIMITED MATURITY FUND

HSBC INVESTOR FIXED INCOME FUND
HSBC INVESTOR BOND FUND

HSBC INVESTOR NEW YORK
TAX-FREE BOND FUND

HSBC INVESTOR BALANCED FUND

HSBC INVESTOR EQUITY FUND

HSBC INVESTOR GROWTH AND INCOME FUND

HSBC INVESTOR MID-CAP FUND

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND

HSBC INVESTOR SMALL CAP EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND

                                  HSBC [LOGO]

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Portfolio Reviews
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HSBC Investor Family of Funds
Annual Report - October 31, 2002

Glossary of Terms

President's Message........................................................    1

Commentary From the Investment Manager.....................................    2

Portfolio Reviews..........................................................    4

Schedules of Portfolio Investments

     HSBC Investor New York Tax-Free Bond Fund.............................   22

     HSBC Investor Balanced Fund...........................................   24

     HSBC Investor Equity Fund.............................................   26

     HSBC Investor Growth and Income Fund..................................   28

     HSBC Investor Mid-Cap Fund............................................   30

Statements of Assets and Liabilities.......................................   32

Statements of Operations...................................................   36

Statements of Changes in Net Assets........................................   40

Financial Highlights.......................................................   52

Notes to Financial Statements..............................................   64

Independent Auditors' Report...............................................   73

HSBC Investor Portfolios

Schedules of Portfolio Investments

     HSBC Investor Limited Maturity Portfolio..............................   74

     HSBC Investor Fixed Income Portfolio..................................   76

     HSBC Investor International Equity Portfolio..........................   80

     HSBC Investor Small Cap Equity Portfolio..............................   85

Statements of Assets and Liabilities.......................................   88

Statements of Operations...................................................   89

Statements of Changes in Net Assets........................................   90

Financial Highlights.......................................................   92

Notes to Financial Statements..............................................   93

Independent Auditors' Report...............................................   97

Board of Trustees..........................................................   98

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Glossary of Terms
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Beta is a coefficient measuring a stock's relative volatility. The beta is the covariance of a stock in relation to the rest of the stock market. The S&P 500 Index has a beta coefficient of 1. Therefore, any stock with a higher beta is more volatile than the market, and any with a lower beta can be expected to rise and fall more slowly than the market.

Institute for Supply Management (formerly the National Association of Purchasing Managers (NAPM)) is the world's leading educator of supply management professionals and is a valuable resource for decision makers in major markets, companies, and government.

Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers 7-Year Municipal Bond Index is an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years.

Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

Lipper Balanced Funds Average is comprised of managed funds that primarily conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

Lipper Corporate Debt Funds A-Rated Average is an average of managed funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or in government issues.

Lipper Growth and Income Funds Average is comprised of managed funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Funds Average is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States.

Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper N.Y. Municipal Bond Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Lipper Small Cap Funds Average is comprised of managed funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalization of less than $1 billion at time of purchase.

Morgan Stanley Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell 1000 Growth Index is an unmanaged index which measures the performance of 1,000 securitities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalizatin) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an unmanaged index that generally representative of the performance of small-capitalization stocks.

Russell 2000 Growth Index is an unmanaged index which tracks the performance of domestically traded common stocks of small- to mid-sized companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Salomon Brothers Broad Investment-Grade Bond Fund Index is an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index.

Standard & Poor's 500 Index is an unmanaged index that measures the performance of the stock market as a whole.

Standard & Poor's Mid Cap 400 Index is an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

HSBC INVESTOR FAMILY OF FUNDS


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President's Message
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Dear Shareholder:

We are pleased to present you with the annual reports for the HSBC Investor Family of Funds for the year ended October 31, 2002. The report contains the following features:

o     Commentary From the Investment Manager

o Portfolio Reviews--investment strategy, performance overview and outlook for the coming months

o Schedules of Portfolio Investments--listing of the security holdings in each Fund

o Statements of Assets and Liabilities--summary of the assets and liabilities of each Fund

o Statements of Operations--summary of operations and its effect on the assets of each Fund

o Statements of Changes in Net Assets--summary of changes in net assets during the period

o Schedules of Capital Stock Activity--summary of capital and share transactions during the period

o Financial Highlights--per share summary of activity affecting net asset value per share o Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,

/s/ Walter B. Grimm
Walter B. Grimm
President
December 2002


                                                  HSBC INVESTOR FAMILY OF FUND 1
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Commentary From the Investment Manager
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HSBC Asset Management (Americas) Inc.

U.S. Economic Review

The U.S. economy during the 12-month period ended October 31, 2002 struggled to recover from a recession. Strength in productivity, consumer spending, and the housing market was undercut by weak corporate spending, high unemployment, a declining stock market and rising energy prices.

The combined effects of the September 11 attacks, relatively high-energy prices, low corporate capital spending, and rising unemployment hampered economic growth early in the period. The Federal Reserve Board (the "Fed") reduced short-term interest rates in December in an attempt to spark an economic recovery. Those rate cuts helped the economy rebound early in 2002, but corporate spending and the job market remained weak.

Worker productivity continued to increase during the summer months, stimulating a pick-up in corporate profit margins. Consumer spending also remained strong, driven by a rising housing market and a mortgage-refinancing boom. However, the economy still faced weakness in corporate spending and the job market. Meanwhile, fears that a possible war with Iraq could disrupt oil supplies drove energy prices higher. Those factors continued to weigh on the economy during the fall, prompting expectations that the Fed would lower short-term interest rates in early November. (The Fed did cut rates by half a percentage point soon after the end of the period.)

Global Economic Review

The global economy performed roughly in line with the U.S. economy. Europe began the period in a stronger position, having escaped a recession in 2001. That dynamic helped the euro gain value against the dollar, although Europe experienced slow growth as domestic consumer consumption and corporate spending remained weak. Japan, burdened with billions of dollars in bad loans and the biggest national debt in the industrialized world, was in a recession during most of the period. Nevertheless, the Japanese economy appeared to strengthen somewhat late in the period as business sentiment improved and Prime Minister Junichiro Koizumi instituted structural reforms.

Latin America's emerging economies struggled: Argentina defaulted on its $132 billion debt on Christmas Eve, and subsequently devalued its currency by 30%. Later in the period, Brazil's currency fell nearly 40% as the expected election of a leftist candidate spooked foreign investors and banks. Emerging economies in Asia were relatively strong during the period, however. They benefited from developed economies' demand for products and materials.

Market Environment

The stock market saw strong performance at the beginning and end of the period, although it fell precipitously in between. Optimistic equity investors during the fourth quarter of 2001 shifted money into technology stocks and other cyclical sectors in anticipation of an economic rebound.

Stocks were roughly flat for the first quarter of 2002, as investors tried to discern the direction of the economy. Technology and other heavily cyclical stocks suffered following their dramatic gains during previous months. Value stocks led the market, driven by shares of energy firms that stood to benefit from rising oil prices.

Corporate scandals began to dominate the financial news during the spring and early summer. Formerly well-respected firms such as Enron, WorldCom, Tyco, and Adelphia came under scrutiny for misleading and in some cases fraudulent accounting practices. Such scandals shook many investors' faith in the information provided by corporate America and Wall Street, causing a large-scale sell-off. Stocks declined dramatically through September, with every sector of the stock market losing ground. Value outperformed growth, with both styles suffering from the market decline.

Investors late in the period returned to the stock market, as corporate scandals receded from public attention, stock valuations hit very low levels, and economists predicted that the Fed would lower interest rates. Most major stock-market indices rose substantially during October, the final month of the recent 12-month period.

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2 HSBC INVESTOR FAMILY OF FUNDS

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Commentary From the Investment Manager - (continued)
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HSBC Asset Management (Americas) Inc.

Small-cap stocks outperformed large-cap stocks during most of the period. Shares of smaller firms offered faster growth rates, more reasonable valuations, and simpler balance sheets than their larger counterparts. Large caps took over market leadership near the end of the period, however, as valuations of large companies hit low levels.

Foreign markets showed mixed performance. The dollar's weakness early in the period helped foreign markets' performance versus the U.S. markets. European stocks otherwise showed returns similar to the American market, as the region struggled with many of the same issues: high unemployment, rising energy prices and low corporate spending.

Emerging markets fared well early in the period, despite Argentina's debt default and currency devaluation. Emerging-market gains were fueled by strength in Asia, where countries such as Thailand, Korea, and the Philippines benefited from demand from developed economies. Emerging markets fell later in the period, as the global economic recovery showed signs of losing steam. Japan's market performed poorly early in the period, however, showed strength late in the year.

The fixed-income markets rallied during most of the period, with higher-quality bonds outperforming lower-quality issues. Treasury securities benefited from investors' worries about the equity market, as those investors shifted money into the highest-quality investments. Short- and intermediate-term Treasuries outperformed longer-term government bonds. These securities got an additional boost toward the end of the period from expectations that the Fed would lower short-term interest rates.

Meanwhile, corporate bonds suffered from concerns about credit quality in the wake of accounting scandals. Those concerns especially hurt lower-quality corporate issues. Mortgage-backed securities performed well early in the period, although later suffered from increased pre-payment risk due to the boom in mortgage refinancing.

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                                                 HSBC INVESTOR FAMILY OF FUNDS 3

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Portfolio Reviews
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HSBC Investor Limited Maturity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by John B. Cuccia
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Limited Maturity Fund (the "Fund") seeks to provide above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

The Fund returned 3.34%, (without sales charge) for the Class A (Investor) Shares and 3.69%, for the Class Y Shares during the year ended October 31, 2002. That compared to a return of 6.22% and 3.71% for the Lehman Brothers Intermediate Aggregate Bonds Index and the Fund's benchmarks, the Lipper Intermediate Investment-Grade Debt Funds Average(1), respectively.

The U.S. economy exhibited some signs of a recovery late in 2001. Consumer confidence rebounded from its September lows, while the housing market continued to show its strength. Domestic vehicle sales also remained robust, with a record-breaking month during October. The Fed lowered their target interest rate two times during November and December, for a total of 75 basis points to finish the year with a rate of 1.75%.

With the Federal Reserve very close to the end of their easing cycle, and a successful military campaign in Afghanistan, the flight to quality in the U.S. Treasury market receded as the New Year began. As the year progressed, the economy did improve, although a series of accounting scandals caused the bond market to exhibit a high degree of volatility, which led to a flight to quality within the corporate bond market away from certain high beta(1) credits. The evaluation of corporate debt was brought into close scrutiny, creating uncertainty for investors and the health of the economy. Weaker corporate earnings, accounting troubles and several SEC investigations resulted in equity market weakness causing many investors to flee the stock market. This provided a safe haven for U.S. Treasuries, especially those securities with shorter-dated maturities.

After the second quarter of this year, several economic indicators were pointing to further economic weakness. In the manufacturing sector, the Institute for Supply Management(1) reported in their latest index, that the sector was contracting; it was expanding for most of the year. Industrial production fell well off its highs and turned negative for the first time, while consumer confidence plummeted to its lowest levels of the year. With the weakened state of the economy, any thought of Federal Reserve tightening was pushed back several months, while many analysts began to discuss the possibility of further easing. Then at their scheduled FOMC meeting in August, the Federal Reserve left interest rates unchanged, however the Fed indicated a change in bias toward easing in the future. They perceived that the risk of economic weakness outweighed the risk of inflation. Once again U.S. Treasury yields dropped, to some of the lowest levels all year.

At the beginning of the review period, yields on credit appeared attractive. With an improving economy, we feel credit debt should offer the possibility for attractive total returns. Therefore, the Fund increased its exposure to the credit sector while reducing its exposure in other high quality sectors. Unfortunately, during the second quarter, the credit market experienced a high degree of volatility as corporations were being questioned about their accounting practices and general methodologies. Many investors fled the credit sector for the safety of U.S. Treasuries and other high quality sectors. We reduced the Fund's exposure to the credit sector and rotated into U.S. Treasuries and AAA mortgage-backed securities, in order to help protect shareholders' capital. Both strategies helped to enhance the Fund's performance. The Fund also benefited from having greater interest rate sensitivity during the second quarter and throughout the remainder of the period. Before interest rates declined, we had increased the Fund's duration by approximately one half year.*

In the coming months, we expect the Fed will lower its target on the federal funds rate. We believe any easing in monetary policy by the Fed should be interpreted as insurance against further deterioration of the economy, thus any near-term action will be reversed over a twelve-month period. We also believe that economic growth going forward into next year should be below consensus forecast, with risks skewed to the downside. With respect to credit, we feel that credit spreads will continue to be driven by weak company fundamentals, in spite of positive technical and valuation-based factors. As such, the Fund's interest rate profile and credit exposure will be positioned accordingly.*

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(1)   For additional information, please refer to the Glossary of Terms.

*     Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


4 HSBC INVESTOR FAMILY OF FUNDS

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Portfolio Reviews
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HSBC Investor Limited Maturity Fund - As of October 31, 2002

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor Limited Maturity    Lehman Brothers Intermediate
                  Fund Class A (Investor)2          Aggregate Bond Funds Index
2/7/01            9499                              10000
                  9617                              10079
                  9664                              10147
                  9642                              10138
                  9679                              10199
                  9705                              10230
                  9896                              10430
                  9979                              10532
                  10170                             10689
                  10333                             10854
                  10204                             10747
12/31/01          10131                             10695
                  10179                             10771
                  10263                             10874
                  10052                             10730
                  10190                             10934
                  10289                             11030
                  10326                             11127
                  10452                             11260
                  10578                             11395
                  10745                             11548
10/31/02          10678                             11529


[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor Limited             Lehman Brothers Intermediate
                  Maturity Fund Class Y             Aggregate Bond Funds Index
1/23/01           10000                             10000
                  10077                             10000
                  10175                             10079
                  10237                             10147
                  10217                             10138
                  10248                             10199
                  10278                             10230
                  10494                             10430
                  10597                             10532
                  10813                             10689
                  10978                             10854
                  10843                             10747
12/31/01          10768                             10695
                  10821                             10771
                  10913                             10874
                  10702                             10730
                  10840                             10934
                  10958                             11030
                  10988                             11127
                  11135                             11260
                  11261                             11395
                  11452                             11548
10/31/02          11383                             11529

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return

                                                                      Inception      1         Since
AS of October 31, 2002                                                   Date      Year      Inception
----------------------                                                ---------    ----      ---------
HSBC Investor Limited Maturity Fund Class A (Investor)(2)               2/7/01    -1.86%       3.87%

HSBC Investor Limited Maturity Fund Class B(3)                         2/15/01    -1.29%       4.55%

HSBC Investor Limited Maturity Fund Class C(4)                         2/13/01     1.66%       6.09%

HSBC Investor Limited Maturity Fund Class Y                            1/23/01     3.69%       7.59%

(2)   Reflects the maximum sales charge of 4.75%.

(3)   Reflects the contingent deferred sales charge maximum of 4.00%.

(4)   Reflects the contingent deferred sales charge maximum of 1.00%.

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The Fund is measured against the Lehman Brothers Intermediate Aggregate Bond
Funds Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                 HSBC INVESTOR FAMILY OF FUNDS 5

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Portfolio Reviews
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HSBC Investor Fixed Income Fund

HSBC Investor Bond Fund (Class A (Investor) Shares, B Shares and C Shares)

by Edward Merkle
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

For the year ended October 31, 2002, the shares of the HSBC Investor Fixed Income Fund produced a 3.94% return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 3.44% (without sales charge). That compared to a 5.75% and 3.61% return for the Funds' benchmarks, the Salomon Brothers Broad Investment-Grade Bond Fund Index and the Lipper Corporate Debt Funds A-Rated Average(1), respectively.

The bond market performed quite well over the past twelve months as the Fed continued their easing cycle, which started back in January 2001. Following their aggressive easing behavior during early 2001, the Fed, after the tragic events of the terrorist bombings of September 11, lowered interest rates 50 basis points following their November meeting. Additionally on December 11, the Fed once again lowered rates 25 basis points to a fed funds target of 1.75%. During this easing cycle, the Fed cut interest rates eleven times for a total of 475 basis points as the Fed Funds target was reduced from 6.50% to 1.75%.

During the past year, the bond market saw a significant rally especially in the U.S. Treasury markets where historical low yields were reported and the 2-year Treasury traded as low as 1.70%. This flight to quality was caused by a number of events such as weakened equity markets, geo-political events in the Middle East and Iraq and accounting irregularities with firms such as Enron and WorldCom grabbing the headlines on almost a daily basis. Additionally, economic data at times was quite weak with consumer confidence, employment figures, and the beige book(2) giving the markets little hope that a re-ignition of the economy was just around the corner.

We attempted to upgrade the portfolio's corporate bond holdings during the past year by selling lower rated holdings as Columbia/HCA Healthcare, WorldCom, and Quest and replacing them with General Electric Capital Corporation (5.17% of net assets), CIT Group, Inc. (1.19%) and Household Financial Corp. (1.84%).*

In the mortgage sector, we purchased lower coupon paper such as GNMA and FNMA 6% coupons in an effort to slow down the receipt of monthly principal and interest payments as Americans rushed in record numbers to refinance their primary residences and vacation homes. The U.S. Agency sector of the portfolio was represented by the purchase of both bullet and callable structures of FHLMC and FNMA securities as we sought to keep a slight overweight position. Lastly, our purchase and sale of U.S. Treasury securities centered primarily around longer dated issues such as the 8%, November 2021 and 5 3/8% of February 2031 which we used to adjust our duration position as the markets traded in a wide range over the past twelve month period.*

The portfolio's overall credit rating on October 31, 2002 was high at AA1. At this point in time, the portfolio consisted of 44.6% of net assets in AAA rated U.S. Treasuries, U.S. Agencies and Mortgage securities. Corporate bond exposure totaled 38.4% with only 0.2% in non-investment grade paper.*

Looking ahead, the house view is calling for the Fed to cut interest rates another 50 basis points over the next three months as continuing weak economic data, the potential war in Iraq, and a sideways stock market are doing little to boost the American public's level of consumer confidence. While we feel upcoming, economic data will reveal below trend growth we do not feel that, a double dip of recession is a likely event. Given this outlook, we feel that the yield curve will flatten and we will look to add exposure in the 10-30 year part of the curve. Additionally, we feel that once we get into 2003, the illiquidity and malaise that is beating up the corporate bond markets will subside and we will look to add corporate bond exposure on a very selective basis.

--------------------------------------------------------------------------------
(1)   For additional information, please refer to the Glossary of Terms.

*     Portfolio composition is subject to change.

(2) The beige book is a compilation of economic conditions from each of the 12 Federal Reserve regional districts. This report on economic conditions is used at the Federal Open Market Committee. The data is anecdotal and qualitative, rather than quantitative, in nature.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


6 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund - As of October 31, 2002

[Line Chart:]
Value of a $10,000 Investment
                                                    Salomon Bros. Broad
                  HSBC Investor Fixed               Investment-Grade
                  Income Fund                       Bond Fund Index
1/9/95            10000                             10000
                  10119                             10207
                  10340                             10446
                  10445                             10506
                  10535                             10650
                  10983                             11073
                  11018                             11151
                  10995                             11128
                  11173                             11256
                  11298                             11362
                  11444                             11514
                  11601                             11694
12/31/95          11741                             11855
                  11839                             11936
                  11640                             11733
                  11573                             11648
                  11533                             11563
                  11506                             11556
                  11649                             11706
                  11609                             11737
                  11736                             11720
                  11926                             11924
                  12153                             12192
                  12389                             12394
12/31/96          12433                             12284
                  12322                             12332
                  12435                             12345
                  12311                             12221
                  12351                             12395
                  12556                             12512
                  12785                             12661
                  13067                             13004
                  12987                             12893
                  13194                             13082
                  13291                             13270
                  13354                             13332
12/31/97          13463                             13468
                  13613                             13641
                  13609                             13632
                  13658                             13685
                  13685                             13756
                  13841                             13887
                  13893                             14002
                  13949                             14031
                  13979                             14247
                  14228                             14582
                  14124                             14516
                  14338                             14596
12/31/98          14384                             14642
                  14525                             14750
                  14286                             14491
                  14391                             14574
                  14472                             14623
                  14299                             14489
                  14181                             14439
                  14058                             14382
                  14019                             14371
                  14233                             14543
                  14267                             14587
                  14310                             14587
12/31/99          14229                             14520
                  14189                             14479
                  14371                             14648
                  14495                             14838
                  14442                             14794
                  14334                             14781
                  14712                             15090
                  14841                             15228
                  15046                             15445
                  15205                             15550
                  15261                             15649
                  15467                             15903
12/31/00          15827                             16203
                  16205                             16470
                  16317                             16616
                  16372                             16703
                  16381                             16625
                  16501                             16734
                  16539                             16789
                  16845                             17177
                  17058                             17366
                  17125                             17581
                  17568                             17935
                  17395                             17687
12/31/01          17269                             17583
                  17400                             17722
                  17563                             17892
                  17216                             17597
                  17481                             17931
                  17664                             18084
                  17692                             18218
                  17905                             18434
                  18204                             18757
                  18436                             19055
10/31/02          18261                             18966

[Line Chart:]
Value of a $10,000 Investment
                                                    Salomon Bros. Broad
                  HSBC Investor Bond Fund           Investment-Grade
                  Class A (Investor)2               Bond Fund Index
8/26/96           9524                              10000
                  9466                              10000
                  9652                              10174
                  9868                              10403
                  10095                             10575
12/31/96          9997                              10481
                  10029                             10522
                  10078                             10533
                  9958                              10427
                  10102                             10576
                  10197                             10676
                  10314                             10803
                  10583                             11095
                  10499                             11000
                  10628                             11162
                  10723                             11322
                  10760                             11375
12/31/97          10845                             11491
                  10967                             11639
                  10950                             11631
                  11007                             11677
                  11066                             11737
                  11139                             11849
                  11177                             11947
                  11208                             11972
                  11227                             12156
                  11459                             12442
                  11346                             12386
                  11517                             12454
12/31/98          11539                             12493
                  11662                             12585
                  11461                             12364
                  11542                             12435
                  11602                             12477
                  11465                             12362
                  11362                             12320
                  11256                             12271
                  11230                             12262
                  11389                             12409
                  11423                             12446
                  11441                             12446
12/31/99          11391                             12389
                  11341                             12354
                  11479                             12498
                  11562                             12660
                  11524                             12623
                  11442                             12611
                  11744                             12875
                  11830                             12993
                  11991                             13178
                  12113                             13268
                  12152                             13352
                  12313                             13568
12/31/00          12599                             13825
                  12888                             14053
                  12972                             14177
                  12996                             14251
                  13009                             14185
                  13086                             14278
                  13122                             14325
                  13350                             14656
                  13515                             14817
                  13563                             15000
                  13903                             15303
                  13769                             15092
12/31/01          13659                             15003
                  13759                             15121
                  13883                             15266
                  13608                             15015
                  13801                             15300
                  13940                             15430
                  13968                             15544
                  14119                             15729
                  14352                             16004
                  14518                             16259
10/31/02          14382                             16183

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Average Annual Total Return

                                                     Inception        1           5           Since
As of October 31, 2002                                 Date          Year        Year       Inception
----------------------                               ---------       ----        ----       ---------
HSBC Investor Fixed Income Fund                        1/9/95         3.94%      6.56%        8.02%

HSBC Investor Bond Fund Class A (Investor)(2)         8/26/96        -1.50%      5.03%        6.06%

HSBC Investor Bond Fund Class B(3)                     1/6/98        -1.18%       N/A         5.03%

HSBC Investor Bond Fund Class C(4)                    11/4/98         1.79%       N/A         5.41%

(2)   Reflects the maximum sales charge of 4.75%.

(2)   Reflects the contingent deferred sales charge maximum of 4.00%.

(4)   Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------
The Funds are measured against the Salomon Brothers Broad Investment-Grade Bond Fund Index, an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                 HSBC INVESTOR FAMILY OF FUNDS 7

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor New York Tax-Free Bond Fund+
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Jerry Samet
Senior Fixed Income Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

The Fund posted a total return of 5.08% (without sales charge) for Class A (Investor) shares and 5.34% for the Class Y Shares for the year ended October 31, 2002. That compared to a 6.25% and 4.85% return for the Fund's benchmarks, the Lehman Brothers 7-Year Municipal Bond Index and the Lipper N.Y. Municipal Bond Funds Average(1), respectively.

Following an unprecedented 400 basis points of Fed easing the federal funds target, the Fed eased another 50 basis points in November and 25 basis points in December. Many market participants anticipated the Fed's actions would lead to above trend growth in 2002. As it became apparent that growth would remain moderate at best and far from robust, the municipal market was able to rally to lower yields. Asset reallocation away from speculative asset classes also benefited the municipal market as risk-averse investors poured money into the relative safety of municipal bonds. Correspondingly, municipals were able to outperform the corporate credit market, yet, due to a typical historical lag they underperformed all other high quality asset classes. Supply also became a negative relative factor as municipalities issued record amounts of commercial paper as a result of refundings into lower yields and increased deficit financing as tax receipts and revenues declined. The municipal yield curve continued to steepen as shorter duration bonds outperformed. Two to five year maturities moved lower in yield by 23-39 basis points, while 7-30 year maturities were lower by 8-15 basis points.

Over the course of the year, the Fund's duration was approximately 115% longer than that of its benchmark as well as overweighed in intermediate (6-17) term maturities. This hurt performance somewhat as the shorter end of the yield curve outperformed. The average quality of our portfolio moved higher (AA2 to AA1) as the deteriorating economic environment did not provide a fundamental basis to extend credit risk. The average rating of the benchmark was one notch lower at AA2.*

The New York municipal market retraced some of its losses from the prior year-end, which resulted from September 11 and outperformed the national market by 34 basis points. However, we have taken a higher quality profile in anticipation that the state and its municipalities are likely to encounter increasing budget deficits. The financial industry is still a strong sector in the performance of the state relative to the rest of the nation. We see this causing the state and New York City to have to potentially deal with a difficult environment and expect that credit outlooks by the rating agencies are likely to deteriorate. As such, we have favored insured bonds and essential purpose revenue bonds.

In the months ahead, we anticipate that the Fed will resume its easing of monetary policy as insurance against the current pace of below trend growth leading to a double dip recession. We feel inflationary pressures will in large part remain contained. As such, we will continue to maintain our duration to approximate 115% of our benchmark, as we believe the environment going forward appears favorable for the municipal market. We will also maintain our high quality profile as downgrades are expected to outnumber upgrades over the next twelve months.

--------------------------------------------------------------------------------
+ A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

(1)   For additional information, please refer to the Glossary of Terms.

*     Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


8 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor New York Tax-Free Bond Fund - As of October 31, 2002


[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor N.Y. Tax-Free       Lehman Brothers 7-Year
                  Bond Fund Class A (Investor)2     Municipal Bond Index
5/1/95            9526                              10000
                  9852                              10266
                  9723                              10257
                  9801                              10387
                  9948                              10510
                  9969                              10550
                  10114                             10641
                  10301                             10758
12/31/95          10416                             10815
                  10508                             10920
                  10409                             10883
                  10240                             10778
                  10201                             10758
                  10191                             10742
                  10264                             10825
                  10374                             10915
                  10362                             10920
                  10494                             11018
                  10617                             11137
                  10812                             11323
12/31/96          10746                             11289
                  10735                             11330
                  10829                             11424
                  10679                             11277
                  10772                             11335
                  10941                             11478
                  11066                             11588
                  11437                             11857
                  11287                             11773
                  11426                             11898
                  11489                             11968
                  11564                             12010
12/31/97          11736                             12158
                  11843                             12285
                  11839                             12296
                  11842                             12296
                  11751                             12225
                  11961                             12405
                  12003                             12439
                  12026                             12480
                  12248                             12670
                  12425                             12834
                  12369                             12853
                  12422                             12888
12/31/98          12451                             12915
                  12574                             13103
                  12532                             13030
                  12521                             13025
                  12553                             13056
                  12449                             12992
                  12237                             12804
                  12270                             12891
                  12128                             12861
                  12088                             12909
                  11921                             12854
                  12083                             12948
12/31/99          12035                             12896
                  11976                             12865
                  12092                             12918
                  12380                             13102
                  12283                             13053
                  12165                             13024
                  12469                             13315
                  12653                             13483
                  12827                             13659
                  12754                             13618
                  12879                             13734
                  12961                             13799
12/31/00          13304                             14069
                  13435                             14308
                  13462                             14318
                  13580                             14434
                  13395                             14304
                  13539                             14467
                  13644                             14540
                  13853                             14721
                  14086                             14944
                  13963                             14939
                  14069                             15089
                  13942                             14922
12/31/01          13808                             14799
                  14033                             15077
                  14241                             15275
                  13944                             14940
                  14152                             15308
                  14232                             15395
                  14350                             15578
                  14537                             15770
                  14712                             15967
                  15072                             16282
10/31/02          14783                             16032


[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor N.Y. Tax-Free       Lehman Brothers 7-Year
                  Bond Fund Class Y                 Municipal Bond Index
7/1/96            10000                             10000
                  10040                             10083
                  10030                             10088
                  10160                             10179
                  10281                             10289
                  10473                             10461
12/31/96          10411                             10429
                  10402                             10467
                  10495                             10554
                  10351                             10417
                  10442                             10472
                  10606                             10604
                  10729                             10705
                  11089                             10954
                  10945                             10876
                  11070                             10991
                  11143                             11056
                  11217                             11095
12/31/97          11384                             11231
                  11489                             11349
                  11498                             11359
                  11503                             11359
                  11417                             11294
                  11624                             11460
                  11667                             11492
                  11691                             11530
                  11931                             11705
                  12084                             11856
                  12032                             11874
                  12075                             11906
12/31/98          12117                             11931
                  12239                             12105
                  12201                             12037
                  12193                             12032
                  12216                             12061
                  12128                             12002
                  11925                             11828
                  11959                             11908
                  11824                             11881
                  11788                             11925
                  11616                             11875
                  11788                             11962
12/31/99          11743                             11914
                  11677                             11885
                  11804                             11934
                  12088                             12103
                  11996                             12059
                  11883                             12032
                  12182                             12300
                  12365                             12455
                  12537                             12618
                  12468                             12581
                  12593                             12688
                  12676                             12747
12/31/00          13015                             12997
                  13133                             13218
                  13162                             13227
                  13292                             13334
                  13114                             13214
                  13258                             13365
                  13364                             13432
                  13571                             13600
                  13803                             13805
                  13685                             13801
                  13793                             13939
                  13672                             13784
12/31/01          13542                             13671
                  13766                             13928
                  13973                             14111
                  13685                             13802
                  13892                             14141
                  13973                             14222
                  14091                             14391
                  14279                             14568
                  14454                             14750
                  14810                             15041
10/31/02          14529                             14810


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return

                                                                        Inception      1             5          Since
As of October 31, 2002                                                     Date       Year         Year       Inception
----------------------                                                  ---------     ----         ----       ---------
HSBC Investor New York Tax-Free Bond Fund Class A (Investor)(2)          5/1/95       0.04%        4.16%        5.35%

HSBC Investor New York Tax-Free Bond Fund Class B(3)                     1/6/98       0.30%         N/A         4.05%

HSBC Investor New York Tax-Free Bond Fund Class C(4)                    11/4/98       3.28%         N/A         3.85%

HSBC Investor New York Tax-Free Bond Fund Class Y                        7/1/96       5.34%        5.45%        6.08%

(2)   Reflects the maximum sales charge of 4.75%.

(3)   Reflects the contingent deferred sales charge maximum of 4.00%.

(4)   Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------
The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Fund, an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                 HSBC INVESTOR FAMILY OF FUNDS 9

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Balanced Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Thomas D'Auria, CFA and Edward Merkle
Senior Portfolio Managers, Managing Directors
HSBC Asset Management (Americas) Inc.

The HSBC Investor Balanced Fund (the "Fund") seeks to provide current income and long-term growth of capital consistent with reasonable risk by investing in a broadly diversified portfolio of U.S. government securities, common stocks, preferred stocks and high-quality bonds.

The Fund produced a total return of -9.07% (without sales charge) for Class A (Investor) Shares and -9.02% for the Class Y Shares for the 12-months ended October 31, 2002. That compared to a 5.89%, -15.10% and -8.50% return for the Fund's benchmarks, the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Lipper Balanced Funds Average(1), respectively.

At the start of the period, investors were faced with rising unemployment, the start of the war in Afghanistan, the collapse of Enron Corp. and declining consumer confidence. The equity markets proved resilient toward the end of 2001 despite these issues, as investors anticipated additional monetary and fiscal stimulus would lead to a recovery in the U.S. economy and corporate profits in 2002. The S&P 500 Index generated the largest quarterly gain in two years during the fourth quarter of 2001.

However, the U.S. equity markets came under pressure early in 2002 following the strong performance over the latter part of 2001. Concern over the timing and strength of an economic recovery, combined with anxiety over corporate accounting policies in the aftermath of the Enron scandal, pushed the U.S. equity markets into negative territory through the early part of 2002. By the end of the second quarter 2002, the major U.S. equity indices were trading near the September 2001 lows.

Earlier in the period, we employed a "barbell" approach to risk across the portfolio, assuming lower risk in certain sectors and holdings, while preparing to take advantage of any cyclical market improvements with higher Beta1 positions, including consumer discretionary and information technology. Over the first half of 2002, we moved towards a sector neutral position as part of a defensive strategy during a period of heightened uncertainty in the equity markets. While remaining sector neutral, we continued to focus on certain industries within the sectors, looking for opportunities to upgrade the quality of the Fund.

We remain concerned that forecasts for both the fourth quarter 2002 and full year 2003, while declining, still seem too bullish. Analysts are expecting fourth-quarter profit growth of 24% on a year-over-year basis, however, we believe fourth quarter expectations are dependent on an acceleration in the industrial cycle towards the end of this year. With the outlook for the economy mixed, corporations are unwilling to spend on capital expenditures.

Although the most recent consumer confidence readings continued the trend towards lower confidence, the consumer continues to hold in there. The benefits of mortgage refinancing will likely carry into the fourth quarter since the time to close and cash out has increased towards 60 days. It appears the economy remains reliant on housing and the consumer thus far. We feel the fear of war with Iraq is having a negative psychological impact on the economy, as this is yet another in a series of shocks that could promote more conservative spending behavior on the part of U.S. businesses and investors.

The bond market performed quite well over the past twelve months as the Fed continued their easing cycle, which started back in January 2001. Following their aggressive easing behavior during early 2001, the Fed, after the tragic events of September 11, lowered interest rates 50 basis points following their November meeting. Additionally on December 11, the Fed once again lowered rates 25 basis points to a Fed Funds target of 1.75%. During this easing cycle, the Fed cut interest rates eleven times for a total of 475 basis points as the Fed Funds target was reduced from 6.50% to 1.75%.

During the past year, the bond market saw a significant rally especially in the U.S. Treasury markets where historical low yields were reported and the 2-year Treasury traded as low as 1.70%. This flight to quality was caused by a number of events such as weakened equity markets, geo-political events in the Middle East and Iraq and accounting irregularities with firms such as Enron and WorldCom grabbing the headlines on almost a daily basis. Additionally, economic data at times was quite weak with consumer confidence, employment figures giving the markets little hope that a re-ignition of the economy was just around the corner.

The Fund as of October 31, 2002 held 60.3% of its net assets in stocks and 37.4% in fixed income securities and the remainder in cash and cash equivalents. The Fund's overall fixed income credit rating at October 31, 2002 was high at AAA. At this point in time, the Fund consisted of 57.6% in AAA rated U.S. Treasuries, U.S. Agencies and mortgage-related securities. Corporate bond exposure totaled 41.7%, with the lowest rated corporate paper assigned a single A designation.*

Looking ahead, the house view is calling for the Fed to cut interest rates another 50 basis points over the next three months as continuing weak economic data, the potential war in Iraq, and a sideways stock market are doing little to boost the American public's level of consumer confidence. While we feel upcoming economic data will reveal below trend growth, we do not feel that a double dip of recession is a likely event. Given this outlook, we feel that the yield curve will flatten and we will look to add exposure in the 10-30 year part of the curve. Additionally, we feel that once we get into 2003, the illiquidity and malaise that is beating up the corporate bond markets will subside and we will look to add corporate bond exposure on a very selective basis.

--------------------------------------------------------------------------------
(1)   For additional information, please refer to the Glossary of Terms.

*     Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


10 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Balanced Fund - As of October 31, 2002

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor                                  Lehman Brothers
                  Balanced Fund            Standard & Poor's     Aggregate
                  Class A (Investor)2      500 Index             Bond Index
2/20/01           9499                     10000                 10000
                  9369                     10000                 10000
                  9019                     9366                  10050
                  9399                     10094                 10008
                  9429                     10162                 10068
                  9227                     9915                  10106
                  9257                     9817                  10332
                  8904                     9203                  10451
                  8540                     8459                  10573
                  8641                     8621                  10793
                  8894                     9281                  10644
12/31/01          8848                     9365                  10576
                  8746                     9224                  10662
                  8654                     9047                  10765
                  8756                     9387                  10586
                  8501                     8819                  10792
                  8429                     8753                  10883
                  8133                     8130                  10977
                  7878                     7497                  11110
                  7939                     7546                  11298
                  7459                     6725                  11481
10/31/02          7857                     7319                  11429

[Line Chart:]
Value of a $10,000 Investment
                                                                 Lehman Brothers
                  HSBC Investor Balanced   Standard & Poor's     Aggregate
                  Fund Class Y             500 Index             Bond Index
1/18/01           10000                    10000                 10000
                  10010                    10000                 10000
                  9420                     9088                  10087
                  9060                     8512                  10137
                  9450                     9174                  10095
                  9490                     9235                  10155
                  9281                     9011                  10194
                  9311                     8922                  10422
                  8968                     8363                  10542
                  8594                     7688                  10665
                  8705                     7835                  10887
                  8958                     8435                  10737
12/31/01          8912                     8511                  10668
                  8809                     8383                  10754
                  8728                     8222                  10859
                  8830                     8531                  10679
                  8564                     8015                  10886
                  8493                     7955                  10978
                  8196                     7389                  11073
                  7941                     6813                  11207
                  8002                     6858                  11396
                  7522                     6112                  11581
10/31/02          7920                     6652                  11528

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return

                                                           Inception           1               Since
As of October 31, 2002                                       Date             Year           Inception
----------------------                                     ---------          ----           ---------
HSBC Investor Balanced Fund Class A (Investor)(2)           2/20/01          -13.62%          -13.28%

HSBC Investor Balanced Fund Class B(3)                       2/9/01          -13.51%          -13.79%

HSBC Investor Balanced Fund Class C(4)                      2/13/01          -10.75%          -12.33%

HSBC Investor Balanced Fund Class Y                         1/18/01           -9.02%          -12.25%

(2)   Reflects the maximum sales charge of 5.00%.

(3)   Reflects the contingent deferred sales charge maximum of 4.00%.

(4)   Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------
The Fund is measured against the Lehman Brothers Aggregate Bond Index, which is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity, and the Standard & Poor's 500 Index, which is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                HSBC INVESTOR FAMILY OF FUNDS 11

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Equity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by John L. Blundin
Portfolio Manager, Alliance Capital Management, L.P. and

Robert H. Lyon
Portfolio Manager, Institutional Capital Corporation

The HSBC Investor Equity Fund (the "Fund") seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 80% of its assets in equity securities of seasoned mid-sized and large companies whose shares are expected to show above-average price appreciation. The Fund employs two sub-investment advisers to achieve its investment objective. Each sub-investment adviser pursues a different investment style.

Alliance Capital Management, L.P. pursues a growth style of investing, focusing on investing in financially secure firms that have established operating histories and are proven leaders in their industries or market sectors. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

Institutional Capital Corporation pursues a value style of investing, focusing on shares of companies that are undervalued relative to the stock market as a whole. The firm employs a fundamentals-based, bottom-up stock-picking method to find these companies.

The Fund returned -20.74% (without sales charge) for Class A (Investor) Shares and -20.53% for the Class Y Shares for the year ended October 31, 2002. That compared to -19.62% and -22.70% return for the Fund's benchmarks, the Russell 1000 Growth Index and the Lipper Large-Cap Core Funds Average(1), respectively.

The economy rebounded slightly in October as some companies reported improved financial results; however, the period overall was characterized by poor performance in the stock market. The market's performance was hampered by the threat of renewed terrorist attacks and geopolitical tensions such as the potential war with Iraq. Investor confidence also remained shaky due to corporate malfeasance at companies such as Enron, Tyco, and WorldCom.

Consumer spending remained high during the period, due to mortgage refinancing and low interest rates. Consumers buoyed share prices in the consumer services and consumer staples sectors, while healthcare stocks benefited from investors seeking stability. Meanwhile, technology companies continued to suffer from a difficult earnings environment.

Alliance's portfolio allocation during the period was determined by specific stocks rather than sectors. Value stocks outperformed growth stocks, but Alliance found opportunities in all sectors of the market. Holdings that helped the Fund's performance included financial services firm MBNA (1.77% of net assets) and healthcare equipment distributor Cardinal Health (1.99%) as well as Harley-Davidson (1.69%) and Dell Computer (1.61%). Dell is one of the few technology companies to have met or exceeded earnings expectations for the past six quarters*

ICAP kept a relatively low weighting in shares of technology and telecommunications firms, as supply in those sectors continued to outstrip demand. That decision helped the Fund's performance. The Fund also benefited from investments in shares of broadcaster Clear Channel Communications, Inc. (1.02% of net assets), hospital operator HCA, Inc. (0.59%) and business consultant Accenture Ltd. (0.70%). The Fund was hurt by weakness among healthcare stocks. Fund returns also suffered from losses brought about by Tyco International, systems company EDS, and retailer Sears-all of which fell more severely than ICAP feels was warranted, given the firms' solid fundamentals.*

The outlook for the next 12 months is colored by many of the concerns that have plagued the market's performance during the recent period -- particularly the threat of terrorist attacks, geopolitical unrest in regards to Iraq, investors' mistrust due to the corporate accounting issues and concerns about whether consumer spending will continue to be strong. Alliance anticipates that these issues will be resolved over time. Meanwhile, Alliance will continue to look for opportunities to buy reasonably valued shares of firms with strong growth potential.

ICAP will continue to underweight technology and telecommunications stocks, due to overcapacity and lack of capital spending growth in those industries. ICAP also will emphasize highly cyclical sectors such as basic industries and consumer durables, which could be hurt by slow economic growth. We will continue to seek out shares of high-quality firms with strong and improving balance sheets.

--------------------------------------------------------------------------------
(1)   For additional information, please refer to the Glossary of Terms.

*     Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


12 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Equity Fund - As of October 31, 2002

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor Equity Fund         Russell 1000
                  Class A (Investor)2               Growth Index
8/1/95            9497                              10000
                  9630                              10011
                  9915                              10472
                  9758                              10480
                  10349                             10887
12/31/95          10530                             10949
                  10817                             11316
                  10903                             11522
                  11007                             11537
                  10988                             11841
                  11093                             12254
                  10955                             12271
                  10396                             11552
                  10598                             11850
                  11069                             12713
                  11543                             12790
                  12395                             13750
12/31/96          12161                             13481
                  12705                             14427
                  12676                             14329
                  12143                             13553
                  12787                             14453
                  13728                             15496
                  14351                             16117
                  15699                             17542
                  15035                             16515
                  15686                             17328
                  14882                             16687
                  15259                             17396
12/31/97          15612                             17591
                  15832                             18117
                  17240                             19480
                  18032                             20256
                  18106                             20537
                  17875                             19954
                  18501                             21176
                  18448                             21036
                  15439                             17879
                  16359                             19252
                  17855                             20799
                  18750                             22382
12/31/98          20170                             24400
                  20827                             25833
                  20051                             24653
                  20766                             25951
                  21661                             25984
                  21122                             25186
                  22433                             26950
                  21495                             26093
                  21365                             26520
                  20280                             25962
                  21467                             27923
                  21446                             29430
12/31/99          22144                             32491
                  21163                             30967
                  19955                             32481
                  22150                             34806
                  21647                             33150
                  20916                             31481
                  21291                             33866
                  21087                             32455
                  22417                             35393
                  21101                             32045
                  20957                             30529
                  18943                             26029
12/31/00          19353                             25205
                  20456                             26946
                  18310                             22372
                  16796                             19937
                  18488                             22459
                  18632                             22128
                  18072                             21616
                  17724                             21075
                  16416                             19352
                  15088                             17420
                  15616                             18334
                  16936                             20096
12/31/01          17140                             20042
                  16504                             19687
                  15844                             18870
                  16521                             19523
                  15501                             17930
                  15368                             17496
                  14145                             15877
                  13051                             15004
                  13232                             15049
                  11704                             13489
10/31/02          12378                             14737

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor Equity              Russell 1000
                  Fund Class Y                      Growth Index
7/1/96            10000                             10000
                  9391                              9414
                  9582                              9657
                  10007                             10360
                  10436                             10423
                  11205                             11205
12/31/96          10999                             10986
                  11501                             11756
                  11474                             11677
                  10997                             11045
                  11579                             11778
                  12422                             12628
                  12992                             13134
                  14212                             14295
                  13620                             13459
                  14211                             14121
                  13492                             13599
                  13833                             14177
12/31/97          14142                             14335
                  14351                             14764
                  15627                             15874
                  16352                             16507
                  16419                             16736
                  16219                             16261
                  16788                             17257
                  16750                             17142
                  14018                             14570
                  14853                             15689
                  16211                             16950
                  17024                             18239
12/31/98          18326                             19884
                  18923                             21051
                  18228                             20090
                  18877                             21148
                  19700                             21175
                  19200                             20524
                  20405                             21962
                  19552                             21264
                  19444                             21611
                  18459                             21157
                  19549                             22755
                  19529                             23983
12/31/99          20168                             26477
                  19274                             25236
                  18185                             26469
                  20184                             28364
                  19725                             27015
                  19070                             25654
                  19413                             27598
                  19238                             26448
                  20451                             28842
                  19252                             26114
                  19120                             24879
                  17283                             21211
12/31/00          17671                             20540
                  18689                             21959
                  16729                             18231
                  15346                             16247
                  16902                             18302
                  17023                             18033
                  16522                             17615
                  16204                             17175
                  15019                             15770
                  13794                             14196
                  14288                             14941
                  15496                             16377
12/31/01          15684                             16333
                  15113                             16044
                  14508                             15378
                  15137                             15910
                  14202                             14612
                  14081                             14258
                  12968                             12939
                  11965                             12227
                  12131                             12264
                  10737                             10992
10/31/02          11355                             12010

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return

                                                        Inception           1            5           Since
As of October 31, 2002                                    Date             Year         Year       Inception
----------------------                                  ---------          ----         ----       ---------
HSBC Investor Equity Fund Class A (Investor)(2)           8/1/95          -24.67%      -4.60%         2.99%

HSBC Investor Equity Fund Class B(3)                      1/6/98          -24.58%        N/A         -5.40%

HSBC Investor Equity Fund Class C(4)                     11/4/98          -22.13%        N/A         -9.52%

HSBC Investor Equity Fund Class Y                         7/1/96          -20.53%      -3.39%         2.03%

(2)   Reflects the maximum sales charge of 5.00%.

(3)   Reflects the contingent deferred sales charge maximum of 4.00%.

(4)   Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------
The Fund is measured against the Russell 1000 Growth Index, which is an unmanaged index that measures the performance of 1,000 securitities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                HSBC INVESTOR FAMILY OF FUNDS 13

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth and Income Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Thomas D'Auria, CFA
Senior Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments.

The Fund returned -18.97% (without sales charge) for the Class A (Investor) Shares and -18.76% for the Class Y Shares for the year ended October 31, 2002. That compared to a -15.10% return for the S&P 500 Index and a -14.20% return for the Lipper Growth and Income Funds Average(1).

At the start of the period, investors were faced with rising unemployment, the start of the war in Afghanistan, the collapse of Enron Corp. and declining consumer confidence. The equity markets proved resilient toward the end of 2001 despite these issues, as investors anticipated additional monetary and fiscal stimulus would lead to a recovery in the U.S. economy and corporate profits in 2002. The S&P 500 Index generated the largest quarterly gain in two years during the fourth quarter of 2001.

However, the U.S. equity markets came under pressure early in 2002 following the strong performance over the latter part of 2001. Concern over the timing and strength of an economic recovery, combined with anxiety over corporate accounting policies in the aftermath of the Enron scandal, pushed the U.S. equity markets into negative territory through the early part of 2002. These issues continued to hang over the equity markets through much of the period, as well as escalating tensions in the Middle East, the India-Pakistan conflict, and further threats of terrorism. By the end of the second quarter 2002, the major U.S. equity indices were trading near the September 2001 lows.

Earlier in the period, we employed a "barbell" approach to risk across the portfolio, assuming lower risk in certain sectors and holdings, such as health care and consumer staples, while preparing to take advantage of any cyclical market improvements with higher Beta1 positions in other sectors, including consumer discretionary and information technology. Over the first half of 2002, we moved towards a sector neutral position as part of a defensive strategy during a period of heightened uncertainty in the equity markets. While remaining sector neutral, we continued to focus on certain industries within the sectors, looking for opportunities to upgrade the quality of the Fund.*

We remain concerned that forecasts for both the fourth quarter 2002 and full year 2003, while declining, still seem too bullish. Analysts are expecting fourth-quarter profit growth of 24% on a year-over-year basis, however, we believe fourth quarter expectations are dependent on an acceleration in the industrial cycle towards the end of this year. The recent data shows that the industrial cycle is stagnating, at least for the time being. Recent data continues to show a murky economic picture at best. The release of 3Q Gross Domestic Product1 growth of 3.1% was meaningfully below the 3.7% forecast. With the outlook for the economy mixed, corporations are unwilling to spend on capital expenditures.

Although the most recent consumer confidence readings continued the trend towards lower confidence, the consumer continues to hold in there. The benefits of mortgage refinancing will likely carry into the fourth quarter since the time to close and cash out has increased towards 60 days. It appears the economy remains reliant on housing and the consumer thus far. We feel the fear of war with Iraq is having a negative psychological impact on the economy, as this is yet another in a series of shocks that could promote more conservative spending behavior on the part of U.S. businesses and investors. Coming on the heels of September 11, and the corporate governance scandals, investors are discouraged.

--------------------------------------------------------------------------------
(1)     For additional information, please refer to the Glossary of Terms.

*     Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


14 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth and Income Fund - As of October 31, 2002

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor Growth and          Standard & Poor's
                  Income Fund Class A (Investor)2   500 Index
4/12/01           9498                              10000
                  10112                             10000
                  10130                             10067
                  9730                              9822
                  9646                              9725
                  8985                              9117
                  8277                              8380
                  8296                              8540
                  8836                              9194
12/31/01          8811                              9277
                  8597                              9138
                  8401                              8962
                  8653                              9298
                  8131                              8736
                  7991                              8671
                  7459                              8054
                  6863                              7426
                  6881                              7475
                  6117                              6662
10/31/02          6723                              7250

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor Growth and          Standard & Poor's
                  Income Fund Class Y               500 Index
4/2/01            10000                             10000
                  10991                             10000
                  11011                             10067
                  10588                             9822
                  10486                             9725
                  9778                              9117
                  9019                              8380
                  9029                              8540
                  9626                              9194
12/31/01          9598                              9277
                  9375                              9138
                  9152                              8962
                  9436                              9298
                  8868                              8736
                  8716                              8671
                  8138                              8054
                  7487                              7426
                  7508                              7475
                  6675                              6662
10/31/02          7335                              7250

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return

                                                                   Inception      1            Since
As of October 31, 2002                                               Date       Year         Inception
----------------------                                             ---------    ----         ---------
HSBC Investor Growth and Income Fund Class A (Investor)(2)          4/12/01    -23.03%        -22.56%

HSBC Investor Growth and Income Fund Class B(3)                      4/5/01    -22.81%        -20.45%

HSBC Investor Growth and Income Fund Class Y                         4/2/01    -18.76%        -17.80%

(2)   Reflects the maximum sales charge of 5.00%.

(3)   Reflects the contingent deferred sales charge maximum of 4.00%.

--------------------------------------------------------------------------------
The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                HSBC INVESTOR FAMILY OF FUNDS 15

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Mid-Cap Fund (Class A Shares, B Shares, C Shares and Trust Shares)

by Thomas D'Auria, CFA
Senior Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Standard & Poor's Mid Cap 400 Index (the "S&P Mid Cap 400") by investing at least 80% of its total assets in stocks of mid-sized companies with market capitalization, at the time of acquisition, falling within the range of the S&P Mid Cap 400 ($1 billion to $12 billion).

The Fund's Class A Shares posted a return of -20.25% (without sales charge) and -19.97% for the Trust Shares for the year ended October 31, 2002. That compares to -4.78% and -19.95% for the Fund's benchmarks, the S&P Mid Cap 400 and the Lipper Mid-Cap Growth Funds Average(1).

At the start of the period, investors were faced with rising unemployment, the start of the war in Afghanistan, the collapse of Enron and declining consumer confidence. The equity markets proved resilient towards the end of 2001 despite these issues, as investors anticipated additional monetary and fiscal stimulus would lead to a recovery in the U.S. economy and corporate profits in 2002. The S&P 500 Index generated the largest quarterly gain in two years during the fourth quarter of 2001.

However, the U.S. equity markets came under pressure early in 2002 following the strong performance over the latter part of 2001. Concern over the timing and strength of an economic recovery, combined with anxiety over corporate accounting policies in the aftermath of the Enron scandal, pushed the U.S. equity markets into negative territory through the early part of 2002. These issues continued to hang over the equity markets through much of the period, as well as escalating tensions in the Middle East, the India-Pakistan conflict, and further threats of terrorism. By the end of the second quarter 2002, the major U.S. equity indices were trading near the September 2001 lows.

Earlier in the period, the Fund maintained an overweight position in select consumer discretionary holdings, particularly in retail, positioning the Fund for an expected economic rebound. We believed the information technology sector showed significant long-term promise, however remained wary that investors were discounting an earnings recovery in the sector too early in advance, and therefore weighted the sector in-line with the benchmark. We reduced our holdings in financials due to our belief that the Fed was near the end of its easing cycle, while health care remained the Fund's largest sector overweight.*

After seeing earnings estimates being reduced on an almost daily basis recently, third quarter 2002 earnings, reported throughout October, have surprised to the upside. With about 95% of the companies having reported, earnings growth is running about 13% ahead of the year ago quarter. On October 5, the First Call estimate for third-quarter earnings growth had dropped to 7.3%. The result should be much better than the consensus.

However, we remain concerned that forecasts for both the fourth quarter 2002 and full year 2003, while declining, still seem too bullish. Analysts are expecting fourth-quarter profit growth of 24% on a year-over-year basis, however we believe fourth quarter expectations are dependent on acceleration in the industrial cycle toward the end of this year. The recent data shows that the industrial cycle is stagnating, at least for the time being. Recent data continues to show a murky economic picture at best. The release of 3Q GDP1 growth of 3.1% was meaningfully below the 3.7% forecast. With the outlook for the economy mixed, corporations are unwilling to spend on capital expenditures.

Although the most recent consumer confidence readings continued the trend towards lower confidence, the consumer continues to hold in there. The benefits of mortgage refinancing will likely carry into the fourth quarter since the time to close and cash out has increased towards 60 days. It appears the economy remains reliant on housing and the consumer thus far. Fears of war with Iraq are having a negative psychological impact on the economy, as this is yet another in a series of shocks that will promote more conservative spending behavior on the part of U.S. businesses and investors. Coming on the heels of September 11, and the corporate governance scandals, investors are discouraged.

--------------------------------------------------------------------------------
(1)   For additional information, please refer to the Glossary of Terms.

*     Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


16 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Mid-Cap Fund - As of October 31, 2002

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor       HSBC Investor
                  Mid-Cap             Mid-Cap         Standard & Poor's
                  Fund Class A2       Fund Trust      Mid Cap 400 Index
7/1/93            9486                10000           10000
                  9418                9926            9981
                  9726                10257           10393
                  9760                10294           10503
                  9966                10551           10538
                  9863                10441           10305
12/31/93          10103               10662           10783
                  10308               10882           11035
                  10034               10625           10878
                  9658                10221           10374
                  9726                10294           10451
                  9692                10257           10352
                  9521                10074           9996
                  9966                10515           10335
                  10411               11029           10876
                  10000               10588           10673
                  10205               10809           10790
                  9692                10257           10303
12/31/94          9726                10294           10398
                  9932                10515           10506
                  10377               10993           11057
                  10548               11176           11249
                  10890               11544           11475
                  11164               11838           11751
                  11438               12132           12230
                  11884               12610           12868
                  12123               12868           13106
                  12397               13162           13424
                  12363               13125           13078
                  12945               13713           13649
12/31/95          12911               13713           13615
                  13253               14044           13813
                  13527               14338           14282
                  13699               14559           14453
                  13973               14853           14895
                  14281               15184           15096
                  14110               15000           14870
                  13185               14044           13864
                  13904               14816           14663
                  14589               15515           15303
                  14726               15662           15347
                  15445               16434           16212
12/31/96          15034               16029           16230
                  16062               17096           16839
                  16027               17059           16700
                  15582               16618           15988
                  15856               16912           16403
                  17397               18529           17837
                  18014               19191           18338
                  19521               20772           20154
                  18801               20074           20130
                  20000               21324           21287
                  19144               20441           20361
                  19384               20662           20663
12/31/97          19658               20993           21465
                  19212               20478           21056
                  20685               22059           22801
                  21541               23015           23829
                  21952               23456           24264
                  21507               22978           23172
                  22021               23529           23318
                  20925               22353           22414
                  16849               18015           18242
                  17979               19228           19945
                  19041               20331           21727
                  20137               21544           22812
12/31/98          21473               22978           25568
                  22123               23640           24572
                  21096               22574           23286
                  22397               23971           23936
                  23459               25110           25825
                  23664               25368           25936
                  25068               26875           27325
                  24418               26140           26745
                  23527               25221           25828
                  23356               25000           25030
                  24589               26360           26306
                  27226               29191           27687
12/31/99          29658               31801           29332
                  29178               31287           28506
                  33904               36360           30501
                  35000               37537           33054
                  33185               35588           31900
                  32089               34412           31501
                  34247               36765           31964
                  33082               35515           32469
                  37603               40404           36094
                  36541               39265           35847
                  34486               37059           34632
                  30514               32757           32018
12/31/00          32886               35341           34467
                  33512               36013           35235
                  31774               34147           33224
                  29966               32206           30754
                  33373               35826           34146
                  33512               36013           34942
                  33130               35602           34800
                  32434               34856           34282
                  30939               33251           33160
                  27081               29146           29036
                  27463               29519           30320
                  29201               31423           32576
12/31/01          29792               32057           34257
                  29306               31535           34075
                  28019               30154           34119
                  29618               31908           36556
                  28541               30751           36395
                  28158               30303           35780
                  25447               27429           33161
                  23152               24929           29944
                  22840               24631           30097
                  20858               22503           27671
10/31/02          21970               23698           28871

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return

                                                   Inception           1            5           Since
As of October 31, 2002                               Date+            Year         Year       Inception
----------------------                             ---------          ----         ----       ---------
HSBC Investor Mid-Cap Fund Class A(2)               7/1/93           -24.28%       1.69%        8.76%

HSBC Investor Mid-Cap Fund Class B(3)               7/1/93           -24.01%       1.97%        8.56%

HSBC Investor Mid-Cap Fund Class C(4)               7/1/93           -21.51%       2.00%        8.58%

HSBC Investor Mid-Cap Fund Trust                    7/1/93           -19.97%       2.94%        9.65%

(2)   Reflects the maximum sales charge of 5.00%.

(3)   Reflects the contingent deferred sales charge maximum of 4.00%.

(4)   Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------
+ Prior to July 1, 2000, HSBC Asset Management (Americas), Inc. managed another pooled investment vehicle called a collective investment trust
      (CTF) with the same investment objective as the Fund since 1993. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund is measured against the Standard & Poor's 400 Mid Cap Index, an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                HSBC INVESTOR FAMILY OF FUNDS 17

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund+ (Class A (Investor) Shares, B Shares and C Shares)

by David Fisher
Portfolio Manager
Capital Guardian Trust Company

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs Capital Guardian Trust Company as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

For the year ended October 31, 2002, the shares of the HSBC Investor International Equity Fund produced a -13.32% return, and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned -12.42% (without sales charge). That compared to a total return of -13.21% and -12.72% for the Funds' benchmarks, the Morgan Stanley Capital International, Europe, Australasia and Far East Index and the Lipper International Funds Average(1).

The period was characterized by a weak global economy, increased geopolitical tensions in the Middle East and concerns about the potential for a global economic recovery. Overseas equity markets sold off broadly during the period, with most developed markets showing double-digit losses.

In Europe, concerns about corporate malfeasance added to the effects of an already weak economy. Stocks performed poorly in that environment. European technology and telecommunications stocks performed well at the beginning of the period, however their performance deteriorated as corporate spending declined. Traditional defensive sectors such as financial services and insurance performed poorly, due to exposure to weak global capital markets and heavy flooding in Europe. Investors found the consistent earnings of consumer cyclical and consumer discretionary firms attractive and shares of such companies performed well. Strong consumer spending buoyed shares of automobile and luxury-goods firms.

The Japanese economy remained weak during the period. New government initiatives appeared to have little effect and the country's banking sector continued to struggle with the effects of bad loans. Nevertheless, Japanese stocks during the period began to perform relatively well due to increased foreign investment and an improving semiconductor market. Japanese stocks benefited from investor interest in their historically low valuations. Non-technology sectors such as real estate and financial services posted gains.

Capital Guardian Trust Company's bottom-up, research-driven investment approach employs extensive field research and direct company contact. The Portfolio maintained a significant overweight position in select technology stocks, which boosted its performance relative to its benchmark. We concentrated the Portfolio's telecommunications holdings in shares of select wireless service operators, which we feel helped performance relative to the Fund's benchmark. The Portfolio benefited from its overweight position in consumer discretionary stocks, which performed well due to strong consumer spending during the period. Performance was hurt by the Portfolio's investments in the insurance and financial services sector. Moreover, while the Japanese stock market showed some strength during the period, the Portfolio's stock selection in Japan hurt performance. However, investments in other Pacific countries such as South Korea boosted the Portfolio's performance.*

We expect a global economic recovery in the coming months, but do not expect that recovery to be swift. Instead, we believe that the world's major economies will recover slowly. Valuations in many markets already reflect investors' anticipation of an economic rebound.

We will focus on attractively valued shares of sound companies that should benefit from such a recovery. In Europe, we will selectively add to the Portfolio's fixed-line telecom exposure. We believe there are many opportunities in the Japanese stock market, and we will focus on export-related companies that will benefit from a broad global recovery.*

--------------------------------------------------------------------------------
+     International investing involves increased risk and volatility.

(1)   For additional information, please refer to the Glossary of Terms.

*     Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


18 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of October 31, 2002

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor International
                  Equity Fund                       MSCI EAFE Index
11/9/95           10000                             10000
                  9740                              9618
                  9800                              9593
                  9910                              10194
                  10300                             10580
                  10440                             10457
                  10330                             10276
                  10902                             10919
                  10771                             10505
                  11002                             10713
                  10831                             10428
                  11012                             10720
12/31/95          11254                             11155
                  11467                             11204
                  11528                             11244
                  11639                             11486
                  12045                             11823
                  12035                             11608
                  12090                             11676
                  11744                             11338
                  11917                             11365
                  12242                             11670
                  12263                             11554
                  12843                             12016
12/31/96          12950                             11865
                  13085                             11452
                  13324                             11642
                  13397                             11687
                  13667                             11752
                  14644                             12520
                  15497                             13213
                  16027                             13430
                  14779                             12429
                  15788                             13128
                  14301                             12122
                  14197                             12001
12/31/97          14208                             12109
                  14823                             12665
                  15874                             13481
                  16466                             13899
                  16690                             14012
                  16433                             13948
                  16187                             14056
                  16187                             14202
                  13839                             12446
                  13627                             12067
                  14801                             13329
                  15695                             14015
12/31/98          15975                             14571
                  16806                             14531
                  16443                             14188
                  17356                             14784
                  18292                             15386
                  17777                             14597
                  19217                             15170
                  19930                             15624
                  20305                             15685
                  20878                             15846
                  21744                             16443
                  23652                             17018
12/31/99          27319                             18549
                  26145                             17373
                  27693                             17844
                  28317                             18539
                  26944                             17567
                  25521                             17142
                  26857                             17816
                  25322                             17072
                  25846                             17224
                  23637                             16389
                  22626                             16005
                  21565                             15408
12/31/00          21952                             15960
                  22529                             15952
                  20461                             14757
                  19413                             13780
                  21253                             14747
                  20340                             14238
                  19413                             13661
                  18822                             13414
                  18204                             13077
                  16148                             11755
                  16874                             12056
                  17868                             12501
12/31/01          18116                             12575
                  17230                             11907
                  17325                             11990
                  18252                             12629
                  18211                             12655
                  18266                             12815
                  17352                             12305
                  15485                             11091
                  15185                             11065
                  13577                             9877
10/31/02          14626                             10463


[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor Overseas Equity
                  Fund Class A (Investor)2          MSCI EAFE Index
8/26/96           9497                              10000
                  9383                              10000
                  9630                              10268
                  9639                              10166
                  10066                             10573
12/31/96          10132                             10439
                  10227                             10076
                  10407                             10244
                  10388                             10283
                  10578                             10340
                  11301                             11016
                  11928                             11626
                  12318                             11816
                  11358                             10936
                  12108                             11551
                  10996                             10666
                  10920                             10560
12/31/97          10932                             10654
                  11404                             11144
                  12194                             11861
                  12628                             12229
                  12791                             12329
                  12579                             12272
                  12387                             12367
                  12387                             12496
                  10595                             10950
                  10393                             10617
                  11212                             11727
                  11876                             12331
12/31/98          12087                             12820
                  12695                             12785
                  12415                             12484
                  13090                             13008
                  13794                             13538
                  13389                             12844
                  14460                             13347
                  14981                             13747
                  15251                             13800
                  15656                             13942
                  16303                             14468
                  17711                             14973
12/31/99          20392                             16320
                  19474                             15286
                  20607                             15700
                  21056                             16312
                  20021                             15457
                  19006                             15082
                  19992                             15675
                  18840                             15021
                  19221                             15155
                  17561                             14420
                  16800                             14082
                  15999                             13557
12/31/00          16276                             14042
                  16692                             14036
                  15144                             12984
                  14365                             12125
                  15721                             12975
                  15027                             12527
                  14333                             12020
                  13906                             11802
                  13437                             11505
                  11911                             10343
                  12444                             10607
                  13170                             10998
12/31/01          13339                             11063
                  12687                             10476
                  12754                             10549
                  13427                             11111
                  13383                             11134
                  13427                             11275
                  12776                             10826
                  11484                             9758
                  11274                             9735
                  10114                             8690
10/31/02          10898                             9206


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Average Annual Total Return

                                                                   Inception           1            5           Since
As of October 31, 2002                                               Date             Year         Year       Inception
----------------------                                             ---------          ----         ----       ---------
HSBC Investor International Equity Fund                              1/9/95          -13.32%       0.45%        4.99%

HSBC Investor Overseas Equity Fund Class A (Investor)(2)            8/26/96          -16.78%      -1.20%        1.40%

HSBC Investor Overseas Equity Fund Class B(3)                        1/6/98          -16.45%        N/A        -1.03%

HSBC Investor Overseas Equity Fund Class C(4)                       11/4/98          -13.93%        N/A        -1.94%

(2)   Reflects the maximum sales charge of 5.00%.

(3)   Reflects the contingent deferred sales charge maximum of 4.00%.

(4)   Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------
The Funds are measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                HSBC INVESTOR FAMILY OF FUNDS 19

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund+ (Class A (Investor) Shares, B Shares and C
Shares)

by Don Pitcher and Rob Henderson
Portfolio Manager
MFS Institutional Advisers, Inc.

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs MFS Institutional Advisers, Inc., as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

During the year ended October 31, 2002, the shares of the HSBC Investor Small Cap Equity Fund produced a -18.11% return and the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a -18.44% return (without sales charge). The Funds' benchmarks, the Russell 2000 Index and the Lipper Small Cap Growth Funds Average(1), returned -11.57% and -12.16%, respectively.

Shares of U.S. companies were extremely volatile during the period. Corporate earnings and cash flow were weak, and investor confidence eroded due to accounting scandals. Defensive sectors and stocks held up relatively well in the early part of the period, however they suffered losses toward the end of the summer. Such declines historically have indicated the beginning of a bottoming-out process in past bear markets.

Few stocks in the market increased in price on an absolute basis, therefore, the Portfolio did not do well relative to its benchmark due to strong consumer spending. As consumer spending has grown stronger relative to corporate spending, the Portfolio has invested more assets in consumer-related stocks such as Michael Stores, Inc. (1.50% of net assets), a discount craft retailer; Regis Corporation (1.33%), a discount salon operator and franchise; and Pier 1 Imports, Inc. (0.75%), a discount home-furnishings retailer. We also found opportunities in moderately priced shares of restaurant companies such as the Outback Steakhouse, Inc. (1.39%) and California Pizza Kitchen, Inc. (1.24%).*

The healthcare sector has been somewhat insulated from the decline in business spending by the aging population and industry innovation. In this sector, we found pharmaceutical benefits management company Caremark Rx, Inc. (2.88%) and respiratory oxygen provider Lincare Holdings, Inc. (1.35%). Technology holdings, despite a short strong rally in the fourth quarter of 2001, continued to suffer from overcapacity created during the late 1990s. This sector accounted for the Portfolio's worst performer: GlobespanVirata, Inc. (0.38%).*

The differences between large-cap and small-cap growth stocks were not very significant. The Russell 1000 Growth Index, which measures the performance of large-cap growth stocks, fell 19.62%. That compares to a 21.57% decline for the Russell 2000 Growth Index, which measures the performance of small-cap growth stocks. Value stocks outperformed growth stocks during the period. The Russell 1000 Value Index and the Russell 2000 Value Index returned -10.02% and -2.53%, respectively.(1)

We increased the number of holdings in the Portfolio to 196 at the end of October. One sector alone--regional banks--included investments in 20 different stocks. The Portfolio's largest holding Caremark Rx, Inc. constitutes just 3% of the Portfolio, and the top ten holdings constitute 17% of the Portfolio. This greater diversification should reduce the Portfolio's vulnerability to a single stock or sector.*

We are cautiously optimistic that the economy will fare better in 2003, as companies reduce inventory and lower interest rates take effect. At the same time, we acknowledge risks that include tension in the Middle East and corporate accounting concerns. These issues could continue to contribute to the volatility of growth stocks.

We will address that potential risk by paying close attention to valuations. We hope to find bargains in sectors such as health care, specialty retailers, and leisure services. We will also keep a watchful eye on technology companies, as the rewards from a rebound in that sector could be substantial.

--------------------------------------------------------------------------------
+ Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

(1)   For additional information, please refer to the Glossary of Terms.

*     Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


20 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund - As of October 31, 2002

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor
                  Small Cap Equity Fund             Russell 2000 Index
9/3/96            10000                             10000
                  10900                             10391
                  10630                             10231
                  11060                             10652
12/31/96          10864                             10931
                  11216                             11150
                  10864                             10879
                  10310                             10366
                  10502                             10395
                  11860                             11551
                  12513                             12046
                  13238                             12607
                  13409                             12895
                  14274                             13839
                  13519                             13231
                  13509                             13146
12/31/97          13336                             13376
                  13336                             13165
                  14655                             14138
                  15354                             14721
                  15738                             14803
                  15005                             14005
                  15354                             14035
                  14340                             12899
                  11318                             10394
                  12277                             11207
                  12942                             11664
                  13720                             12275
12/31/98          15127                             13035
                  14999                             13208
                  13663                             12139
                  13830                             12328
                  14447                             13433
                  15166                             13629
                  16168                             14245
                  15680                             13854
                  15294                             13342
                  15281                             13345
                  16129                             13399
                  18325                             14199
12/31/99          22418                             15806
                  21502                             15552
                  26180                             18120
                  25011                             16926
                  23517                             15907
                  22573                             14980
                  25039                             16286
                  23757                             15762
                  26504                             16965
                  25673                             16466
                  25095                             15731
                  21502                             14116
12/31/00          23547                             15329
                  25374                             16127
                  22864                             15068
                  20286                             14331
                  23103                             15452
                  23223                             15832
                  24059                             16379
                  22847                             15492
                  21600                             14992
                  18117                             12974
                  19329                             13733
                  21635                             14796
12/31/01          23240                             15709
                  22591                             15545
                  21139                             15120
                  22762                             16335
                  21139                             16484
                  20252                             15752
                  18578                             14971
                  16017                             12710
                  16188                             12678
                  15402                             11768
10/31/02          15829                             12144

[Line Chart:]
Value of a $10,000 Investment
                  HSBC Investor Opportunity
                  Fund Class A (Investor)2          Russell 2000 Index
9/23/96           9497                              10000
                  9687                              10000
                  9307                              9846
                  9677                              10252
12/31/96          9501                              10520
                  9805                              10730
                  9501                              10470
                  9007                              9976
                  9169                              10004
                  10337                             11117
                  10907                             11593
                  11525                             12133
                  11667                             12410
                  12399                             13319
                  11753                             12734
                  11724                             12651
12/31/97          11578                             12873
                  11578                             12670
                  12715                             13606
                  13317                             14167
                  13643                             14246
                  13011                             13479
                  13317                             13507
                  12428                             12413
                  9800                              10003
                  10630                             10786
                  11203                             11226
                  11865                             11814
12/31/98          13080                             12545
                  12965                             12712
                  11808                             11682
                  11934                             11864
                  12471                             12928
                  13080                             13116
                  13932                             13710
                  13511                             13333
                  13164                             12840
                  13143                             12843
                  13869                             12895
                  15751                             13665
12/31/99          19238                             15212
                  18415                             14967
                  22416                             17439
                  21421                             16289
                  20141                             15309
                  19352                             14417
                  21467                             15673
                  20347                             15169
                  22690                             16327
                  21970                             15847
                  21433                             15139
                  18346                             13585
12/31/00          20062                             14752
                  21613                             15520
                  19466                             14502
                  17250                             13792
                  19636                             14871
                  19721                             15237
                  20420                             15763
                  19398                             14910
                  18324                             14428
                  15358                             12486
                  16363                             13217
                  18307                             14240
12/31/01          19670                             15119
                  19091                             14962
                  17863                             14552
                  19244                             15721
                  17863                             15865
                  17096                             15161
                  15682                             14408
                  13534                             12232
                  13670                             12201
                  13006                             11325
10/31/02          13346                             11688

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Average Annual Total Return

                                                                   Inception           1          5           Since
As of October 31, 2002                                               Date             Year       Year       Inception
----------------------                                             ---------          ----       ----       ---------
HSBC Investor Small Cap Equity Fund                                  9/3/96          -18.11%     3.20%        7.74%

HSBC Investor Opportunity Fund Class A (Investor)(2)                9/23/96          -22.55%     1.53%        4.84%

HSBC Investor Opportunity Fund Class B(3)                            1/6/98          -22.23%      N/A         2.46%

HSBC Investor Opportunity Fund Class C(4)                           11/4/98          -19.85%      N/A         3.32%

(2)   Reflects the maximum sales charge of 5.00%.

(3)   Reflects the contingent deferred sales charge maximum of 4.00%.

(4)   Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------
The Funds are measured against the Russell 2000 Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                HSBC INVESTOR FAMILY OF FUNDS 21

--------------------------------------------------------------------------------
                   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

               Schedule of Portfolio Investments--October 31, 2002

Municipal Bonds - 96.3%
                                                        Principal
                                                        Amount ($)     Value ($)
                                                        ----------     ---------
Guam - 0.2%
Guam Economic Development
  Authority Revenue, 5.50%, 5/15/41 ..............        100,000         95,544
                                                                      ----------

New York - 86.1%
Brookhaven, New York GO
  (FGIC Insured), 5.50%, 10/1/12 .................        500,000        557,120
Corning City New York School District
  GO (FSA Insured), 4.00%, 6/15/08 ...............        930,000        974,668
Corning City New York School District
  GO (FSA Insured), 5.00%, 6/15/09 ...............        980,000      1,077,490
Erie County New York GO
  (FGIC Insured), 5.375%, 6/15/07 ................        250,000        269,923
Evans-Brant New York Central School
  District GO (FGIC Insured),
  2.50%, 12/15/03 ................................        500,000        504,715
Guilderland New York Central School
  District GO (FSA Insured),
  3.50%, 6/15/05 .................................        250,000        259,088
Holland Patent New York Central
  School District GO (FSA Insured),
  2.625%, 6/15/03 ................................        210,000        211,289
Honeoye New York Central School District GO
  (FGIC Insured), 3.00%, 6/15/04 .................        310,000        316,138
Liverpool New York Central School
  District GO (FSA Insured),
  2.50%, 7/15/03 .................................         55,000         55,333
Long Island New York Power Authority
  Revenue (MBIA Insured), 4.50%, 4/1/11,
  Mandatory Tender 4/1/05 @ 100 ..................      1,075,000      1,133,641
Metropolitan Transportation Authority
  of New York Revenue, Escrowed to
  Maturity, 5.75%, 7/1/13 ........................        285,000        328,334
Metropolitan Transportation Authority
  of New York Revenue (FSA Insured),
  5.00%, 11/15/32 ................................      1,500,000      1,503,495
Metropolitan Transportation Authority of
  New York Revenue (FGIC Insured), 5.25%,
  7/1/17, Prerefunded 7/1/08 @ 100.5 .............        720,000        808,056
Metropolitan Transportation Authority
  of New York Revenue (MBIA Insured),
  5.50%, 1/1/19 ..................................        480,000        520,392
Monroe County New York, Airport
  Authority Revenue, AMT (MBIA Insured),
  5.75%, 1/1/14 ..................................        750,000        848,438
New Paltz New York Central School
  District GO (FGIC Insured),
  4.00%, 6/1/10 ..................................        500,000        513,855
New York City GO, Series G,
  5.00%, 8/1/05 ..................................      1,000,000      1,058,340
New York City GO, Series H,
  6.00%, 8/1/14 ..................................      1,000,000      1,089,420
New York City Housing Development
  Corp. Revenue (FHA Insured),
  5.70%, 11/1/13 .................................        365,000        375,162
New York City Housing Development
  Corp. Revenue, AMT, 5.60%, 11/1/19 .............        100,000        102,940
New York City Municipal Assistance
  Corp. Revenue, 6.00%, 7/1/06 ...................      1,250,000      1,406,063
New York City Municipal Water
  Finance Authority Revenue
  (FGIC Insured), 5.94%, 6/15/19 (b) .............      2,000,000        891,580
New York City Transitional Finance
  Authority Revenue, 6.00%, 8/15/15,
  Prerefunded 8/15/09 @ 101 ......................      1,000,000      1,178,320
New York City Transitional Finance
  Authority Revenue, 5.25%, 5/1/17 ...............        400,000        424,768
New York City Transitional Finance
  Authority Revenue, 5.25%, 2/1/29 ...............      1,500,000      1,638,270
New York City Transitional Finance
  Authority Revenue, 5.00%, 5/1/30 ...............      1,500,000      1,500,000
New York State Dormitory Authority
  Revenue, School District Rescue,
  5.00%, 4/1/07 ..................................        500,000        546,040
New York State Dormitory Authority
  Revenue, 5.75%, 5/15/09, Prerefunded
  5/15/06 @ 102 ..................................        500,000        567,155
New York State Dormitory Authority
  Revenue, Mental Health Services,
  6.50%, 8/15/11 .................................        225,000        267,570
New York State Dormitory Authority
  Revenue, Rockefeller University,
  5.25%, 7/1/13 ..................................        500,000        546,815
New York State Dormitory Authority
  Revenue, 6.25%, 5/15/17, Prerefunded
  5/15/03 @ 102 ..................................        375,000        391,751
New York State Dormitory Authority
  Revenue, Mental Health Services,
  5.50%, 8/15/17 .................................        990,000      1,034,808
New York State Dormitory Authority
  Revenue, 5.50%, 8/15/17, Prerefunded
  2/15/07 @ 102 ..................................         10,000         11,337
New York State Dormitory Authority
  Revenue (MBIA Insured), 6.00%, 7/1/19 ..........        350,000        393,491
New York State Dormitory Authority
  Revenue (FSA Insured), 5.25%, 8/15/19 ..........      1,000,000      1,057,970
New York State Dormitory Authority
  Revenue, New York State Rehabilitation
  Association (AMBAC Insured),
  4.00%, 7/1/04 ..................................        975,000      1,009,885
New York State Dormitory Authority Revenue,
  New York Presbyterian Hospital (AMBAC
  Insured), 5.50%, 8/1/10 ........................        750,000        844,935
New York State Dormitory Authority
  Revenue, City University (AMBAC Insured),
  5.625%, 7/1/16 .................................      1,000,000      1,143,600
New York State Dormitory Authority
  Revenue, New York University (AMBAC
  Insured), 5.50%, 7/1/18 ........................        500,000        561,150
New York State Dormitory Authority
  Revenue, Sloan Kettering Cancer Center
  (MBIA Insured), 5.50%, 7/1/23 ..................      1,300,000      1,423,759
New York State Dormitory Authority
  Revenue, New York State Arc, Inc.,
  (FSA Insured), 5.00%, 7/1/26 ...................        500,000        503,670
New York State Environmental
  Facility Corp. Revenue, 5.70%, 1/15/14 .........      1,000,000      1,123,030
New York State Housing Finance
  Agency Service Contract Obligation
  Revenue, 5.875%, 9/15/14 .......................        840,000        867,468

                                              See notes to financial statements.


22 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

        Schedule of Portfolio Investments--October 31, 2002 (continued)

Municipal Bonds, continued

                                                        Principal
                                                        Amount ($)     Value ($)
                                                        ----------     ---------
New York State Housing Finance
  Agency Service Contract Obligation
  Revenue, 5.875%, 9/15/14, Prerefunded
  9/15/03 @ 102 ..................................        160,000        168,978
New York State Local Government
  Assistance Corp. Revenue, 6.00%, 4/1/16                 810,000        883,483
New York State Local Government
  Assistance Corp. Revenue, 6.00%, 4/1/16,
  Prerefunded 4/1/05 @ 102 .......................        190,000        211,461
New York State Mortgage Agency
  Revenue, AMT, 5.60%, 10/1/14 ...................      1,000,000      1,046,880
New York State Thruway Authority
  Revenue, 5.50%, 4/1/11 .........................      1,000,000      1,131,450
New York State Thruway Authority
  Revenue, 5.50%, 3/15/20 ........................        500,000        536,280
New York State Thruway Authority
  Revenue, Highway & Bridge
  (FGIC Insured), 5.25%, 4/1/07 ..................        300,000        330,591
New York State Thruway Authority
  Revenue, Highway & Bridge
  (FGIC Insured), 5.50%, 4/1/17 ..................      1,000,000      1,092,430
New York State Urban Development
  Corp. Revenue, 5.75%, 4/1/12 ...................      1,000,000      1,090,960
New York State Urban Development
  Corp. Revenue, 5.75%, 4/1/12 ...................        500,000        575,705
New York State Urban Development
  Corp. Revenue (MBIA Insured),
  6.50%, 1/1/09 ..................................        500,000        585,545
Onondaga County New York Water
  Authority Revenue (FSA Insured),
  5.00%, 9/15/14 .................................        300,000        322,482
Onondaga County New York Water
  Authority Revenue (FSA Insured),
  5.00%, 9/15/15 .................................        665,000        708,797
Peru New York Central School District
  (FGIC Insured), 4.00%, 6/15/04 .................        225,000        233,037
Port Authority of New York & New
  Jersey Revenue, 5.375%, 3/1/28 .................      1,100,000      1,160,115
Port Authority of New York & New
  Jersey Special Obligation Revenue, AMT
  (MBIA Insured), 5.75%, 12/1/22 .................        500,000        535,945
Triborough New York Bridge & Tunnel
  Authority Revenue, Series X, Escrowed to
  Maturity, 6.625%, 1/1/12 .......................      1,500,000      1,831,935
                                                                      ----------
                                                                      44,287,346
                                                                      ----------

Puerto Rico - 10.0%
Puerto Rico Commonwealth, Public
  Improvement, Series A (MBIA Insured),
  5.125%, 7/1/31 .................................      1,650,000      1,683,082
Puerto Rico Electric Power Authority
  Revenue, Series HH (FSA Insured),
  5.25%, 7/1/29 ..................................      1,430,000      1,477,133
Puerto Rico Public Buildings Authority
  Revenue, Government Facilities, Series D,
  5.375%, 7/1/33 .................................        900,000        926,946
Puerto Rico Publishing Finance Corp.
  Revenue (AMBAC Insured),
  5.375%, 6/1/18 .................................        500,000        561,175
The Puerto Rico Children's Trust Fund Tobacco
  Settlement Revenue, 5.625%, 5/15/43 ............        500,000        481,115
                                                                      ----------
                                                                       5,129,451
                                                                      ----------
TOTAL MUNICIPAL BONDS ............................                    49,512,341
                                                                      ----------

Variable Rate Demand Notes* - 3.3%
                                                        Principal
                                                        Amount ($)     Value ($)
                                                        ----------     ---------
New York - 3.3%
New York City Municipal Water
  Authority (SPA Dexia Credit Local),
  1.99%, 6/15/33 .................................        600,000        600,000
New York State Job Development
  Authority Revenue, AMT, 1.99%, 3/1/05 ..........      1,100,000      1,100,000
                                                                      ----------
                                                                       1,700,000
                                                                      ----------
TOTAL VARIABLE RATE DEMAND NOTES .................                     1,700,000
                                                                      ----------

Investment Companies - 0.3%

                                                          Shares       Value ($)
                                                          ------       ---------
Provident New York Tax-Free Money
  Market Fund ....................................        150,517        150,517
                                                                      ----------
TOTAL INVESTMENT COMPANIES .......................                       150,517
                                                                      ----------
TOTAL INVESTMENTS
  (Cost $48,602,031) (a) - 99.9% .................                    51,362,858
                                                                      ==========

----------
Percentages indicated are based on net assets of $51,401,358.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
      Unrealized appreciation .....................           $ 2,765,425
      Unrealized depreciation .....................                (4,598)
                                                              -----------
      Net unrealized appreciation .................           $ 2,760,827
                                                              ===========

(b) Zero coupon bond. Rate presented represents the effective yield at time of purchase.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2002. The maturity dates presented reflect the stated maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMBAC - American Municipal Bond Assurance Corporation
AMT - Interest on securityis subject to Federal Alternative Minimum Tax FGIC - Federal Guaranty Insurance Corporation
FHA - Federal Housing Administration
FSA - Financial Security Assurance
GO - General Obligation
MBIA - Municipal Bond Insurance Association
SPA - Standby Purchase Agreement

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 23

--------------------------------------------------------------------------------
                   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

              Schedule of Portfolio Investments--October 31, 2002

Common Stocks - 60.3%

                                                          Shares       Value ($)
                                                          ------       ---------
Aerospace & Defense - 0.7%
Honeywell International, Inc. ....................          4,240        101,506
                                                                      ----------
Banking - 7.1%
Bank of America Corp. ............................          4,191        292,531
Citigroup, Inc. ..................................          7,600        280,820
Fifth Third Bancorp ..............................          1,860        118,110
The Bank of New York Co., Inc. ...................          2,920         75,920
Washington Mutual, Inc. ..........................          2,847        101,809
Wells Fargo & Co. ................................          3,360        169,579
                                                                      ----------
                                                                       1,038,769
                                                                      ----------

Chemicals - 0.8%
Dow Chemical Co. .................................          4,630        120,334
                                                                      ----------

Commercial Services - 0.5%
Cendant Corp. (b) ................................          5,800         66,700
                                                                      ----------

Computer Software - 3.9%
First Data Corp. .................................          2,040         71,278
Microsoft Corp. (b) ..............................          7,420        396,747
Oracle Corp. (b) .................................         10,010        102,002
                                                                      ----------
                                                                         570,027
                                                                      ----------

Computers - 1.6%
Dell Computer Corp. (b) ..........................          4,580        131,033
International Business Machines Corp. ............          1,290        101,833
                                                                      ----------
                                                                         232,866
                                                                      ----------

Consumer Manufacturing - 1.1%
Mattel, Inc. .....................................          6,660        122,278
SPX Corp. (b) ....................................            840         35,288
                                                                      ----------
                                                                         157,566
                                                                      ----------

Consumer Products - 5.4%
Anheuser-Busch Cos., Inc. ........................          1,300         68,588
Kimberly-Clark Corp. .............................          1,750         90,125
PepsiCo, Inc. ....................................          4,240        186,984
Philip Morris Cos., Inc. .........................          4,540        185,005
The Coca-Cola Co. ................................          2,600        120,848
The Procter & Gamble Co. .........................          1,600        141,520
                                                                      ----------
                                                                         793,070
                                                                      ----------

Diversified Manufacturing Operations - 3.6%
3M Co. ...........................................          1,150        145,981
General Electric Co. .............................         10,840        273,710
ITT Industries, Inc. .............................          1,700        110,466
                                                                      ----------
                                                                         530,157
                                                                      ----------

Electronic Components & Semiconductors - 2.3%
Applied Materials, Inc. (b) ......................          6,660        100,100
Intel Corp. ......................................         11,520        199,296
Texas Instruments, Inc. ..........................          2,730         43,298
                                                                      ----------
                                                                         342,694
                                                                      ----------

Financial Services - 3.2%
American Express Co. .............................          3,040        110,565
Fannie Mae .......................................          2,450        163,807
MBNA Corp. .......................................          4,469         90,765
Merrill Lynch & Co., Inc. ........................          2,490         94,496
                                                                      ----------
                                                                         459,633
                                                                      ----------

Forest Products & Paper - 0.5%
International Paper Co. ..........................          2,220         77,545
                                                                      ----------

Health Care - 2.6%
Johnson & Johnson ................................          3,750        220,312
Laboratory Corp. of America Holdings (b) .........          1,965         47,357
Medtronic, Inc. ..................................          2,490        111,552
                                                                      ----------
                                                                         379,221
                                                                      ----------

Hotels & Lodging - 0.6%
Starwood Hotels & Resorts Worldwide, Inc. ........          4,000         93,200
                                                                      ----------

Insurance - 2.5%
American International Group .....................          4,390        274,595
Marsh & McLennan Cos., Inc. ......................          2,020         94,354
                                                                      ----------
                                                                         368,949
                                                                      ----------

Media - 1.2%
AOL Time Warner, Inc. (b) ........................          4,620         68,145
Viacom, Inc. Class B (b) .........................          2,250        100,373
                                                                      ----------
                                                                         168,518
                                                                      ----------

Metals & Mining - 0.3%
Alcoa, Inc. ......................................          2,110         46,547
                                                                      ----------

Oil & Gas - 4.0%
ChevronTexaco Corp. ..............................          1,040         70,335
Exxon Mobil Corp. ................................          9,510        320,107
Nabors Industries Ltd. (b) .......................          2,570         89,873
Occidental Petroleum Corp. .......................          3,380         96,431
                                                                      ----------
                                                                         576,746
                                                                      ----------

Pharmaceuticals - 6.7%
Amgen, Inc. (b) ..................................          2,740        127,574
Cardinal Health, Inc. ............................          3,310        229,085
Caremark Rx, Inc. (b) ............................          6,250        110,625
Merck & Co., Inc. ................................          2,340        126,922
Pfizer, Inc. .....................................          9,100        289,106
Wyeth ............................................          2,750         92,125
                                                                      ----------
                                                                         975,437
                                                                      ----------

                                              See notes to financial statements.


24 HSBC INVESTOR FAMILY OF FUNDS

                   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

Common Stocks, continued
                                                          Shares       Value ($)
                                                          ------       ---------
Retail - 5.9%
Best Buy Co., Inc. (b) ...........................          2,760         56,884
Costco Wholesale Corp. (b) .......................          2,620         88,897
CVS Corp. ........................................          3,190         88,459
Home Depot, Inc. .................................          3,760        108,588
Target Corp. .....................................          3,010         90,661
The Gap, Inc. ....................................          8,330         98,044
Wal-Mart Stores, Inc. ............................          6,070        325,048
                                                                      ----------
                                                                         856,581
                                                                      ----------

Telecommunications - 3.4%
AT&T Corp. .......................................          6,200         80,848
BellSouth Corp. ..................................          3,520         92,048
Cisco Systems, Inc. (b) ..........................         10,110        113,030
SBC Communications, Inc. .........................          1,768         45,367
Verizon Communications, Inc. .....................          4,294        162,141
                                                                      ----------
                                                                         493,434
                                                                      ----------

Transportation Services - 0.5%
United Parcel Service, Inc. ......................          1,190         71,412
                                                                      ----------

Utilities - 1.9%
Ameren Corp. .....................................          1,060         42,824
Consolidated Edison, Inc. ........................          2,300         97,911
Southern Co. .....................................          4,510        133,947
                                                                      ----------
                                                                         274,682
                                                                      ----------

TOTAL COMMON STOCKS ..............................                     8,795,594
                                                                      ----------

U.S. Government and Government Agency Obligations - 21.7%

                                                        Principal
                                                        Amount ($)     Value ($)
                                                        ----------     ---------
Federal Farm Credit Bank - 4.7%
6.30%, 12/20/10 ..................................        600,000        679,208
                                                                      ----------

Federal National Mortgage Association - 6.9%
Pool #567546 7.00%, 1/1/31 .......................        968,574      1,011,889
                                                                      ----------

U.S. Treasury Bonds - 2.3%
8.00%, 11/15/21 ..................................         75,000        102,434
6.125%, 11/15/27 .................................        110,000        125,073
5.25%, 11/15/28 ..................................        100,000        101,293
                                                                      ----------
                                                                         328,800
                                                                      ----------

U.S. Treasury Notes - 7.8%
3.00%, 1/31/04....................................      1,125,000      1,146,669

TOTAL U.S. GOVERNMENT AND
  GOVERNMENT AGENCY
  OBLIGATIONS ....................................                     3,166,566
                                                                      ----------

Corporate Obligations - 15.7%
                                                        Principal
                                                        Amount ($)     Value ($)
                                                        ----------     ---------
Banking - 2.9%
Bank of America Corp., 5.25%, 2/1/07 .............        400,000        428,184
                                                                      ----------

Finance - 12.8%
Countrywide Home Loan, 5.50%, 2/1/07 .............        400,000        415,953
General Electric Capital Corp.,
  7.375%, 1/19/10 ................................      1,000,000      1,150,478
General Motors Acceptance Corp.,
  6.125%, 9/15/06 ................................        300,000        288,409
                                                                      ----------
                                                                       1,854,840
                                                                      ----------
TOTAL CORPORATE OBLIGATIONS ......................                     2,283,024
                                                                      ----------

Investment Companies - 1.7%
                                                          Shares       Value ($)
                                                          ------       ---------
Dreyfus Cash Management Fund .....................        253,886        253,886
                                                                      ----------
TOTAL INVESTMENT COMPANIES .......................                       253,886
                                                                      ----------
TOTAL INVESTMENTS
  (Cost $15,932,691) (a) - 99.4% .................                    14,499,070
                                                                      ==========

----------
Percentages indicated are based on net assets of $14,584,585.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $172,790. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation .....................           $   298,795
      Unrealized depreciation .....................            (1,905,206)
                                                               ----------
      Net unrealized depreciation .................           $(1,606,411)
                                                              ===========

(b)   Represents non-income producing security.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 25

--------------------------------------------------------------------------------
                           HSBC INVESTOR EQUITY FUND
--------------------------------------------------------------------------------

              Schedule of Portfolio Investments--October 31, 2002

Common Stocks - 97.6%
                                                          Shares       Value ($)
                                                          ------       ---------
Aerospace & Defense - 3.5%
General Dynamics Corp. ...........................         17,300      1,368,949
Honeywell International, Inc. ....................         91,700      2,195,298
Northrop Grumman Corp. ...........................         25,988      2,680,142
United Technologies Corp. ........................          7,800        481,026
                                                                      ----------
                                                                       6,725,415
                                                                      ----------

Banking - 10.5%
Bank of America Corp. ............................         50,400      3,517,920
Bank One Corp. ...................................        128,600      4,960,102
Citigroup, Inc. ..................................        240,524      8,887,361
Wells Fargo & Co. ................................         57,500      2,902,025
                                                                      ----------
                                                                      20,267,408
                                                                      ----------

Chemicals - 0.7%
Dow Chemical Co. .................................         54,600      1,419,054
                                                                      ----------

Commercial Services - 1.9%
Accenture Ltd. Class A (b) .......................         80,200      1,353,776
Cendant Corp. (b) ................................        205,300      2,360,950
                                                                      ----------
                                                                       3,714,726
                                                                      ----------

Computer Software - 4.6%
Affiliated Computer Services, Inc. (b) ...........         10,200        469,710
First Data Corp. .................................         25,800        901,452
Microsoft Corp. (b) ..............................        111,300      5,951,211
PeopleSoft, Inc. (b) .............................         35,400        640,740
Veritas Software Corp. (b) .......................         65,200        994,300
                                                                      ----------
                                                                       8,957,413
                                                                      ----------

Computers - 2.9%
Dell Computer Corp. (b) ..........................        108,600      3,107,046
Hewlett-Packard Co. ..............................        162,700      2,570,660
                                                                      ----------
                                                                       5,677,706
                                                                      ----------

Consumer Manufacturing - 2.0%
Harley-Davidson, Inc. ............................         62,300      3,258,290
SPX Corp. (b) ....................................         13,300        558,733
                                                                      ----------
                                                                       3,817,023
                                                                      ----------

Consumer Products - 5.8%
Anheuser-Busch Cos., Inc. ........................         15,800        833,608
Avon Products ....................................         29,700      1,440,153
Colgate-Palmolive Co. ............................         31,100      1,709,878
Diageo PLC  ADR ..................................         57,350      2,556,090
Kimberly-Clark Corp. .............................         48,850      2,515,775
The Procter & Gamble Co. .........................         23,900      2,113,955
                                                                      ----------
                                                                      11,169,459
                                                                      ----------

Diversified Manufacturing Operations - 2.0%
Danaher Corp. ....................................         23,100      1,336,335
General Electric Co. .............................         97,500      2,461,875
                                                                      ----------
                                                                       3,798,210
                                                                      ----------

Electronic Components & Semiconductors - 4.3%
Altera Corp. (b) .................................         49,200        576,624
Flextronics International Ltd. (b) ...............        149,940      1,253,498
Intel Corp. ......................................        128,800      2,228,240
Koninklijke (Royal) Philips Electronics
  NV ADR .........................................        144,881      2,564,394
Maxim Integrated Products, Inc. (b)  .............         28,000        891,520
Texas Instruments, Inc. ..........................         50,000        793,000
                                                                      ----------
                                                                       8,307,276
                                                                      ----------

Financial Services - 6.5%
Fannie Mae .......................................         65,300      4,365,958
Freddie Mac ......................................          7,800        480,324
Goldman Sachs Group, Inc. ........................         23,300      1,668,280
MBNA Corp. .......................................        167,750      3,407,003
Merrill Lynch & Co., Inc. ........................         13,400        508,530
Morgan Stanley Dean Witter & Co. .................         52,300      2,035,516
                                                                      ----------
                                                                      12,465,611
                                                                      ----------

Forest Products & Paper - 1.5%
Weyerhaeuser Co. .................................         62,450      2,828,985
                                                                      ----------

Gas & Electric Utility - 1.1%
Entergy Corp. ....................................         47,900      2,111,911
                                                                      ----------

Health Care - 8.4%
Baxter International, Inc. .......................         76,150      1,905,273
Boston Scientific Corp. (b) ......................          3,800        142,994
Guidant Corp. (b) ................................         54,100      1,599,737
HCA, Inc. ........................................         26,150      1,137,264
Health Management Associates, Inc. (b) ...........         99,300      1,898,616
Johnson & Johnson ................................         66,600      3,912,750
Medtronic, Inc. ..................................         54,400      2,437,120
Tenet Healthcare Corp. (b) .......................         49,500      1,423,125
UnitedHealth Group, Inc. .........................          3,500        318,325
Wellpoint Health Networks (b) ....................         18,000      1,353,780
                                                                      ----------
                                                                      16,128,984
                                                                      ----------

Insurance - 6.6%
American International Group .....................         72,250      4,519,238
CIGNA Corp. ......................................         23,950        865,553
Loews Corp. ......................................         61,050      2,633,697
MetLife, Inc. ....................................        122,300      2,920,524
Travelers Property Casualty Corp. (b) ............        133,318      1,779,795
                                                                      ----------
                                                                      12,718,807
                                                                      ----------

Machinery & Equipment - 1.1%
Caterpillar, Inc. ................................         53,100      2,169,135
                                                                      ----------

Media - 7.6%
Clear Channel Communications, Inc. (b) ...........         53,100      1,967,355
Comcast Corp. (b) ................................        123,850      2,849,789
Cox Communications, Inc. Class A (b) .............         26,500        726,100
Gannett Co., Inc. ................................         22,990      1,745,631
Liberty Media Corp. Class A (b) ..................        299,700      2,478,519
News Corporation Ltd. ADR ........................         86,622      1,712,517
Viacom, Inc. Class B (b) .........................         70,000      3,122,699
                                                                      ----------
                                                                      14,602,610
                                                                      ----------

                                              See notes to financial statements.


26 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                            HSBC INVESTOR EQUITY FUND
--------------------------------------------------------------------------------

        Schedule of Portfolio Investments--October 31, 2002 (continued)

Common Stocks, continued

                                                          Shares       Value ($)
                                                          ------       ---------
Oil & Gas - 5.7%
Baker Hughes, Inc. ...............................         17,100        496,755
ConocoPhillips ...................................         84,812      4,113,381
EnCana Corp. .....................................         64,927      1,889,376
Exxon Mobil Corp. ................................        102,051      3,435,037
Total Fina Elf SA ADR ............................         15,450      1,050,909
                                                                     -----------
                                                                      10,985,458
                                                                     -----------

Pharmaceuticals - 7.7%
Amgen, Inc. (b) ..................................         37,200      1,732,032
Cardinal Health, Inc. ............................         55,550      3,844,616
Forest Laboratories, Inc. (b) ....................          4,700        460,553
Pfizer, Inc. .....................................        189,350      6,015,649
Wyeth ............................................         81,950      2,745,325
                                                                     -----------
                                                                      14,798,175
                                                                     -----------

Real Estate - 0.3%
Lennar Corp. .....................................         11,100        612,387
                                                                     -----------

Retail - 9.3%
Bed Bath & Beyond, Inc. (b) ......................         24,200        858,132
Home Depot, Inc. .................................         70,400      2,033,152
Kohl's Corp. (b) .................................         52,200      3,051,090
McDonald's Corp. .................................        141,000      2,553,510
Sears, Roebuck & Co. .............................         73,100      1,919,606
Target Corp. .....................................        102,500      3,087,300
Wal-Mart Stores, Inc. ............................         55,850      2,990,768
Walgreen Co. .....................................         44,000      1,485,000
                                                                     -----------
                                                                      17,978,558
                                                                     -----------

Telecommunications - 3.6%
AT&T Corp. .......................................        186,100      2,426,744
Cisco Systems, Inc. (b) ..........................        159,400      1,782,092
Verizon Communications, Inc. .....................         73,296      2,767,657
                                                                     -----------
                                                                       6,976,493
                                                                     -----------
TOTAL COMMON STOCKS ..............................                   188,230,804
                                                                     -----------

Investment Companies - 2.5%
Dreyfus Cash Management Fund .....................      4,897,131      4,897,131
                                                                     -----------
TOTAL INVESTMENT COMPANIES .......................                     4,897,131
                                                                     -----------
TOTAL INVESTMENTS
  (Cost $225,253,853) (a) - 100.1% ...............                   193,127,935
                                                                     ===========

----------
Percentages indicated are based on net assets of $192,894,060.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,982,001. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation .....................          $  3,494,989
      Unrealized depreciation .....................           (37,602,908)
                                                              -----------
      Net unrealized depreciation .................          $(34,107,919)
                                                             ============

(b)   Represents non-income producing security.

ADR - American Depositary Receipt

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 27

--------------------------------------------------------------------------------
                      HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

              Schedule of Portfolio Investments--October 31, 2002

Common Stocks - 98.8%
                                                          Shares       Value ($)
                                                          ------       ---------
Aerospace & Defense - 1.2%
Honeywell International, Inc. ....................         82,830      1,982,950
                                                                      ----------

Banking - 11.6%
Bank of America Corp. ............................         80,800      5,639,840
Citigroup, Inc. ..................................        147,930      5,466,014
Fifth Third Bancorp ..............................         36,230      2,300,605
The Bank of New York Co., Inc. ...................         57,010      1,482,260
Washington Mutual, Inc. ..........................         55,457      1,983,142
Wells Fargo & Co. ................................         62,040      3,131,159
                                                                      ----------
                                                                      20,003,020
                                                                      ----------

Chemicals - 1.4%
Dow Chemical Co. .................................         90,370      2,348,716
                                                                      ----------

Commercial Services - 0.8%
Cendant Corp. (b) ................................        113,240      1,302,260
                                                                      ----------

Computer Software - 6.5%
First Data Corp. .................................         39,440      1,378,034
Microsoft Corp. (b) ..............................        143,880      7,693,264
Oracle Corp. (b) .................................        195,660      1,993,775
                                                                      ----------
                                                                      11,065,073
                                                                      ----------

Computers - 2.7%
Dell Computer Corp. (b) ..........................         89,530      2,561,453
International Business Machines Corp. ............         25,200      1,989,288
                                                                      ----------
                                                                       4,550,741
                                                                      ----------

Consumer Manufacturing - 1.8%
Mattel, Inc. .....................................        130,580      2,397,449
SPX Corp. (b) ....................................         16,320        685,603
                                                                      ----------
                                                                       3,083,052
                                                                      ----------

Consumer Products - 8.8%
Anheuser-Busch Cos., Inc. ........................         25,200      1,329,552
Kimberly-Clark Corp. .............................         34,100      1,756,150
PepsiCo, Inc. ....................................         82,900      3,655,890
Philip Morris Cos., Inc. .........................         84,880      3,458,860
The Coca-Cola Co. ................................         50,300      2,337,944
The Procter & Gamble Co. .........................         29,400      2,600,430
                                                                      ----------
                                                                      15,138,826
                                                                      ----------

Diversified Manufacturing Operations - 6.0%
3M Co. ...........................................         22,410      2,844,725
General Electric Co. .............................        211,130      5,331,033
ITT Industries, Inc. .............................         33,150      2,154,087
                                                                      ----------
                                                                      10,329,845
                                                                      ----------

Electronic Components & Semiconductors - 3.8%
Applied Materials, Inc. (b) ......................        117,782      1,770,263
Intel Corp. ......................................        225,040      3,893,192
Texas Instruments, Inc. ..........................         53,250        844,545
                                                                      ----------
                                                                       6,508,000
                                                                      ----------
Financial Services - 5.1%
American Express Co. .............................         54,400      1,978,528
Fannie Mae .......................................         47,910      3,203,263
MBNA Corp. .......................................         87,461      1,776,333
Merrill Lynch & Co., Inc. ........................         48,300      1,832,985
                                                                      ----------
                                                                       8,791,109
                                                                      ----------

Forest Products & Paper - 0.9%
International Paper Co. ..........................         43,380      1,515,263
                                                                      ----------

Health Care - 4.2%
Johnson & Johnson ................................         70,300      4,130,125
Laboratory Corp. of America Holdings (b) .........         38,463        926,958
Medtronic, Inc. ..................................         48,600      2,177,280
                                                                      ----------
                                                                       7,234,363
                                                                      ----------

Hotels & Lodging - 1.1%
Starwood Hotels & Resorts Worldwide, Inc. ........         78,070      1,819,031
                                                                      ----------

Insurance - 4.2%
American International Group .....................         84,340      5,275,467
Marsh & McLennan Cos., Inc. ......................         39,290      1,835,236
                                                                      ----------
                                                                       7,110,703
                                                                      ----------

Media - 1.9%
AOL Time Warner, Inc. (b) ........................         90,210      1,330,598
Viacom, Inc. Class B (b) .........................         44,180      1,970,869
                                                                      ----------
                                                                       3,301,467
                                                                      ----------

Metals & Mining - 0.5%
Alcoa, Inc. ......................................         41,150        907,769
                                                                      ----------

Oil & Gas - 6.4%
ChevronTexaco Corp. ..............................         20,220      1,367,479
Exxon Mobil Corp. ................................        180,300      6,068,897
Nabors Industries Ltd. (b) .......................         50,350      1,760,740
Occidental Petroleum Corp. .......................         59,840      1,707,235
                                                                      ----------
                                                                      10,904,351
                                                                      ----------

Pharmaceuticals - 10.9%
Amgen, Inc. (b) ..................................         50,200      2,337,312
Cardinal Health, Inc. ............................         61,530      4,258,491
Caremark Rx, Inc. (b) ............................        122,200      2,162,940
Merck & Co., Inc. ................................         45,680      2,477,683
Pfizer, Inc. .....................................        175,100      5,562,928
Wyeth ............................................         53,780      1,801,630
                                                                      ----------
                                                                      18,600,984
                                                                      ----------

Retail - 9.7%
Best Buy Co., Inc. (b) ...........................         53,865      1,110,158
Costco Wholesale Corp. (b) .......................         51,490      1,747,056
CVS Corp. ........................................         62,400      1,730,352
Home Depot, Inc. .................................         73,550      2,124,124
Target Corp. .....................................         59,010      1,777,381
The Gap, Inc. ....................................        162,800      1,916,156
Wal-Mart Stores, Inc. ............................        117,100      6,270,705
                                                                      ----------
                                                                      16,675,932
                                                                      ----------

                                              See notes to financial statements.


28 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                      HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

        Schedule of Portfolio Investments--October 31, 2002 (continued)

Common Stocks, continued
                                                          Shares       Value ($)
                                                          ------       ---------
Telecommunications - 5.5%
AT&T Corp. .......................................        120,870      1,576,145
BellSouth Corp. ..................................         62,041      1,622,372
Cisco Systems, Inc. (b) ..........................        197,580      2,208,944
SBC Communications, Inc. .........................         34,403        882,781
Verizon Communications, Inc. .....................         84,020      3,172,596
                                                                     -----------
                                                                       9,462,838
                                                                     -----------

Transportation Services - 0.8%
United Parcel Service, Inc. ......................         23,020      1,381,430
                                                                     -----------

Utilities - 3.0%
Ameren Corp. .....................................         20,900        844,360
Consolidated Edison, Inc. ........................         40,870      1,739,836
Southern Co. .....................................         87,710      2,604,987
                                                                     -----------
                                                                       5,189,183
                                                                     -----------
TOTAL COMMON STOCKS ..............................                   169,206,906
                                                                     -----------

Investment Companies - 1.2%
Dreyfus Cash Management Fund .....................      1,997,444      1,997,444
                                                                     -----------
TOTAL INVESTMENT COMPANIES .......................                     1,997,444
                                                                     -----------
TOTAL INVESTMENTS
  (Cost $179,426,796) (a) - 100.0% ...............                   171,204,350
                                                                     ===========

----------
Percentages indicated are based on net assets of $171,271,539.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,459,043. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation.......................         $ 12,607,770
      Unrealized depreciation ......................          (22,289,259)
                                                             ------------
      Net unrealized depreciation ..................         $ (9,681,489)
                                                             ============

(b)   Represents non-income producing security.

Written covered call options open at October 31, 2002:

                                                           Shares
                                    Expiration  Exercise   subject
     Description                       Date       Price    to Call     Value ($)
     -----------                    ----------  --------   -------     ---------
Anheuser-Busch Cos., Inc.              Dec        55.00      25,200    (26,460)
                                                                       -------
Total (premiums received
  $45,988) ........................                                    (26,460)
                                                                       =======

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 29

--------------------------------------------------------------------------------
                           HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------

              Schedule of Portfolio Investments--October 31, 2002

Common Stocks - 99.0%
                                                          Shares       Value ($)
                                                          ------       ---------
Banking - 6.7%
Astoria Financial Corp. ..........................         54,000      1,413,720
M&T Bank Corp. ...................................         15,000      1,228,800
New York Community Bancorp, Inc. .................         55,000      1,598,300
North Fork Bancorporation, Inc. ..................         31,000      1,192,260
TCF Financial Corp. ..............................         35,000      1,485,400
                                                                      ----------
                                                                       6,918,480
                                                                      ----------

Commercial Services - 2.2%
Cendant Corp. (b) ................................        200,000      2,300,000
                                                                      ----------

Computer Services - 3.1%
Factset Research Systems, Inc. ...................         50,000      1,367,500
SunGard Data Systems, Inc. (b) ...................         85,000      1,884,450
                                                                      ----------
                                                                       3,251,950
                                                                      ----------

Computer Software - 11.0%
Activision, Inc. (b) .............................         85,000      1,742,500
Affiliated Computer Services, Inc. (b) ...........         50,000      2,302,500
Intuit, Inc. (b) .................................         20,000      1,038,400
Network Associates, Inc. (b) .....................        115,000      1,827,350
Symantec Corp. (b) ...............................         50,000      2,000,000
Tech Data Corp. (b) ..............................         40,000      1,278,000
Veritas Software Corp. (b) .......................         80,000      1,220,000
                                                                      ----------
                                                                      11,408,750
                                                                      ----------

Consumer Manufacturing - 9.1%
American Power Conversion Corp. (b)  .............        120,000      1,550,400
Black & Decker Corp. .............................         45,000      2,104,200
Harley-Davidson, Inc. ............................         40,000      2,092,000
Mattel, Inc. .....................................        135,000      2,478,600
SPX Corp. (b) ....................................         29,000      1,218,290
                                                                      ----------
                                                                       9,443,490
                                                                      ----------

Consumer Products - 3.8%
Estee Lauder Companies, Inc., Class A ............         50,000      1,456,000
RJ Reynolds Tobacco Holdings, Inc. ...............         60,000      2,433,000
                                                                      ----------
                                                                       3,889,000
                                                                      ----------

Diversified Manufacturing Operations - 1.2%
Textron, Inc. ....................................         30,000      1,230,000
                                                                      ----------

Electronic Components & Semiconductors - 2.5%
Arrow Electronics, Inc. (b) ......................         60,000        787,800
Celestica, Inc. (b) ..............................         55,000        759,000
Vishay Intertechnology, Inc. (b) .................        100,000      1,030,000
                                                                      ----------
                                                                       2,576,800
                                                                      ----------

Financial Services - 4.5%
Alliance Capital Management L.P. .................         50,000      1,455,500
Concord EFS, Inc. (b) ............................         75,000      1,071,000
Lehman Brothers Holdings, Inc. ...................         40,000      2,130,800
                                                                      ----------
                                                                       4,657,300
                                                                      ----------

Health Care - 5.0%
DENTSPLY International, Inc. .....................         43,000      1,587,560
Laboratory Corp. of America Holdings (b) .........         80,000      1,928,000
Oxford Health Plans, Inc. (b) ....................         25,000        889,000
Tenet Healthcare Corp. (b) .......................         25,000        718,750
                                                                      ----------
                                                                       5,123,310
                                                                      ----------

Hotels & Lodging - 1.1%
Starwood Hotels & Resorts Worldwide, Inc. ........         50,000      1,165,000
                                                                      ----------

Insurance - 5.0%
Fidelity National Financial, Inc. ................         70,000      2,114,000
Radian Group, Inc. ...............................         35,000      1,234,450
Willis Group Holdings Ltd. (b) ...................         60,000      1,836,000
                                                                      ----------
                                                                       5,184,450
                                                                      ----------

Media - 5.1%
Liberty Media Corp. Class A (b) ..................        175,000      1,447,250
Scholastic Corp. (b) .............................         55,000      2,428,250
Westwood One, Inc. (b) ...........................         40,000      1,452,000
                                                                      ----------
                                                                       5,327,500
                                                                      ----------

Medical - 3.3%
Given Imaging Ltd. (b) ...........................         80,000        800,000
Medimmune, Inc. (b) ..............................         75,000      1,916,250
Possis Medical, Inc. (b) .........................         65,000        726,115
                                                                      ----------
                                                                       3,442,365
                                                                      ----------

Oil & Gas - 5.2%
Nabors Industries Ltd. (b) .......................         42,000      1,468,740
Occidental Petroleum Corp. .......................         60,000      1,711,800
Weatherford International Ltd. (b) ...............         55,000      2,202,200
                                                                      ----------
                                                                       5,382,740
                                                                      ----------

Pharmaceuticals - 13.7%
Cardinal Health, Inc. ............................         45,000      3,114,450
Caremark Rx, Inc. (b) ............................        190,000      3,363,000
Cephalon, Inc. (b) ...............................         20,000      1,005,400
Forest Laboratories, Inc. (b) ....................         20,000      1,959,800
Genzyme Corp. (b) ................................         50,000      1,392,500
Gilead Sciences, Inc. (b) ........................         40,000      1,389,600
IDEC Pharmaceuticals Corp. (b) ...................         42,500      1,955,850
                                                                      ----------
                                                                      14,180,600
                                                                      ----------

Restaurants - 1.4%
Brinker International, Inc. (b) ..................         50,000      1,419,500
                                                                      ----------

Retail - 12.8%
Abercrombie & Fitch Co. (b) ......................         55,000        980,100
Barnes & Noble, Inc. (b) .........................         70,000      1,477,000
Best Buy Co., Inc. (b) ...........................         70,000      1,442,700
Chico's FAS, Inc. (b) ............................        120,000      2,316,000
CVS Corp. ........................................         60,000      1,663,800
Office Depot, Inc. (b) ...........................        125,000      1,798,750
Petco Animal Supplies, Inc. (b) ..................         60,000      1,503,600
The Gap, Inc. ....................................        175,000      2,059,750
                                                                      ----------
                                                                      13,241,700
                                                                      ----------

                                              See notes to financial statements.


30 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                           HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------

        Schedule of Portfolio Investments--October 31, 2002 (continued)

Common Stocks, continued
                                                          Shares       Value ($)
                                                          ------       ---------
Telecommunications - 0.9%
Adelphia Business Solutions, Inc. (b) ............         19,923            757
Level 3 Communications, Inc. (b) .................         19,000        893,000
                                                                     -----------
                                                                         893,757
                                                                     -----------

Utilities - 1.4%
Ameren Corp. .....................................         35,000      1,414,000
                                                                     -----------
TOTAL COMMON STOCKS ..............................                   102,450,692
                                                                     -----------

Investment Companies - 2.5%
Dreyfus Cash Management Fund......................      2,622,135      2,622,135
                                                                     -----------
TOTAL INVESTMENT COMPANIES .......................                     2,622,135
                                                                     -----------
TOTAL INVESTMENTS
  (Cost $109,544,941) (a) - 101.5% ...............                   105,072,827
                                                                     ===========

----------
Percentages indicated are based on net assets of $103,480,219.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $149,217. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation ....................           $  9,280,742
      Unrealized depreciation ....................            (13,902,073)
                                                              -----------
      Net unrealized depreciation ................           $ (4,621,331)
                                                             ============

(b)   Represents non-income producing security.

Written covered call options open at October 31, 2002:

                                                           Shares
                                    Expiration  Exercise   subject
     Description                       Date       Price    to Call     Value ($)
     -----------                    ----------  --------   -------     ---------
Forest Laboratories, Inc. .........    Nov        95.00    10,000       (54,000)
Genzyme Corp. .....................    Jan        25.00    50,000      (245,000)
Medimmune Corp. ...................    Dec        30.00    25,000       (23,750)
Net Associates, Inc. ..............    Dec        12.50    75,000      (277,500)
Scholastic Corp. ..................    Nov        45.00    10,000       (12,000)
                                                                       ---------
Total (premiums received
  $297,713) .......................                                    (612,250)
                                                                       ========

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 31

HSBC INVESTOR FAMILY OF FUNDS

             Statements of Assets and Liabilities--October 31, 2002

                                                                                   Limited             Fixed
                                                                                  Maturity             Income              Bond
                                                                                    Fund                Fund               Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets:
    Investments, at value                                                       $ 102,626,707*     $ 284,863,179*     $ 19,189,628*
    Cash                                                                                   --                 --                --
    Interest and dividends receivable                                                      --                 --                --
    Receivable for capital shares issued                                                2,312            679,800            10,931
    Receivable for investments sold                                                        --                 --                --
    Receivable from Investment Adviser                                                     --                 --             6,045
    Prepaid expenses                                                                    7,952              9,238            10,359
                                                                                -------------      -------------      ------------
    Total Assets                                                                  102,636,971        285,552,217        19,216,963
                                                                                -------------      -------------      ------------

Liabilities:
    Dividends payable                                                                 181,639            636,115            36,369
    Payable for investments purchased                                                      --                 --                --
    Payable for capital shares redeemed                                                    --             31,797             2,222
    Accrued expenses and other liabilities:
       Investment management                                                               --                 --                --
       Administration                                                                   3,404              9,919               646
       Distribution                                                                     3,922                 --             7,609
       Shareholder servicing                                                            1,593                 --             4,012
       Other                                                                           15,216             33,724             5,911
                                                                                -------------      -------------      ------------
    Total Liabilities                                                                 205,774            711,555            56,769
                                                                                -------------      -------------      ------------

Net Assets                                                                      $ 102,431,197      $ 284,840,662      $ 19,160,194
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets:
    Capital                                                                     $ 100,107,196      $ 279,163,835      $ 19,138,457
    Accumulated (dividends in excess of) net investment income                         (6,277)           (74,172)           (3,714)
    Accumulated net realized losses from investment and futures transactions         (767,059)        (3,558,937)         (436,426)
    Unrealized appreciation (depreciation) from investments                         3,097,337          9,309,936           461,877
                                                                                -------------      -------------      ------------
Net Assets                                                                      $ 102,431,197      $ 284,840,662      $ 19,160,194
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class A (Investor) Shares
    Net Assets                                                                  $   1,608,078      $          --      $ 12,053,154
    Shares Outstanding                                                                154,122                 --         1,160,994
    Net Asset Value and Redemption Price per share                              $       10.43      $          --      $      10.38
                                                                                =============      =============      ============
    Maximum sales charge                                                                 4.75%                --              4.75%
                                                                                =============      =============      ============
    Maximum Offering Price per share (Net Asset Value/(100%-maximum
       sales charge))                                                           $       10.95      $          --      $      10.90
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class B Shares
    Net Assets                                                                  $   4,178,100      $          --      $  6,124,167
    Shares Outstanding                                                                399,957                 --           589,636
    Net Asset Value, Offering Price and Redemption Price per share**            $       10.45      $          --      $      10.39
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class C Shares
    Net Assets                                                                  $   1,759,164      $          --      $    982,873
    Shares Outstanding                                                                168,466                 --            94,720
    Net Asset Value, Offering Price and Redemption Price per share**            $       10.44      $          --      $      10.38
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class Y Shares
    Net Assets                                                                  $  94,885,855      $          --      $         --
    Shares Outstanding                                                              9,081,406                 --                --
    Net Asset Value, Offering Price and Redemption Price per share              $       10.45      $          --      $         --
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Advisor Shares
    Net Assets                                                                  $          --      $ 284,840,662      $         --
    Shares Outstanding                                                                     --         26,798,769                --
    Net Asset Value, Offering Price and Redemption Price per share              $          --      $       10.63      $         --
                                                                                =============      =============      ============
    Investments, at cost                                                        $          --      $          --      $         --
                                                                                =============      =============      ============

----------
*     Represents investment in their respective Portfolio (Note 2).

**    Redemption Price per share varies by length of time shares are held.

                                              See notes to financial statements.


32 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                                                  New York
                                                                                   Tax-Free          Balanced            Equity
                                                                                  Bond Fund            Fund               Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets:
    Investments, at value                                                       $  51,362,858      $  14,499,070      $193,127,935
    Cash                                                                                   --                 --            22,005
    Interest and dividends receivable                                                 645,489             80,584           285,161
    Receivable for capital shares issued                                               19,677              4,000            27,553
    Receivable for investments sold                                                        --                 --         1,239,379
    Receivable from Investment Adviser                                                     --              9,891                --
    Prepaid expenses                                                                    5,995              7,641            15,083
                                                                                -------------      -------------      ------------
    Total Assets                                                                   52,034,019         14,601,186       194,717,116
                                                                                -------------      -------------      ------------

Liabilities:
    Dividends payable                                                                  75,473                 --                --
    Payable for investments purchased                                                 509,115                 --         1,481,059
    Payable for capital shares redeemed                                                 1,011              1,000           219,888
    Accrued expenses and other liabilities:
       Investment management                                                           17,348              6,678            56,565
       Administration                                                                   3,650              1,040            14,167
       Distribution                                                                     9,698              1,145             1,455
       Shareholder servicing                                                            6,651                416             3,991
       Other                                                                            9,715              6,322            45,931
                                                                                -------------      -------------      ------------
    Total Liabilities                                                                 632,661             16,601         1,823,056
                                                                                -------------      -------------      ------------

Net Assets                                                                      $  51,401,358      $  14,584,585      $192,894,060
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets:
    Capital                                                                     $  49,033,351      $  18,939,157      $262,069,885
    Accumulated (dividends in excess of) net investment income                            883            241,091           228,444
    Accumulated net realized losses from investment and futures transactions         (393,703)        (3,162,042)      (37,278,351)
    Unrealized appreciation (depreciation) from investments                         2,760,827         (1,433,621)      (32,125,918)
                                                                                -------------      -------------      ------------
Net Assets                                                                      $  51,401,358      $  14,584,585      $192,894,060
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class A (Investor) Shares
    Net Assets                                                                  $  16,341,415      $     419,499      $ 16,880,575
    Shares Outstanding                                                              1,474,053             54,565         1,640,632
    Net Asset Value and Redemption Price per share                              $       11.09      $        7.69      $      10.29
                                                                                =============      =============      ============
    Maximum sales charge                                                                 4.75%              5.00%             5.00%
                                                                                =============      =============      ============
    Maximum Offering Price per share (Net Asset Value/(100%-maximum
       sales charge))                                                           $       11.64      $        8.09      $      10.83
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class B Shares
    Net Assets                                                                  $  12,699,178      $   1,478,655      $  1,708,256
    Shares Outstanding                                                              1,146,452            193,528           170,067
    Net Asset Value, Offering Price and Redemption Price per share*             $       11.08      $        7.64      $      10.04
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class C Shares
    Net Assets                                                                  $   2,607,943      $      97,477      $    567,502
    Shares Outstanding                                                                234,536             12,738            56,201
    Net Asset Value, Offering Price and Redemption Price per share*             $       11.12      $        7.65      $      10.10
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class Y Shares
    Net Assets                                                                  $  19,752,822      $  12,588,954      $173,737,727
    Shares Outstanding                                                              1,781,629          1,624,017        16,889,836
    Net Asset Value, Offering Price and Redemption Price per share              $       11.09      $        7.75      $      10.29
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Advisor Shares
    Net Assets                                                                  $          --      $          --      $         --
    Shares Outstanding                                                                     --                 --                --
    Net Asset Value, Offering Price and Redemption Price per share              $          --      $          --      $         --
                                                                                =============      =============      ============
    Investments, at cost                                                        $  48,602,031      $  15,932,691      $225,253,853
                                                                                =============      =============      ============

----------
*     Redemption Price per share varies by length of time shares are held.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 33

HSBC INVESTOR FAMILY OF FUNDS

                                                                                  Growth and                         International
                                                                                    Income            Mid-Cap            Equity
                                                                                     Fund               Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets:
    Investments, at value                                                       $ 171,204,350      $ 105,072,827      $192,922,049*
    Interest and dividends receivable                                                 189,916             24,257                --
    Receivable for capital shares issued                                                2,412              4,318         1,471,947
    Receivable from Investment Adviser                                                     --                 --                --
    Tax reclaims receivable                                                                --                 --           332,244
    Prepaid expenses                                                                   14,963              9,486            21,572
                                                                                -------------      -------------      ------------
    Total Assets                                                                  171,411,641        105,110,888       194,747,812
                                                                                -------------      -------------      ------------

Liabilities:
    Call options written, at value (premiums received $45,988; $297,713)               26,460            612,250                --
    Payable for investments purchased                                                      --            946,800                --
    Payable for capital shares redeemed                                                   380              1,330            11,728
    Accrued expenses and other liabilities:
       Investment management                                                           76,825             46,439                --
       Administration                                                                  15,223              7,529             7,147
       Distribution                                                                       756              2,742                --
       Shareholder servicing                                                              500              1,109                --
       Other                                                                           19,958             12,470            25,204
                                                                                -------------      -------------      ------------
    Total Liabilities                                                                 140,102          1,630,669            44,079
                                                                                -------------      -------------      ------------

Net Assets                                                                      $ 171,271,539      $ 103,480,219      $194,703,733
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets:
    Capital                                                                     $ 226,805,281      $ 139,914,873      $242,188,134
    Accumulated (dividends in excess of) net investment income                        821,926                 --         3,242,965
    Accumulated net realized losses from investment, option and
       foreign currency transactions                                              (48,152,750)       (31,648,003)      (18,560,410)
    Unrealized depreciation from investments, options and foreign currencies       (8,202,918)        (4,786,651)      (32,166,956)
                                                                                -------------      -------------      ------------
Net Assets                                                                      $ 171,271,539      $ 103,480,219      $194,703,733
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class A (Investor) Shares
    Net Assets                                                                  $   1,305,822      $   1,009,639      $         --
    Shares Outstanding                                                                181,099            160,165                --
    Net Asset Value and Redemption Price per share                              $        7.21      $        6.30      $         --
                                                                                =============      =============      ============
    Maximum sales charge                                                                 5.00%              5.00%               --
                                                                                =============      =============      ============
    Maximum Offering Price per share (Net Asset Value/(100%-maximum
       sales charge))                                                           $        7.59      $        6.63      $         --
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class B Shares
    Net Assets                                                                  $   1,154,201      $   4,390,762      $         --
    Shares Outstanding                                                                161,548            708,974                --
    Net Asset Value, Offering Price and Redemption Price per share**            $        7.14      $        6.19      $         --
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class C Shares
    Net Assets                                                                  $           7***   $      20,357      $         --
    Shares Outstanding                                                                      1              3,286                --
    Net Asset Value, Offering Price and Redemption Price per share**            $        7.15****  $        6.20      $         --
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class Y Shares
    Net Assets                                                                  $ 168,811,509      $          --      $         --
    Shares Outstanding                                                             23,365,267                 --                --
    Net Asset Value, Offering Price and Redemption Price per share              $        7.22      $          --      $         --
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Advisor Shares
    Net Assets                                                                  $          --      $          --      $194,703,733
    Shares Outstanding                                                                     --                 --        18,144,184
    Net Asset Value, Offering Price and Redemption Price per share              $          --      $          --      $      10.73
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Trust Shares
    Net Assets                                                                  $          --      $  98,059,461      $         --
    Shares Outstanding                                                                     --         15,486,558                --
    Net Asset Value, Offering Price and Redemption Price per share              $          --      $        6.33      $         --
                                                                                =============      =============      ============
    Investments, at cost                                                        $ 179,426,796      $ 109,544,941      $         --
                                                                                =============      =============      ============

----------
*     Represents investment in their respective Portfolio (Note 2).

**    Redemption Price per share varies by length of time shares are held.

*** Net assets of the Growth and Income Fund Class C Shares represent seed money only. As of October 31, 2002 the class had not commenced operations.

**** Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

                                              See notes to financial statements.


34 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                                                   Overseas          Small Cap
                                                                                    Equity             Equity          Opportunity
                                                                                     Fund               Fund               Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets:
    Investments, at value                                                       $   7,857,738*     $ 190,704,070*     $ 14,070,772*
    Interest and dividends receivable                                                      --                 --                --
    Receivable for capital shares issued                                               11,371              3,957            11,921
    Receivable from Investment Adviser                                                  4,817                 --            11,375
    Tax reclaims receivable                                                            16,368                 --                --
    Prepaid expenses                                                                   10,576             17,566            11,058
                                                                                -------------      -------------      ------------
    Total Assets                                                                    7,900,870        190,725,593        14,105,126
                                                                                -------------      -------------      ------------

Liabilities:
    Call options written, at value                                                         --                 --                --
    Payable for investments purchased                                                      --                 --                --
    Payable for capital shares redeemed                                                 4,500              9,270             6,258
    Accrued expenses and other liabilities:
       Investment management                                                               --                 --                --
       Administration                                                                     288              7,089               528
       Distribution                                                                       696                 --             1,017
       Shareholder servicing                                                            1,599                 --             2,695
       Other                                                                            6,988             23,575             8,203
                                                                                -------------      -------------      ------------
    Total Liabilities                                                                  14,071             39,934            18,701
                                                                                -------------      -------------      ------------

Net Assets                                                                      $   7,886,799      $ 190,685,659      $ 14,086,425
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets:
    Capital                                                                     $   9,879,420      $ 267,228,220      $ 19,010,702
    Accumulated (dividends in excess of) net investment income                         56,257                 --                --
    Accumulated net realized losses from investment, option and
       foreign currency transactions                                                 (678,737)       (64,133,040)       (4,080,350)
    Unrealized depreciation from investments, options and foreign currencies       (1,370,141)       (12,409,521)         (843,927)
                                                                                -------------      -------------      ------------
Net Assets                                                                      $   7,886,799      $ 190,685,659      $ 14,086,425
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class A (Investor) Shares
    Net Assets                                                                  $   7,202,770      $          --      $ 11,383,526
    Shares Outstanding                                                                730,061                 --         1,453,161
    Net Asset Value and Redemption Price per share                              $        9.87      $          --      $       7.83
                                                                                =============      =============      ============
    Maximum sales charge                                                                 5.00%                --              5.00%
                                                                                =============      =============      ============
    Maximum Offering Price per share (Net Asset Value/(100%-maximum
       sales charge))                                                           $       10.39      $          --      $       8.24
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class B Shares
    Net Assets                                                                  $     588,238      $          --      $  2,374,090
    Shares Outstanding                                                                 61,547                 --           316,226
    Net Asset Value, Offering Price and Redemption Price per share**            $        9.56      $          --      $       7.51
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class C Shares
    Net Assets                                                                  $      95,791      $          --      $    328,809
    Shares Outstanding                                                                  9,895                 --            43,431
    Net Asset Value, Offering Price and Redemption Price per share**            $        9.68      $          --      $       7.57
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Class Y Shares
    Net Assets                                                                  $          --      $          --      $         --
    Shares Outstanding                                                                     --                 --                --
    Net Asset Value, Offering Price and Redemption Price per share              $          --      $          --      $         --
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Advisor Shares
    Net Assets                                                                  $          --      $ 190,685,659      $         --
    Shares Outstanding                                                                     --         20,568,489                --
    Net Asset Value, Offering Price and Redemption Price per share              $          --      $        9.27      $         --
                                                                                =============      =============      ============
----------------------------------------------------------------------------------------------------------------------------------
Trust Shares
    Net Assets                                                                  $          --      $          --      $         --
    Shares Outstanding                                                                     --                 --                --
    Net Asset Value, Offering Price and Redemption Price per share              $          --      $          --      $         --
                                                                                =============      =============      ============
    Investments, at cost                                                        $          --      $          --      $         --
                                                                                =============      =============      ============

----------
*     Represents investment in their respective Portfolio (Note 2).

**    Redemption Price per share varies by length of time shares are held.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 35

HSBC INVESTOR FAMILY OF FUNDS

         Statements of Operations--For the year ended October 31, 2002

                                                                          Limited          Fixed
                                                                         Maturity          Income          Bond
                                                                           Fund             Fund           Fund
-----------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest                                                           $        --     $         --     $      --
    Dividends                                                                   --               --            --
    Investment income from portfolio                                     4,320,394       13,548,884       804,054
    Expenses from portfolio                                               (430,371)      (1,158,797)      (69,238)
                                                                       -----------     ------------     ---------
    Total Investment Income                                              3,890,023       12,390,087       734,816
                                                                       -----------     ------------     ---------
-----------------------------------------------------------------------------------------------------------------
Expenses:
    Investment management                                                       --               --            --
    Administration                                                          31,964           91,115         5,439
    Distribution:
       Class B Shares                                                       18,319               --        29,508
       Class C Shares                                                        6,499               --         6,394
    Shareholder servicing:
       Class A (Investor) Shares                                             3,077               --        23,982
       Class B Shares                                                        6,106               --         9,836
       Class C Shares                                                        2,166               --         2,131
    Accounting                                                              35,921            9,000        27,000
    Custodian                                                                   --               --            --
    Registration                                                            25,274           14,840        17,451
    Printing                                                                13,182           32,726         3,468
    Transfer agent                                                          53,378           24,794        49,299
    Trustee                                                                    646            1,956           106
    Other                                                                    6,262           15,760         2,021
                                                                       -----------     ------------     ---------
       Total expenses before fee reductions                                202,794          190,191       176,635
       Fees reduced by Investment Adviser                                       --               --       (51,796)
                                                                       -----------     ------------     ---------
       Net Expenses                                                        202,794          190,191       124,839
                                                                       -----------     ------------     ---------
-----------------------------------------------------------------------------------------------------------------
Net Investment Income                                                    3,687,229       12,199,896       609,977
                                                                       -----------     ------------     ---------
-----------------------------------------------------------------------------------------------------------------
Net Realized/Unrealized Gains (Losses) From Investments:
Net realized gains (losses) from investment transactions                  (696,711)         877,629      (125,841)
Change in unrealized appreciation/depreciation from investments            526,764        1,637,228       134,884
                                                                       -----------     ------------     ---------
-----------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains (losses) from investment transactions       (169,947)       2,514,857         9,043
                                                                       -----------     ------------     ---------
Change In Net Assets Resulting From Operations                         $ 3,517,282     $ 14,714,753     $ 619,020
                                                                       ===========     ============     =========

                                              See notes to financial statements.


36 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                                        New York
                                                                        Tax-Free         Balanced         Equity
                                                                        Bond Fund          Fund            Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest                                                           $ 1,969,446     $   317,546     $     13,338
    Dividends                                                               13,811         141,400        2,464,272
    Investment income from portfolio                                            --              --               --
    Expenses from portfolio                                                     --              --               --
                                                                       -----------     -----------     ------------
    Total Investment Income                                              1,983,257         458,946        2,477,610
                                                                       -----------     -----------     ------------
-------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment management                                                  111,208          86,668          882,934
    Administration                                                          33,696          11,955          144,923
    Distribution:
       Class B Shares                                                       68,294           8,311           13,123
       Class C Shares                                                       14,408             781            5,529
    Shareholder servicing:
       Class A (Investor) Shares                                            38,130           1,006           42,434
       Class B Shares                                                       22,765           2,771            4,375
       Class C Shares                                                        4,793             260            1,843
    Accounting                                                              67,433          62,134           83,139
    Custodian                                                               15,516           8,931           75,090
    Registration                                                             7,338          24,087           22,204
    Printing                                                                 9,786           4,194           37,893
    Transfer agent                                                          60,793          56,313           72,845
    Trustee                                                                    823             331            3,640
    Other                                                                    4,959           2,353           15,039
                                                                       -----------     -----------     ------------
       Total expenses before fee reductions                                459,942         270,095        1,405,011
       Fees reduced by Investment Adviser                                     (599)       (107,267)              --
                                                                       -----------     -----------     ------------
       Net Expenses                                                        459,343         162,828        1,405,011
                                                                       -----------     -----------     ------------
-------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                    1,523,914         296,118        1,072,599
                                                                       -----------     -----------     ------------
-------------------------------------------------------------------------------------------------------------------
Net Realized/Unrealized Gains (Losses) From Investments:
Net realized gains (losses) from investment transactions                   230,884      (1,733,733)     (29,117,568)
Change in unrealized appreciation/depreciation from investments            606,908         (90,459)     (27,338,527)
                                                                       -----------     -----------     ------------
-------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains (losses) from investment transactions        837,792      (1,824,192)     (56,456,095)
                                                                       -----------     -----------     ------------
Change In Net Assets Resulting From Operations                         $ 2,361,706     $(1,528,074)    $(55,383,496)
                                                                       ===========     ===========     ============

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 37

HSBC INVESTOR FAMILY OF FUNDS

                                                                      Growth and                        International
                                                                        Income            Mid-Cap           Equity
                                                                         Fund              Fund              Fund
---------------------------------------------------------------------------------------------------------------------
Investment Income:
    Dividend                                                         $  2,916,571      $    878,646      $         --
    Investment income from portfolio                                           --                --         4,037,230
    Tax reclaims                                                               --                --           272,595
    Foreign tax withholding from portfolio                                     --                --          (635,451)
    Expenses from portfolio                                                    --                --        (1,964,619)
                                                                     ------------      ------------      ------------
    Total Investment Income                                             2,916,571           878,646         1,709,755
                                                                     ------------      ------------      ------------
---------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment management                                               1,128,898           756,204                --
    Administration                                                        155,829           104,371            82,280
    Distribution:
       Class B Shares                                                       6,836            35,392                --
       Class C Shares                                                          --               172                --
    Shareholder servicing:
       Class A (Investor) Shares                                            4,407             2,769                --
       Class B Shares                                                       2,279            11,798                --
       Class C Shares                                                          --                58                --
    Accounting                                                             61,764            62,472             9,000
    Custodian                                                              55,028            40,148                --
    Registration                                                           33,173            20,522            25,440
    Printing                                                               40,806            35,453            30,187
    Transfer agent                                                         60,129            99,739            27,952
    Trustee                                                                 4,325             2,746             1,892
    Other                                                                  25,200            11,498            12,353
                                                                     ------------      ------------      ------------
       Total expenses before fee reductions                             1,578,674         1,183,342           189,104
       Fees reduced by Investment Adviser                                      --                --                --
                                                                     ------------      ------------      ------------
       Net Expenses                                                     1,578,674         1,183,342           189,104
                                                                     ------------      ------------      ------------
---------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                            1,337,897          (304,696)        1,520,651
                                                                     ------------      ------------      ------------
---------------------------------------------------------------------------------------------------------------------
Net Realized/Unrealized Gains (Losses) From Investments,
    Options And Foreign Currencies:
Net realized losses from investment, option
    and foreign currency transactions                                 (24,672,615)      (18,552,349)      (14,464,908)
Change in unrealized appreciation/depreciation from investments,
    options and foreign currencies                                    (17,117,988)       (8,355,049)      (13,761,843)
                                                                     ------------      ------------      ------------
---------------------------------------------------------------------------------------------------------------------
Net realized/unrealized losses from investment,
    options and foreign currency transactions                         (41,790,603)      (26,907,398)      (28,226,751)
                                                                     ------------      ------------      ------------
Change In Net Assets Resulting From Operations                       $(40,452,706)     $(27,212,094)     $(26,706,100)
                                                                     ============      ============      ============

                                              See notes to financial statements.


38 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                                       Overseas          Small Cap
                                                                        Equity             Equity         Opportunity
                                                                         Fund               Fund              Fund
---------------------------------------------------------------------------------------------------------------------
Investment Income:
    Dividend                                                         $         --      $         --      $         --
    Investment income from portfolio                                      169,274           430,505            31,559
    Tax reclaims                                                           11,077                --                --
    Foreign tax withholding from portfolio                                (26,649)               --                --
    Expenses from portfolio                                               (82,781)       (2,082,625)         (152,569)
                                                                     ------------      ------------      ------------
    Total Investment Income (Loss)                                         70,921        (1,652,120)         (121,010)
                                                                     ------------      ------------      ------------
---------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment management                                                      --                --                --
    Administration                                                          3,480            80,058             5,881
    Distribution:
       Class B Shares                                                       3,619                --            16,740
       Class C Shares                                                         989                --             3,033
    Shareholder servicing:
       Class A (Investor) Shares                                           21,412                --            32,178
       Class B Shares                                                       1,206                --             5,580
       Class C Shares                                                         330                --             1,011
    Accounting                                                             27,000             9,000            27,000
    Custodian                                                                  --                --                --
    Registration                                                           19,084            17,563            18,122
    Printing                                                                2,822            30,681             6,765
    Transfer agent                                                         49,931            25,948            73,928
    Trustee                                                                    79             1,975                94
    Other                                                                     926             9,826               705
                                                                     ------------      ------------      ------------
       Total expenses before fee reductions                               130,878           175,051           191,037
       Fees reduced by Investment Adviser                                 (39,302)               --           (67,949)
                                                                     ------------      ------------      ------------
       Net Expenses                                                        91,576           175,051           123,088
                                                                     ------------      ------------      ------------
---------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                              (20,655)       (1,827,171)         (244,098)
                                                                     ------------      ------------      ------------
---------------------------------------------------------------------------------------------------------------------
Net Realized/Unrealized Gains (Losses) From Investments,
    Options And Foreign Currencies:
Net realized losses from investment, option
    and foreign currency transactions                                    (570,945)      (49,966,937)       (3,360,778)
Change in unrealized appreciation/depreciation from
    investments, options and foreign currencies                          (753,586)        2,106,990           230,012
                                                                     ------------      ------------      ------------
---------------------------------------------------------------------------------------------------------------------
Net realized/unrealized losses from investment, options
    and foreign currency transactions                                  (1,324,531)      (47,859,947)       (3,130,766)
                                                                     ------------      ------------      ------------
Change In Net Assets Resulting From Operations                       $ (1,345,186)     $(49,687,118)     $ (3,374,864)
                                                                     ============      ============      ============

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 39

HSBC INVESTOR FAMILY OF FUNDS

                      Statements of Changes in Net Assets

                                                              Limited Maturity Fund                     Fixed Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the            For the               For the             For the
                                                          year ended         period ended          year ended          year ended
                                                       October 31, 2002    October 31, 2001*    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
    Net investment income                               $   3,687,229        $  1,413,350        $  12,199,896       $   9,446,487
    Net realized gains (losses) from investment
       transactions                                          (696,711)            311,870              877,629           1,357,671
    Change in unrealized appreciation/depreciation
       from investments                                       526,764           2,570,573            1,637,228           9,782,932
                                                        -------------        ------------        -------------       -------------
    Change in net assets resulting from operations          3,517,282           4,295,793           14,714,753          20,587,090
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends:
Net investment income:
    Class A (Investor) Shares*                                (51,982)            (13,627)                  --                  --
    Class B Shares*                                           (82,791)            (12,677)                  --                  --
    Class C Shares*                                           (29,109)             (3,513)                  --                  --
    Class Y Shares*                                        (3,587,497)         (1,396,008)                  --                  --
    Advisor Shares                                                 --                  --          (13,256,763)         (9,119,429)
Net realized gains:
    Class A (Investor) Shares*                                 (4,520)                 --                   --                  --
    Class B Shares*                                            (4,356)                 --                   --                  --
    Class C Shares*                                              (718)                 --                   --                  --
    Class Y Shares*                                          (302,276)                 --                   --                  --
                                                        -------------        ------------        -------------       -------------
Change in net assets from shareholder dividends            (4,063,249)         (1,425,825)         (13,256,763)         (9,119,429)
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions             33,628,772          66,478,424          132,803,103           4,653,730
                                                        -------------        ------------        -------------       -------------
Change in net assets                                       33,082,805          69,348,392          134,261,093          16,121,391
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of period                                    69,348,392                  --          150,579,569         134,458,178
                                                        -------------        ------------        -------------       -------------
    End of period                                       $ 102,431,197        $ 69,348,392        $ 284,840,662       $ 150,579,569
                                                        =============        ============        =============       =============
    Accumulated (dividends in excess of)
        net investment income                           $      (6,277)       $    (12,475)       $     (74,172)      $       9,806
                                                        =============        ============        =============       =============

----------
* The Limited Maturity Fund Class A (Investor) Shares commenced operations on February 7, 2001.

      The Limited Maturity Fund Class B Shares commenced operations on February 15, 2001.

      The Limited Maturity Fund Class C Shares commenced operations on February 13, 2001.

      The Limited Maturity Fund Class Y Shares commenced operations on January 23, 2001.

                                              See notes to financial statements.


40 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                               Limited Maturity Fund                     Fixed Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the            For the               For the             For the
                                                          year ended         period ended          year ended          year ended
                                                       October 31, 2002    October 31, 2001*    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Class A (Investor) Shares:
    Proceeds from shares issued                         $     690,236        $    935,685        $          --       $          --
    Dividends reinvested                                       53,853              11,857                   --                  --
    Cost of shares redeemed                                  (110,071)            (10,200)                  --                  --
                                                        -------------        ------------        -------------       -------------
Class A (Investor) Shares capital transactions                634,018             937,342                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Proceeds from shares issued                             3,542,800             849,220                   --                  --
    Dividends reinvested                                       72,882              10,217                   --                  --
    Cost of shares redeemed                                  (377,321)                 --                   --                  --
                                                        -------------        ------------        -------------       -------------
Class B Shares capital transactions                         3,238,361             859,437                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Proceeds from shares issued                             1,659,670             150,541                   --                  --
    Dividends reinvested                                       26,924               3,268                   --                  --
    Cost of shares redeemed                                  (118,452)                 --                   --                  --
                                                        -------------        ------------        -------------       -------------
Class C Shares capital transactions                         1,568,142             153,809                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
    Proceeds from shares issued                            32,116,873          68,731,123                   --                  --
    Dividends reinvested                                    3,764,345           1,261,026                   --                  --
    Cost of shares redeemed                                (7,692,967)         (5,464,313)                  --                  --
                                                        -------------        ------------        -------------       -------------
Class Y Shares capital transactions                        28,188,251          64,527,836                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Advisor Shares:
    Proceeds from shares issued                                    --                  --          312,915,542          62,493,366
    Dividends reinvested                                           --                  --            4,745,964           6,223,084
    Cost of shares redeemed                                        --                  --         (184,858,403)        (64,062,720)
                                                        -------------        ------------        -------------       -------------
Advisor Shares capital transactions                                --                  --          132,803,103           4,653,730
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions          $  33,628,772        $ 66,478,424        $ 132,803,103       $   4,653,730
                                                        =============        ============        =============       =============
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Class A (Investor) Shares:
    Issued                                                     67,284              92,192                   --                  --
    Reinvested                                                  5,236               1,152                   --                  --
    Redeemed                                                  (10,737)             (1,005)                  --                  --
                                                        -------------        ------------        -------------       -------------
Change in Class A (Investor) Shares                            61,783              92,339                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Issued                                                    344,798              83,579                   --                  --
    Reinvested                                                  7,140                 993                   --                  --
    Redeemed                                                  (36,553)                 --                   --                  --
                                                        -------------        ------------        -------------       -------------
Change in Class B Shares                                      315,385              84,572                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Issued                                                    162,291              14,900                   --                  --
    Reinvested                                                  2,611                 320                   --                  --
    Redeemed                                                  (11,656)                 --                   --                  --
                                                        -------------        ------------        -------------       -------------
Change in Class C Shares                                      153,246              15,220                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
    Issued                                                  3,107,329           6,771,636                   --                  --
    Reinvested                                                365,786             123,026                   --                  --
    Redeemed                                                 (746,625)           (539,746)                  --                  --
                                                        -------------        ------------        -------------       -------------
Change in Class Y Shares                                    2,726,490           6,354,916                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Advisor Shares:
    Issued                                                         --                  --           29,905,358           5,985,482
    Reinvested                                                     --                  --              449,538             598,774
    Redeemed                                                       --                  --          (17,491,684)         (6,111,063)
                                                        -------------        ------------        -------------       -------------
Change in Advisor Shares                                           --                  --           12,863,212             473,193
                                                        -------------        ------------        -------------       -------------

----------
* The Limited Maturity Fund Class A (Investor) Shares commenced operations on February 7, 2001.

      The Limited Maturity Fund Class B Shares commenced operations on February 15, 2001.

      The Limited Maturity Fund Class C Shares commenced operations on February 13, 2001.

      The Limited Maturity Fund Class Y Shares commenced operations on January 23, 2001.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 41

HSBC INVESTOR FAMILY OF FUNDS

                                                                                                         New York Tax-Free
                                                                     Bond Fund                               Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the            For the               For the             For the
                                                          year ended         period ended          year ended          year ended
                                                       October 31, 2002     October 31, 2001    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
    Net investment income                               $     609,977        $    286,509        $   1,523,914       $   1,159,357
    Net realized gains (losses) from investment
       transactions                                          (125,841)             13,408              230,884             (55,184)
    Change in unrealized appreciation/depreciation
       from investments                                       134,884             420,687              606,908           1,344,534
                                                        -------------        ------------        -------------       -------------
    Change in net assets resulting from operations            619,020             720,604            2,361,706           2,448,707
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends:
Net investment income:
    Class A (Investor) Shares                                (476,334)           (230,901)            (536,951)           (618,917)
    Class B Shares                                           (161,790)            (33,881)            (249,302)            (79,461)
    Class C Shares                                            (35,707)            (10,411)             (52,534)            (17,213)
    Class Y Shares                                                 --                  --             (684,658)           (405,781)
                                                        -------------        ------------        -------------       -------------
Change in net assets from shareholder dividends              (673,831)           (275,193)          (1,523,445)         (1,121,372)
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions             10,511,328           4,013,689           10,709,100          15,368,944
                                                        -------------        ------------        -------------       -------------
Change in net assets                                       10,456,517           4,459,100           11,547,361          16,696,279
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of period                                     8,703,677           4,244,577           39,853,997          23,157,718
                                                        -------------        ------------        -------------       -------------
    End of period                                       $  19,160,194        $  8,703,677        $  51,401,358       $  39,853,997
                                                        =============        ============        =============       =============
    Accumulated (dividends in excess of)
       net investment income                            $      (3,714)       $        562        $         883       $         411
                                                        =============        ============        =============       =============

                                              See notes to financial statements.


42 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                                                                         New York Tax-Free
                                                                     Bond Fund                               Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the            For the               For the             For the
                                                          year ended         period ended          year ended          year ended
                                                       October 31, 2002     October 31, 2001    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Class A (Investor) Shares:
    Proceeds from shares issued                         $   8,793,395        $  3,935,727        $   8,641,241       $   9,622,947
    Dividends reinvested                                      438,217             205,930              517,840             599,267
    Cost of shares redeemed                                (3,793,983)         (1,653,720)         (10,712,477)         (5,589,600)
                                                        -------------        ------------        -------------       -------------
Class A (Investor) Shares capital transactions              5,437,629           2,487,937           (1,553,396)          4,632,614
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Proceeds from shares issued                             4,883,502           1,272,219            7,565,354           4,683,289
    Dividends reinvested                                      130,482              29,355              189,995              59,416
    Cost of shares redeemed                                  (402,978)           (145,193)            (866,052)            (60,598)
                                                        -------------        ------------        -------------       -------------
Class B Shares capital transactions                         4,611,006           1,156,381            6,889,297           4,682,107
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Proceeds from shares issued                               789,595             486,571            1,745,774           1,417,052
    Dividends reinvested                                       32,561               9,339               44,081              10,897
    Cost of shares redeemed                                  (359,463)           (126,539)            (743,128)           (342,600)
                                                        -------------        ------------        -------------       -------------
Class C Shares capital transactions                           462,693             369,371            1,046,727           1,085,349
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
    Proceeds from shares issued                                    --                  --           15,051,732           7,228,348
    Dividends reinvested                                           --                  --              258,502             176,531
    Cost of shares redeemed                                        --                  --          (10,983,762)         (2,436,005)
                                                        -------------        ------------        -------------       -------------
Class Y Shares capital transactions                                --                  --            4,326,472           4,968,874
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions          $  10,511,328        $  4,013,689        $  10,709,100       $  15,368,944
                                                        =============        ============        =============       =============
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Class A (Investor) Shares:
    Issued                                                    852,357             383,428              793,327             893,549
    Reinvested                                                 42,473              20,291               47,508              55,776
    Redeemed                                                 (367,469)           (162,204)            (988,665)           (521,250)
                                                        -------------        ------------        -------------       -------------
Change in Class A (Investor) Shares                           527,361             241,515             (147,830)            428,075
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Issued                                                    474,356             124,339              693,973             435,056
    Reinvested                                                 12,636               2,876               17,430               5,508
    Redeemed                                                  (38,903)            (14,209)             (79,697)             (5,581)
                                                        -------------        ------------        -------------       -------------
Change in Class B Shares                                      448,089             113,006              631,706             434,983
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Issued                                                     76,684              47,211              159,355             130,594
    Reinvested                                                  3,159                 919                4,018               1,009
    Redeemed                                                  (35,037)            (12,360)             (67,865)            (32,472)
                                                        -------------        ------------        -------------       -------------
Change in Class C Shares                                       44,806              35,770               95,508              99,131
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
    Issued                                                         --                  --            1,388,804             667,345
    Reinvested                                                     --                  --               23,646              16,431
    Redeemed                                                       --                  --           (1,002,656)           (227,893)
                                                        -------------        ------------        -------------       -------------
Change in Class Y Shares                                           --                  --              409,794             455,883
                                                        -------------        ------------        -------------       -------------

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 43

HSBC INVESTOR FAMILY OF FUNDS

                                                                   Balanced Fund                            Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the            For the               For the             For the
                                                          year ended         period ended          year ended          year ended
                                                       October 31, 2002    October 31, 2001*    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
    Net investment income                               $     296,118        $    300,726        $   1,072,599       $     646,239
    Net realized losses from investment transactions       (1,733,733)         (1,423,427)         (29,117,568)         (1,113,991)
    Change in unrealized appreciation/depreciation
       from investments                                       (90,459)         (1,343,162)         (27,338,527)        (53,141,068)
                                                        -------------        ------------        -------------       -------------
    Change in net assets from operations                   (1,528,074)         (2,465,863)         (55,383,496)        (53,608,820)
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends:
Net investment income:
    Class A (Investor) Shares*                                 (3,748)             (1,324)             (36,107)            (20,485)
    Class B Shares*                                            (5,763)             (2,748)                  --                  --
    Class C Shares*                                              (813)               (507)                  --                  --
    Class Y Shares*                                          (179,777)           (166,407)            (842,473)           (591,329)
                                                        -------------        ------------        -------------       -------------
Change in net assets from shareholder dividends              (190,101)           (170,986)            (878,580)           (611,814)
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions                 90,197          18,849,412          102,470,636         (29,232,949)
                                                        -------------        ------------        -------------       -------------
Change in net assets                                       (1,627,978)         16,212,563           46,208,560         (83,453,583)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of period                                    16,212,563                  --          146,685,500         230,139,083
                                                        -------------        ------------        -------------       -------------
    End of period                                       $  14,584,585        $ 16,212,563        $ 192,894,060       $ 146,685,500
                                                        =============        ============        =============       =============
    Accumulated (dividends in excess of)
       net investment income                            $     241,091        $    130,192        $     228,444       $      34,425
                                                        =============        ============        =============       =============

----------
* The Balanced Fund Class A (Investor) Shares commenced operations on February 20, 2001.

      The Balanced Fund Class B Shares commenced operations on February 9, 2001.

      The Balanced Fund Class C Shares commenced operations on February 13,
      2001.

      The Balanced Fund Class Y Shares commenced operations on January 18, 2001.

                                              See notes to financial statements.


44 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                                   Balanced Fund                            Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the            For the               For the             For the
                                                          year ended         period ended          year ended          year ended
                                                       October 31, 2002    October 31, 2001*    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Class A (Investor) Shares:
    Proceeds from shares issued                         $     254,543        $    333,812        $  11,957,002       $   3,990,021
    Dividends reinvested                                        3,367               1,324               35,456              20,013
    Cost of shares redeemed                                  (103,414)               (369)          (8,621,362)         (3,749,365)
                                                        -------------        ------------        -------------       -------------
Class A (Investor) Shares capital transactions                154,496             334,767            3,371,096             260,669
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Proceeds from shares issued                             1,077,745             693,178            1,081,923             384,659
    Dividends reinvested                                        5,589               2,747                   --                  --
    Cost of shares redeemed                                   (97,724)            (19,280)            (279,702)           (152,022)
                                                        -------------        ------------        -------------       -------------
Class B Shares capital transactions                           985,610             676,645              802,221             232,637
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Proceeds from shares issued                                 2,500             115,794               31,580               3,037
    Dividends reinvested                                          813                 507                   --                  --
    Cost of shares redeemed                                      (821)                 --              (63,795)           (142,327)
                                                        -------------        ------------        -------------       -------------
Class C Shares capital transactions                             2,492             116,301              (32,215)           (139,290)
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
    Proceeds from shares issued                             2,172,114          21,529,837          120,030,391          13,172,401
    Dividends reinvested                                      179,778             166,407              769,198             487,717
    Cost of shares redeemed                                (3,404,293)         (3,974,545)         (22,470,055)        (43,247,083)
                                                        -------------        ------------        -------------       -------------
Class Y Shares capital transactions                        (1,052,401)         17,721,699           98,329,534         (29,586,965)
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions          $      90,197        $ 18,849,412        $ 102,470,636       $ (29,232,949)
                                                        =============        ============        =============       =============
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Class A (Investor) Shares:
    Issued                                                     30,620              36,482              986,765             277,863
    Reinvested                                                    390                 143                3,050               1,419
    Redeemed                                                  (13,028)                (42)            (672,658)           (246,497)
                                                        -------------        ------------        -------------       -------------
Change in Class A (Investor) Shares                            17,982              36,583              317,157              32,785
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Issued                                                    130,189              76,886               86,551              26,370
    Reinvested                                                    647                 297                   --                  --
    Redeemed                                                  (12,342)             (2,149)             (25,209)            (10,574)
                                                        -------------        ------------        -------------       -------------
Change in Class B Shares                                      118,494              75,034               61,342              15,796
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Issued                                                        298              12,399                2,531                 188
    Reinvested                                                     94                  55                   --                  --
    Redeemed                                                     (108)                 --               (6,145)             (9,748)
                                                        -------------        ------------        -------------       -------------
Change in Class C Shares                                          284              12,454               (3,614)             (9,560)
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
    Issued                                                    261,958           2,172,219            8,983,553             863,049
    Reinvested                                                 20,688              17,913               64,275              34,633
    Redeemed                                                 (417,055)           (431,706)          (1,940,804)         (2,827,263)
                                                        -------------        ------------        -------------       -------------
Change in Class Y Shares                                     (134,409)          1,758,426            7,107,024          (1,929,581)
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------

----------
* The Balanced Fund Class A (Investor) Shares commenced operations on February 20, 2001.

      The Balanced Fund Class B Shares commenced operations on February 9, 2001.

      The Balanced Fund Class C Shares commenced operations on February 13,
      2001.

      The Balanced Fund Class Y Shares commenced operations on January 18, 2001.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 45

HSBC INVESTOR FAMILY OF FUNDS

                                                               Growth & Income Fund                         Mid-Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the            For the               For the             For the
                                                          year ended         period ended          year ended          year ended
                                                       October 31, 2002    October 31, 2001*    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
    Net investment income (loss)                        $   1,337,897        $    480,780        $    (304,696)      $    (182,242)
    Net realized losses from investment
       and options transactions                           (24,672,615)        (23,480,135)         (18,552,349)        (12,842,812)
    Change in unrealized appreciation/depreciation
       from investments and options                       (17,117,988)         (6,140,927)          (8,355,049)        (13,952,127)
                                                        -------------        ------------        -------------       -------------
    Change in net assets from operations                  (40,452,706)        (29,140,282)         (27,212,094)        (26,977,181)
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends:
Net investment income:
    Class A (Investor) Shares*                                 (2,986)                (49)                  --                  --
    Class B Shares*                                                --                 (76)                  --                  --
    Class Y Shares*                                          (799,787)           (214,391)                  --                  --
Net realized gains from investment and options
    transactions:
    Class A (Investor) Shares*                                     --                  --                   --              (7,299)
    Class B Shares*                                                --                  --                   --             (25,991)
    Class C Shares                                                 --                  --                   --                (242)
    Trust Shares                                                   --                  --                   --          (1,487,905)
                                                        -------------        ------------        -------------       -------------
Change in net assets from shareholder dividends              (802,773)           (214,516)                  --          (1,521,437)
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions             (8,951,741)        250,833,557           (3,472,044)         52,156,388
                                                        -------------        ------------        -------------       -------------
Change in net assets                                      (50,207,220)        221,478,759          (30,684,138)         23,657,770
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of period                                   221,478,759                  --          134,164,357         110,506,587
                                                        -------------        ------------        -------------       -------------
    End of period                                       $ 171,271,539        $221,478,759        $ 103,480,219       $ 134,164,357
                                                        =============        ============        =============       =============
    Accumulated (dividends in excess of)
       net investment income                            $     821,926        $    286,802        $          --       $          --
                                                        =============        ============        =============       =============

----------
* The Growth and Income Fund Class A (Investor) Shares commenced operations on April 12, 2001.

      The Growth and Income Fund Class B Shares commenced operations on April 5, 2001.

      The Growth and Income Fund Class Y Shares commenced operations on April 2, 2001.

                                              See notes to financial statements.


46 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                               Growth & Income Fund                         Mid-Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the            For the               For the             For the
                                                          year ended         period ended          year ended          year ended
                                                       October 31, 2002    October 31, 2001*    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Class A (Investor) Shares:
    Proceeds from shares issued                         $     601,471        $  2,446,819        $     577,280       $     803,503
    Dividends reinvested                                        2,897                  49                   --               7,290
    Cost of shares redeemed                                  (899,525)           (269,455)            (212,541)           (141,302)
                                                        -------------        ------------        -------------       -------------
Class A (Investor) Shares capital transactions               (295,157)          2,177,413              364,739             669,491
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Proceeds from shares issued                             1,229,558             389,700            2,417,457           3,429,435
    Dividends reinvested                                           --                  76                   --              25,987
    Cost of shares redeemed                                  (120,487)             (5,499)            (592,594)           (383,635)
                                                        -------------        ------------        -------------       -------------
Class B Shares capital transactions                         1,109,071             384,277            1,824,863           3,071,787
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Proceeds from shares issued                                    --                  10               26,336               8,034
    Dividends reinvested                                           --                  --                   --                 242
    Cost of shares redeemed                                        --                  --              (21,556)                 --
                                                        -------------        ------------        -------------       -------------
Class C Shares capital transactions                                --                  10                4,780               8,276
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
    Proceeds from shares issued                            16,872,208          73,445,284                   --                  --
    Proceeds from shares issued in conjunction
       with common trust fund conversion                           --         185,299,210                   --                  --
    Dividends reinvested                                      178,816                  --                   --                  --
    Cost of shares redeemed                               (26,816,679)        (10,472,637)                  --                  --
                                                        -------------        ------------        -------------       -------------
Class Y Shares capital transactions                        (9,765,655)        248,271,857                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Trust Shares:
    Proceeds from shares issued                                    --                  --           42,412,795          53,373,079
    Dividends reinvested                                           --                  --                   --             199,737
    Cost of shares redeemed                                        --                  --          (48,079,221)         (5,165,982)
                                                        -------------        ------------        -------------       -------------
Trust Shares capital transactions                                  --                  --           (5,666,426)         48,406,834
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions          $  (8,951,741)       $250,833,557        $  (3,472,044)      $  52,156,388
                                                        =============        ============        =============       =============
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Class A (Investor) Shares:
    Issued                                                     69,737             243,328               71,687              87,980
    Reinvested                                                    308                   5                   --                 800
    Redeemed                                                 (105,318)            (26,961)             (28,927)            (15,500)
                                                        -------------        ------------        -------------       -------------
Change in Class A (Investor) Shares                           (35,273)            216,372               42,760              73,280
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Issued                                                    140,389              37,790              305,404             375,774
    Reinvested                                                     --                   7                   --               2,862
    Redeemed                                                  (16,034)               (604)             (85,941)            (44,007)
                                                        -------------        ------------        -------------       -------------
Change in Class B Shares                                      124,355              37,193              219,463             334,629
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Issued                                                         --                   1                3,391                 859
    Reinvested                                                     --                  --                   --                  27
    Redeemed                                                       --                  --               (2,753)                 --
                                                        -------------        ------------        -------------       -------------
Change in Class C Shares                                           --                   1                  638                 886
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
    Issued                                                  1,990,822           7,112,943                   --                  --
    Shares issued in conjunction with common
       trust fund conversion                                       --           18,529,921                  --                  --
    Reinvested                                                 19,925                  --                   --                  --
    Redeemed                                               (3,209,191)         (1,079,153)                  --                  --
                                                        -------------        ------------        -------------       -------------
Change in Class Y Shares                                   (1,198,444)         24,563,711                   --                  --
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Trust Shares:
    Issued                                                         --                  --            5,158,172           6,136,564
    Reinvested                                                     --                  --                   --              21,901
    Redeemed                                                       --                  --           (6,022,361)           (567,045)
                                                        -------------        ------------        -------------       -------------
Change in Trust Shares                                             --                  --             (864,189)          5,591,420
                                                        -------------        ------------        -------------       -------------

----------
* The Growth and Income Fund Class A (Investor) Shares commenced operations on April 12, 2001.

      The Growth and Income Fund Class B Shares commenced operations on April 5, 2001.

      The Growth and Income Fund Class Y Shares commenced operations on April 2, 2001.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 47

HSBC INVESTOR FAMILY OF FUNDS

                                                                   International
                                                                    Equity Fund                         Overseas Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the              For the             For the             For the
                                                          year ended           year ended          year ended          year ended
                                                       October 31, 2002     October 31, 2001    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
    Net investment income (loss)                        $   1,520,651        $  1,014,590        $     (20,655)      $     (30,201)
    Net realized losses from investment
       and foreign currency transactions                  (14,464,908)           (864,979)            (570,945)            280,029
    Change in unrealized appreciation/depreciation
       from investments and foreign currencies            (13,761,843)        (57,687,083)            (753,586)         (2,456,203)
                                                        -------------        ------------        -------------       -------------
    Change in net assets resulting from operations        (26,706,100)        (57,537,472)          (1,345,186)         (2,206,375)
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends:
Net investment income:
    Class A (Investor) Shares                                      --                  --              (83,152)                 --
    Class B Shares                                                 --                  --                 (894)                 --
    Advisor Shares                                         (2,797,529)                 --                   --                  --
Net realized gains from investment and foreign
       currency transactions:
    Class A (Investor) Shares                                      --                  --             (189,407)           (617,961)
    Class B Shares                                                 --                  --               (7,926)            (30,934)
    Class C Shares                                                 --                  --               (3,527)            (21,281)
    Advisor Shares                                                 --         (15,528,858)                  --                  --
                                                        -------------        ------------        -------------       -------------
Change in net assets from shareholder dividends            (2,797,529)        (15,528,858)            (284,906)           (670,176)
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions             39,713,366          37,723,225            2,143,644           2,390,782
                                                        -------------        ------------        -------------       -------------
Change in net assets                                       10,209,737         (35,343,105)             513,552            (485,769)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of period                                   184,493,996         219,837,101            7,373,247           7,859,016
                                                        -------------        ------------        -------------       -------------
    End of period                                       $ 194,703,733        $184,493,996        $   7,886,799       $   7,373,247
                                                        =============        ============        =============       =============
    Accumulated (dividends in excess of)
       net investment income                            $   3,242,965        $  2,300,911        $      56,257       $      64,530
                                                        =============        ============        =============       =============

                                              See notes to financial statements.


48 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                                   International
                                                                    Equity Fund                         Overseas Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the              For the             For the             For the
                                                          year ended           year ended          year ended          year ended
                                                       October 31, 2002     October 31, 2001    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Class A (Investor) Shares:
    Proceeds from shares issued                         $          --        $         --        $   6,142,944       $   3,027,505
    Dividends reinvested                                           --                  --              270,064             607,484
    Cost of shares redeemed                                        --                  --           (4,650,406)         (1,285,651)
                                                        -------------        ------------        -------------       -------------
Class A (Investor) Shares capital transactions                     --                  --            1,762,602           2,349,338
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Proceeds from shares issued                                    --                  --              436,595             115,478
    Dividends reinvested                                           --                  --                8,694              30,696
    Cost of shares redeemed                                        --                  --              (40,890)            (78,401)
                                                        -------------        ------------        -------------       -------------
Class B Shares capital transactions                                --                  --              404,399              67,773
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Proceeds from shares issued                                    --                  --                8,840               4,640
    Dividends reinvested                                           --                  --                3,527              20,932
    Cost of shares redeemed                                        --                  --              (35,724)            (51,901)
                                                        -------------        ------------        -------------       -------------
Class C Shares capital transactions                                --                  --              (23,357)            (26,329)
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Advisor Shares:
    Proceeds from shares issued                           638,506,248         142,194,368                   --                  --
    Dividends reinvested                                    1,765,422          12,546,992                   --                  --
    Cost of shares redeemed                              (600,558,304)       (117,018,135)                  --                  --
                                                        -------------        ------------        -------------       -------------
Advisor Shares capital transactions                        39,713,366          37,723,225                   --                  --
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions          $  39,713,366        $ 37,723,225        $   2,143,644       $   2,390,782
                                                        =============        ============        =============       =============
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Class A (Investor) Shares:
    Issued                                                         --                  --              534,842             225,640
    Reinvested                                                     --                  --               22,454              38,941
    Redeemed                                                       --                  --             (422,514)            (90,582)
                                                        -------------        ------------        -------------       -------------
Change in Class A (Investor) Shares                                --                  --              134,782             173,999
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Issued                                                         --                  --               38,648               8,534
    Reinvested                                                     --                  --                  744               2,017
    Redeemed                                                       --                  --               (3,888)             (5,783)
                                                        -------------        ------------        -------------       -------------
Change in Class B Shares                                           --                  --               35,504               4,768
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Issued                                                         --                  --                  885                 310
    Reinvested                                                     --                  --                  299               1,362
    Redeemed                                                       --                  --               (3,453)             (4,124)
                                                        -------------        ------------        -------------       -------------
Change in Class C Shares                                           --                  --               (2,269)             (2,452)
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Advisor Shares:
    Issued                                                 53,518,520           9,718,621                   --                  --
    Reinvested                                                134,868             750,418                   --                  --
    Redeemed                                              (50,202,271)         (7,900,920)                  --                  --
                                                        -------------        ------------        -------------       -------------
Change in Advisor Shares                                    3,451,117           2,568,119                   --                  --
                                                        -------------        ------------        -------------       -------------

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 49

HSBC INVESTOR FAMILY OF FUNDS

                                                               Small Cap Equity Fund                      Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the              For the             For the             For the
                                                          year ended           year ended          year ended          year ended
                                                       October 31, 2002     October 31, 2001    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
    Net investment loss                                 $  (1,827,171)       $ (1,605,398)       $    (244,098)      $    (218,035)
    Net realized losses from investment transactions      (49,966,937)        (13,093,313)          (3,360,778)           (630,848)
    Change in unrealized appreciation/depreciation
       from investments                                     2,106,990         (42,620,204)             230,012          (3,305,053)
                                                        -------------        ------------        -------------       -------------
Change in net assets resulting from operations            (49,687,118)        (57,318,915)          (3,374,864)         (4,153,936)
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends:
Net realized gains from investment transactions:
    Class A (Investor) Shares                                      --                  --                   --          (4,482,911)
    Class B Shares                                                 --                  --                   --            (382,267)
    Class C Shares                                                 --                  --                   --            (207,645)
    Advisor Shares                                                 --         (40,029,122)                  --                  --
                                                        -------------        ------------        -------------       -------------
Change in net assets from shareholder dividends                    --         (40,029,122)                  --          (5,072,823)
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions             60,107,797          23,888,975            3,847,236           5,445,130
                                                        -------------        ------------        -------------       -------------
Change in net assets                                       10,420,679         (73,459,062)             472,372          (3,781,629)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of period                                   180,264,980         253,724,042           13,614,053          17,395,682
                                                        -------------        ------------        -------------       -------------
    End of period                                       $ 190,685,659        $180,264,980        $  14,086,425       $  13,614,053
                                                        -------------        ------------        -------------       -------------
    Accumulated (dividends in excess of)
       net investment income                            $          --        $         --        $          --       $          --
                                                        =============        ============        =============       =============

                                              See notes to financial statements.


50 HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

                                                               Small Cap Equity Fund                      Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            For the              For the             For the             For the
                                                          year ended           year ended          year ended          year ended
                                                       October 31, 2002     October 31, 2001    October 31, 2002    October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Class A (Investor) Shares:
    Proceeds from shares issued                         $          --        $         --        $   4,308,030       $   2,480,888
    Dividends reinvested                                           --                  --                   --           4,335,392
    Cost of shares redeemed                                        --                  --           (2,279,481)         (2,227,760)
                                                        -------------        ------------        -------------       -------------
Class A (Investor) Shares capital transactions                     --                  --            2,028,549           4,588,520
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Proceeds from shares issued                                    --                  --            2,185,532             699,978
    Dividends reinvested                                           --                  --                   --             380,376
    Cost of shares redeemed                                        --                  --             (368,574)           (285,036)
                                                        -------------        ------------        -------------       -------------
Class B Shares capital transactions                                --                  --            1,816,958             795,318
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Proceeds from shares issued                                    --                  --              109,966              60,690
    Dividends reinvested                                           --                  --                   --             198,109
    Cost of shares redeemed                                        --                  --             (108,237)           (197,507)
                                                        -------------        ------------        -------------       -------------
Class C Shares capital transactions                                --                  --                1,729              61,292
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Advisor Shares:
    Proceeds from shares issued                           166,252,280         188,438,165                   --                  --
    Dividends reinvested                                           --          31,482,604                   --                  --
    Cost of shares redeemed                              (106,144,483)       (196,031,794)                  --                  --
                                                        -------------        ------------        -------------       -------------
Advisor Shares capital transactions                        60,107,797          23,888,975                   --                  --
                                                        -------------        ------------        -------------       -------------
Change in net assets from capital transactions          $  60,107,797        $ 23,888,975        $   3,847,236       $   5,445,130
                                                        =============        ============        =============       =============
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Class A (Investor) Shares:
    Issued                                                         --                  --              456,632             220,207
    Reinvested                                                     --                  --                   --             391,988
    Redeemed                                                       --                  --             (241,867)           (196,134)
                                                        -------------        ------------        -------------       -------------
Change in Class A (Investor) Shares                                --                  --              214,765             416,061
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
    Issued                                                         --                  --              217,277              63,592
    Reinvested                                                     --                  --                   --              35,384
    Redeemed                                                       --                  --              (42,806)            (26,390)
                                                        -------------        ------------        -------------       -------------
Change in Class B Shares                                           --                  --              174,471              72,586
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
    Issued                                                         --                  --               10,963               5,547
    Reinvested                                                     --                  --                   --              18,276
    Redeemed                                                       --                  --              (11,072)            (18,490)
                                                        -------------        ------------        -------------       -------------
Change in Class C Shares                                           --                  --                 (109)              5,333
                                                        -------------        ------------        -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Advisor Shares:
    Issued                                                 14,288,390          14,172,827                   --                  --
    Reinvested                                                     --           2,431,089                   --                  --
    Redeemed                                               (9,644,921)        (14,928,017)                  --                  --
                                                        -------------        ------------        -------------       -------------
Change in Advisor Shares                                    4,643,469           1,675,899                   --                  --
                                                        -------------        ------------        -------------       -------------

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 51

--------------------------------------------------------------------------------
                   HSBC INVESTOR FUNDS - LIMITED MATURITY FUND
--------------------------------------------------------------------------------

                   Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                              Investment Activities                           Dividends
                                                    -----------------------------------------   ------------------------------------
                                                                   Net Realized
                                       Net Asset                  and Unrealized                            Net Realized
                                         Value,        Net        Gains (Losses)   Total from      Net       Gains from
                                       Beginning    Investment   from Investment   Investment   Investment   Investment      Total
                                       of Period      Income       Transactions    Activities     Income    Transactions   Dividends
                                       ---------    ----------   ---------------  -----------   ----------  ------------   ---------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)      $ 10.04         0.33           0.54           0.87         (0.33)         --         (0.33)
Year ended October 31, 2002              10.58         0.44          (0.10)          0.34         (0.44)      (0.05)        (0.49)

CLASS B SHARES
Period ended October 31, 2001 (f)      $ 10.07         0.25           0.52           0.77         (0.25)         --         (0.25)
Year ended October 31, 2002              10.59         0.36          (0.09)          0.27         (0.36)      (0.05)        (0.41)

CLASS C SHARES
Period ended October 31, 2001 (h)      $ 10.07         0.26           0.51           0.77         (0.26)         --         (0.26)
Year ended October 31, 2002              10.58         0.36          (0.09)          0.27         (0.36)      (0.05)        (0.41)

CLASS Y SHARES
Period ended October 31, 2001 (i)      $ 10.00         0.37           0.59           0.96         (0.37)         --         (0.37)
Year ended October 31, 2002              10.59         0.46          (0.09)          0.37         (0.46)      (0.05)        (0.51)

                                                                                   Ratios/Supplementary Data
                                                             ----------------------------------------------------------------------
                                                                                          Ratio of Net
                                                                              Ratio of     Investment      Ratio of
                                    Net Asset                  Net Assets    Expenses to    Income to     Expenses to
                                   Value, End     Total         at End of    Average Net   Average Net    Average Net     Portfolio
                                    of Period    Return      Period (000's)    Assets        Assets         Assets      Turnover (a)
                                   ----------    ------      --------------  -----------  ------------    -----------   ------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)    $ 10.58    8.78%(c)(d)      $   977      1.10%(e)       4.27%(e)     1.49%(e)(j)     102.01%
Year ended October 31, 2002            10.43    3.34%(d)           1,608      0.96%          4.14%        0.96%            44.04%

CLASS B SHARES
Period ended October 31, 2001 (f)    $ 10.59    8.02%(c)(g)      $   896      1.85%(e)       3.52%(e)     7.59%(e)(j)     102.01%
Year ended October 31, 2002            10.45    2.65%(g)           4,178      1.70%          3.30%        1.70%            44.04%

CLASS C SHARES
Period ended October 31, 2001 (h)    $ 10.58    7.80%(c)(g)      $   161      1.85%(e)       3.60%(e)    17.61%(e)(j)     102.01%
Year ended October 31, 2002            10.44    2.65%(g)           1,759      1.70%          3.26%        1.70%            44.04%

CLASS Y SHARES
Period ended October 31, 2001 (i)    $ 10.59    9.78%(c)         $67,315      0.85%(e)       4.59%(e)     0.85%(e)        102.01%
Year ended October 31, 2002            10.45    3.69%             94,886      0.71%          4.42%        0.71%            44.04%

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b)   Class A (Investor) Shares commenced operations on February 7, 2001.

(c)   Not annualized.

(d)   Excludes sales charge.

(e)   Annualized.

(f)   Class B Shares commenced operations on February 15, 2001.

(g)   Excludes redemption charge.

(h)   Class C Shares commenced operations on February 13, 2001.

(i)   Class Y Shares commenced operations on January 23, 2001.

(j) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                                              See notes to financial statements.


52 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
             HSBC INVESTOR FUNDS - FIXED INCOME FUND
--------------------------------------------------------------------------------

             Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                              Investment Activities                           Dividends
                                                    -----------------------------------------   ------------------------------------
                                                                  Net Realized
                                                                  and Unrealized                           Net Realized
                                       Net Asset                  Gains (Losses)                            Gains from
                                         Value,        Net       from Investment   Total from       Net      Investment
                                       Beginning    Investment     and Futures     Investment   Investment  and Futures      Total
                                       of Period      Income       Transactions    Activities     Income    Transactions   Dividends
                                       ---------    ----------   ---------------  -----------   ----------  ------------   ---------
ADVISOR SHARES
Year ended October 31, 1998            $  10.92        0.65           0.02           0.67         (0.65)      (0.13)        (0.78)
Year ended October 31, 1999               10.81        0.62          (0.51)          0.11         (0.62)      (0.29)        (0.91)
Year ended October 31, 2000               10.01        0.69          (0.02)          0.67         (0.69)         --         (0.69)
Year ended October 31, 2001                9.99        0.67           0.80           1.47         (0.65)         --         (0.65)
Year ended October 31, 2002               10.81        0.55          (0.14)          0.41         (0.59)         --         (0.59)

                                                                             Ratios/Supplementary Data
                                                             ---------------------------------------------------------
                                                                                          Ratio of Net
                                                                              Ratio of     Investment
                                    Net Asset                  Net Assets    Expenses to    Income to
                                   Value, End       Total       at End of    Average Net   Average Net      Portfolio
                                    of Period      Return    Period (000's)    Assets        Assets       Turnover (a)
                                   ----------      ------    --------------  -----------  ------------    ------------
ADVISOR SHARES
Year ended October 31, 1998          $  10.81      6.26%         $ 97,728       0.78%         5.87%         126.40%
Year ended October 31, 1999             10.01      1.01%          114,405       0.69%         6.31%         433.26%
Year ended October 31, 2000              9.99      6.98%          134,458       0.61%         6.66%         440.49%
Year ended October 31, 2001             10.81     15.11%          150,580       0.63%         6.45%         341.26%
Year ended October 31, 2002             10.63      3.94%          284,841       0.56%         5.06%          77.82%

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 53

--------------------------------------------------------------------------------
                         HSBC INVESTOR FUNDS - BOND FUND
--------------------------------------------------------------------------------

                              Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                              Investment Activities                           Dividends
                                                    -----------------------------------------   ------------------------------------
                                                                   Net Realized
                                                                  and Unrealized                           Net Realized
                                       Net Asset                  Gains (Losses)                            Gains from
                                         Value,        Net       from Investment   Total from      Net       Investment
                                       Beginning    Investment     and Futures     Investment   Investment  and Futures      Total
                                       of Period      Income       Transactions    Activities     Income    Transactions   Dividends
                                       ---------    ----------   ---------------  -----------   ----------  ------------   ---------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998            $ 10.50         0.59            0.01          0.60         (0.59)        --          (0.59)
Year ended October 31, 1999              10.51         0.57           (0.49)         0.08         (0.57)     (0.24)         (0.81)
Year ended October 31, 2000               9.78         0.61           (0.01)         0.60         (0.62)        --          (0.62)
Year ended October 31, 2001               9.76         0.60            0.77          1.37         (0.58)        --          (0.58)
Year ended October 31, 2002              10.55         0.49           (0.14)         0.35         (0.52)        --          (0.52)

CLASS B SHARES
Period ended October 31, 1998 (d)      $ 10.63         0.41           (0.12)         0.29         (0.41)        --          (0.41)
Year ended October 31, 1999              10.51         0.49           (0.49)           --         (0.49)     (0.24)         (0.73)
Year ended October 31, 2000               9.78         0.54           (0.01)         0.53         (0.54)        --          (0.54)
Year ended October 31, 2001               9.77         0.52            0.76          1.28         (0.50)        --          (0.50)
Year ended October 31, 2002              10.55         0.41           (0.13)         0.28         (0.44)        --          (0.44)

CLASS C SHARES
Period ended October 31, 1999 (h)      $ 10.46         0.47           (0.45)         0.02         (0.47)     (0.24)         (0.71)
Year ended October 31, 2000               9.77         0.55           (0.01)         0.54         (0.55)        --          (0.55)
Year ended October 31, 2001               9.76         0.51            0.77          1.28         (0.50)        --          (0.50)
Year ended October 31, 2002              10.54         0.41           (0.13)         0.28         (0.44)        --          (0.44)


                                                                                   Ratios/Supplementary Data
                                                             ----------------------------------------------------------------------
                                                                                          Ratio of Net
                                                                              Ratio of     Investment      Ratio of
                                    Net Asset                  Net Assets    Expenses to    Income to     Expenses to
                                   Value, End     Total         at End of    Average Net   Average Net    Average Net     Portfolio
                                    of Period    Return      Period (000's)    Assets        Assets        Assets (a)   Turnover (b)
                                   ----------    ------      --------------  -----------  ------------    -----------   ------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998          $ 10.51    5.83%(c)         $ 4,826      1.10%          5.51%          1.61%          126.40%
Year ended October 31, 1999             9.78    0.68%(c)           4,331      1.07%          5.84%          2.62%          433.26%
Year ended October 31, 2000             9.76    6.39%(c)           3,828      1.10%          6.13%          3.31%          440.49%
Year ended October 31, 2001            10.55   14.41%(c)           6,683      1.10%          5.92%          2.61%          341.26%
Year ended October 31, 2002            10.38    3.44%(c)          12,053      1.10%          4.52%          1.47%           77.82%

CLASS B SHARES
Period ended October 31, 1998 (d)    $ 10.51    2.84%(e)(f)      $   364      1.85%(g)       4.76%(g)       2.36%(g)       126.40%
Year ended October 31, 1999             9.78  (0.01)%(f)             345      1.79%          5.13%          3.37%          433.26%
Year ended October 31, 2000             9.77    5.67%(f)             279      1.85%          5.38%          4.03%          440.49%
Year ended October 31, 2001            10.55   13.43%(f)           1,494      1.85%          5.04%          3.32%          341.26%
Year ended October 31, 2002            10.39    2.76%(f)           6,124      1.85%          3.66%          2.18%           77.82%

CLASS C SHARES
Period ended October 31, 1999 (h)    $  9.77    0.11%(e)(f)      $   152      1.95%(g)       4.96%(g)       3.50%(g)       433.26%
Year ended October 31, 2000             9.76    5.71%(f)             138      1.85%          5.38%          4.05%          440.49%
Year ended October 31, 2001            10.54   13.44%(f)             526      1.85%          5.11%          3.34%          341.26%
Year ended October 31, 2002            10.38    2.77%(f)             983      1.85%          3.75%          2.21%           77.82%

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(c)   Excludes sales charge.

(d)   Class B Shares commenced operations on January 6, 1998.

(e)   Not annualized.

(f)   Excludes redemption charge.

(g)   Annualized.

(h)   Class C Shares commenced operations on November 4, 1998.

                                              See notes to financial statements.


54 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                HSBC INVESTOR FUNDS - NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                              Investment Activities                           Dividends
                                                    -----------------------------------------   ------------------------------------
                                                                   Net Realized
                                                                  and Unrealized                           Net Realized
                                       Net Asset                  Gains (Losses)                            Gains from
                                         Value,        Net       from Investment   Total from      Net       Investment
                                       Beginning    Investment     and Futures     Investment   Investment  and Futures      Total
                                       of Period      Income       Transactions    Activities     Income    Transactions   Dividends
                                       ---------    ----------   ---------------  -----------   ----------  ------------   ---------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998            $ 10.64         0.47            0.33           0.80        (0.47)      (0.04)        (0.51)
Year ended October 31, 1999              10.93         0.46           (0.83)         (0.37)       (0.46)      (0.02)        (0.48)
Year ended October 31, 2000              10.08         0.46            0.33           0.79        (0.46)      (0.02)        (0.48)
Year ended October 31, 2001              10.39         0.41            0.54           0.95        (0.41)         --         (0.41)
Year ended October 31, 2002              10.93         0.38            0.16           0.54        (0.38)         --         (0.38)

CLASS B SHARES
Period ended October 31, 1998 (d)      $ 10.81         0.37            0.11           0.48        (0.37)         --         (0.37)
Year ended October 31, 1999              10.92         0.38           (0.83)         (0.45)       (0.38)      (0.02)        (0.40)
Year ended October 31, 2000              10.07         0.39            0.33           0.72        (0.39)      (0.02)        (0.41)
Year ended October 31, 2001              10.38         0.33            0.54           0.87        (0.33)         --         (0.33)
Year ended October 31, 2002              10.92         0.30            0.16           0.46        (0.30)         --         (0.30)

CLASS C SHARES
Period ended October 31, 1999 (h)      $ 10.90         0.34           (0.77)         (0.43)       (0.34)      (0.02)        (0.36)
Year ended October 31, 2000              10.11         0.39            0.33           0.72        (0.39)      (0.02)        (0.41)
Year ended October 31, 2001              10.42         0.33            0.54           0.87        (0.33)         --         (0.33)
Year ended October 31, 2002              10.96         0.30            0.16           0.46        (0.30)         --         (0.30)

CLASS Y SHARES
Year ended October 31, 1998            $ 10.64         0.49            0.33           0.82        (0.49)      (0.04)        (0.53)
Year ended October 31, 1999              10.93         0.48           (0.84)         (0.36)       (0.48)      (0.02)        (0.50)
Year ended October 31, 2000              10.07         0.49            0.34           0.83        (0.49)      (0.02)        (0.51)
Year ended October 31, 2001              10.39         0.44            0.54           0.98        (0.44)         --         (0.44)
Year ended October 31, 2002              10.93         0.41            0.16           0.57        (0.41)         --         (0.41)

                                                                                   Ratios/Supplementary Data
                                                             ----------------------------------------------------------------------
                                                                                          Ratio of Net
                                                                              Ratio of     Investment      Ratio of
                                    Net Asset                  Net Assets    Expenses to    Income to     Expenses to
                                   Value, End     Total         at End of    Average Net   Average Net    Average Net     Portfolio
                                    of Period    Return      Period (000's)    Assets        Assets        Assets (a)   Turnover (b)
                                   ----------    ------      --------------  -----------  ------------    -----------   ------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998          $ 10.93    7.65%(c)         $23,153       0.95%         4.28%           1.20%        100.35%
Year ended October 31, 1999            10.08  (3.62)%(c)          17,568       0.96%         4.22%           1.21%         46.56%
Year ended October 31, 2000            10.39    8.03%(c)          12,401       0.93%         4.60%           1.06%         34.12%
Year ended October 31, 2001            10.93    9.26%(c)          17,722       0.95%         3.91%           1.07%          0.00%
Year ended October 31, 2002            11.09    5.08%(c)          16,341       0.95%         3.52%           0.95%         30.70%

CLASS B SHARES
Period ended October 31, 1998 (d)    $ 10.92    4.50%(e)(f)      $   618       1.70%(g)      3.53%(g)        1.95%(g)     100.35%
Year ended October 31, 1999            10.07  (4.30)%(f)             564       1.71%         3.48%           1.96%         46.56%
Year ended October 31, 2000            10.38    7.27%(f)             828       1.70%         3.81%           1.74%         34.12%
Year ended October 31, 2001            10.92    8.44%(f)           5,619       1.70%         3.05%           1.82%          0.00%
Year ended October 31, 2002            11.08    4.30%(f)          12,699       1.70%         2.74%           1.70%         30.70%

CLASS C SHARES
Period ended October 31, 1999 (h)    $ 10.11  (4.10)%(e)(f)      $   256       1.70%(g)      3.46%(g)        2.02%(g)      46.56%
Year ended October 31, 2000            10.42    7.23%(f)             416       1.71%         3.77%           1.73%         34.12%
Year ended October 31, 2001            10.96    8.40%(f)           1,523       1.70%         3.04%           1.83%          0.00%
Year ended October 31, 2002            11.12    4.28%(f)           2,608       1.70%         2.74%           1.70%         30.70%

CLASS Y SHARES
Year ended October 31, 1998          $ 10.93    7.87%            $ 8,641       0.70%         4.53%           0.95%        100.35%
Year ended October 31, 1999            10.07  (3.45)%              8,619       0.71%         4.49%           0.96%         46.56%
Year ended October 31, 2000            10.39    8.41%              9,514       0.69%         4.82%           0.78%         34.12%
Year ended October 31, 2001            10.93    9.53%             14,989       0.70%         4.19%           0.83%          0.00%
Year ended October 31, 2002            11.09    5.34%             19,753       0.70%         3.76%           0.70%         30.70%

*     Less than $0.005 per share.

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(c)   Excludes sales charge.

(d)   Class B Shares commenced operations on January 6, 1998.

(e)   Not annualized.

(f)   Excludes redemption charge.

(g)   Annualized.

(h)   Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 55

--------------------------------------------------------------------------------
                       HSBC INVESTOR FUNDS - BALANCED FUND
--------------------------------------------------------------------------------

                       Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                                      Investment Activities                     Dividends
                                                          --------------------------------------------   ------------------------
                                          Net Asset                     Net Realized and
                                            Value,           Net       Unrealized Losses    Total from      Net
                                          Beginning       Investment    from Investment     Investment   Investment       Total
                                          of Period         income        Transactions      Activities     Income       Dividends
                                          ---------       ----------   -----------------   ------------  ----------     ---------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)          $  9.55           0.11           (1.02)            (0.91)         (0.09)       (0.09)
Year ended October 31, 2002                   8.55           0.15           (0.92)            (0.77)         (0.09)       (0.09)

CLASS B SHARES
Period ended October 31, 2001 (g)          $  9.80           0.08           (1.25)            (1.17)         (0.08)       (0.08)
Year ended October 31, 2002                   8.55           0.13           (0.97)            (0.84)         (0.07)       (0.07)

CLASS C SHARES
Period ended October 31, 2001 (i)          $  9.78           0.07           (1.24)            (1.17)         (0.06)       (0.06)
Year ended October 31, 2002                   8.55           0.12           (0.96)            (0.84)         (0.06)       (0.06)

CLASS Y SHARES
Period ended October 31, 2001 (j)          $ 10.00           0.16           (1.45)            (1.29)         (0.09)       (0.09)
Year ended October 31, 2002                   8.62           0.16           (0.93)            (0.77)         (0.10)       (0.10)


                                                                                     Ratios/Supplementary Data
                                                             -----------------------------------------------------------------------
                                                                                            Ratio of Net
                                                                              Ratio of       Investment    Ratio of
                                   Net Asset                  Net Assets     Expenses to      Income to   Expenses to
                                   Value, End      Total       at End of     Average Net     Average Net  Average Net    Portfolio
                                   of Period       Return    Period (000's)    Assets          Assets      Assets (a)   Turnover (b)
                                   ----------      ------    -------------- -------------   ------------  ------------- ------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)    $ 8.55    (9.04)%(d)(e)  $    313         1.20%(f)      1.88%(f)       2.05%(f)       39.95%
Year ended October 31, 2002            7.69    (9.07)%(e)          419         1.20%         1.71%          1.88%          58.06%

CLASS B SHARES
Period ended October 31, 2001 (g)    $ 8.55   (11.41)%(d)(h)  $    641         1.95%(f)      1.14%(f)       2.78%(f)       39.95%
Year ended October 31, 2002            7.64    (9.93)%(h)        1,479         1.95%         0.97%          2.63%          58.06%

CLASS C SHARES
Period ended October 31, 2001 (i)    $ 8.55   (11.46)%(d)(h)  $    107         1.95%(f)      1.19%(f)       2.71%(f)       39.95%
Year ended October 31, 2002            7.65    (9.85)%(h)           97         1.95%         0.96%          2.63%          58.06%

CLASS Y SHARES
Period ended October 31, 2001 (j)    $ 8.62    (12.95)%(d)    $ 15,152         0.95%(f)      2.29%(f)       1.58%(f)       39.95%
Year ended October 31, 2002            7.75     (9.02)%         12,589         0.95%         1.96%          1.63%          58.06%

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(c)   Class A (Investor) Shares commenced operations on February 20, 2001.

(d)   Not annualized.

(e)   Excludes sales charge.

(f)   Annualized.

(g)   Class B Shares commenced operations on February 9, 2001.

(h)   Excludes redemption charge.

(i)   Class C Shares commenced operations on February 13, 2001.

(j)   Class Y Shares commenced operations on January 18, 2001.

                                              See notes to financial statements.


56 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                        HSBC INVESTOR FUNDS - EQUITY FUND
--------------------------------------------------------------------------------

                        Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                            Investment Activities                             Dividends
                                                  --------------------------------------------   -----------------------------------
                                                                 Net Realized
                                                                and Unrealized                              Net Realized
                                     Net Asset                  Gains (Losses)                              Gains from
                                       Value,        Net       from Investment    Total from        Net      Investment
                                     Beginning    Investment     and Futures      Investment    Investment  and Futures     Total
                                     of Period      Income       Transactions     Activities      Income    Transactions  Dividends
                                     ---------   -------------  ----------------  -----------   ----------  ------------  ---------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998          $ 15.00          0.05            2.80           2.85         (0.05)      (0.85)        (0.90)
Year ended October 31, 1999            16.95          0.05            3.32           3.37         (0.04)      (0.39)        (0.43)
Year ended October 31, 2000            19.89          0.06           (0.51)         (0.45)        (0.07)      (1.89)        (1.96)
Year ended October 31, 2001            17.48          0.03           (4.48)         (4.45)        (0.02)         --         (0.02)
Year ended October 31, 2002            13.01          0.07           (2.76)         (2.69)        (0.03)         --         (0.03)

CLASS B SHARES
Period ended October 31, 1998 (c)    $ 14.88         (0.01)           2.07           2.06         (0.02)         --         (0.02)
Year ended October 31, 1999            16.92         (0.08)           3.30           3.22         (0.01)      (0.39)        (0.40)
Year ended October 31, 2000            19.74         (0.07)          (0.52)         (0.59)           --       (1.89)        (1.89)
Year ended October 31, 2001            17.26         (0.08)          (4.40)         (4.48)           --          --            --
Year ended October 31, 2002            12.78         (0.04)          (2.70)         (2.74)           --          --            --

CLASS C SHARES
Period ended October 31, 1999 (d)    $ 17.08            --            3.19           3.19         (0.05)      (0.39)        (0.44)
Year ended October 31, 2000            19.83         (0.07)          (0.51)         (0.58)           --       (1.89)        (1.89)
Year ended October 31, 2001            17.36         (0.10)          (4.42)         (4.52)           --          --            --
Year ended October 31, 2002            12.84         (0.05)          (2.69)         (2.74)           --          --            --

CLASS Y SHARES
Year ended October 31, 1998          $ 15.01          0.08            2.79           2.87         (0.08)      (0.85)        (0.93)
Year ended October 31, 1999            16.95          0.10            3.32           3.42         (0.09)      (0.39)        (0.48)
Year ended October 31, 2000            19.89          0.10           (0.51)         (0.41)        (0.11)      (1.89)        (2.00)
Year ended October 31, 2001            17.48          0.06           (4.47)         (4.41)        (0.06)         --         (0.06)
Year ended October 31, 2002            13.01          0.12           (2.78)         (2.66)        (0.06)         --         (0.06)

                                                                             Ratios/Supplementary Data
                                                             -------------------------------------------------------------
                                                                                              Ratio of Net
                                                                              Ratio of         Investment
                                    Net Asset                  Net Assets    Expenses to     Income to (Loss)
                                   Value, End     Total         at End of    Average Net       Average Net      Portfolio
                                    of Period    Return      Period (000's)    Assets            Assets       Turnover (a)
                                   ----------    ------      --------------  -----------     ---------------- ------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998          $ 16.95     19.98%(b)      $ 23,559       1.03%             0.30%           176.34%
Year ended October 31, 1999            19.89     20.23%(b)        27,942       0.94%             0.26%            70.85%
Year ended October 31, 2000            17.48    (2.38)%(b)        22,558       0.93%             0.34%            91.81%
Year ended October 31, 2001            13.01   (25.49)%(b)        17,223       1.01%             0.14%            51.65%
Year ended October 31, 2002            10.29   (20.74)%(b)        16,881       0.96%             0.34%            62.60%

CLASS B SHARES
Period ended October 31, 1998 (c)    $ 16.92     13.84%(e)(f)   $    956       1.78%(g)         (0.45)%(g)       176.34%
Year ended October 31, 1999            19.74     19.32%(f)         1,775       1.69%            (0.50)%           70.85%
Year ended October 31, 2000            17.26    (3.13)%(f)         1,604       1.65%            (0.40)%           91.81%
Year ended October 31, 2001            12.78   (25.96)%(f)         1,389       1.76%            (0.61)%           51.65%
Year ended October 31, 2002            10.04   (21.44)%(f)         1,708       1.70%            (0.41)%           62.60%

CLASS C SHARES
Period ended October 31, 1999 (d)    $ 19.83     19.05%(e)(f)   $  1,626       1.33%(g)         (0.16)%(g)        70.85%
Year ended October 31, 2000            17.36    (3.11)%(f)         1,204       1.65%            (0.37)%           91.81%
Year ended October 31, 2001            12.84   (26.04)%(f)           768       1.75%            (0.60)%           51.65%
Year ended October 31, 2002            10.10   (21.34)%(f)           568       1.71%            (0.43)%           62.60%

CLASS Y SHARES
Year ended October 31, 1998          $ 16.95    20.16%          $210,498       0.78%             0.55%           176.34%
Year ended October 31, 1999            19.89    20.59%           245,342       0.69%             0.51%            70.85%
Year ended October 31, 2000            17.48   (2.19)%           204,772       0.68%             0.58%            91.81%
Year ended October 31, 2001            13.01  (25.27)%           127,306       0.75%             0.40%            51.65%
Year ended October 31, 2002            10.29  (20.53)%           173,738       0.70%             0.60%            62.60%

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(b)   Excludes sales charge.

(c)   Class B Shares commenced operations on January 6, 1998.

(d)   Class C Shares commenced operations on November 4, 1998.

(e)   Not annualized.

(f)   Excludes redemption charge.

(g)   Annualized.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 57

--------------------------------------------------------------------------------
                  HSBC INVESTOR FUNDS - GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                  Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                                      Investment Activities                     Dividends
                                                          --------------------------------------------   ------------------------
                                          Net Asset                   Net Realized and
                                            Value,         Net        Unrealized Losses   Total from        Net
                                          Beginning     Investment     from Investment    Investment     Investment       Total
                                          of Period   income (Loss)     Transactions      Activities       Income       Dividends
                                          ---------   -------------  -----------------   -----------     ----------     ---------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)         $   10.06       0.01                (1.15)          (1.14)          (0.01)       (0.01)
Year ended October 31, 2002                    8.91       0.04                (1.73)          (1.69)          (0.01)       (0.01)

CLASS B SHARES
Period ended October 31, 2001 (f)         $    9.54      (0.01)               (0.64)          (0.65)          (0.01)       (0.01)
Year ended October 31, 2002                    8.88      (0.00)*              (1.74)          (1.74)             --           --

CLASS Y SHARES
Period ended October 31, 2001 (h)         $   10.00       0.02                (1.09)          (1.07)          (0.01)       (0.01)
Year ended October 31, 2002                    8.92       0.06                (1.73)          (1.67)          (0.03)       (0.03)


                                                                                   Ratios/Supplementary Data
                                                                --------------------------------------------------------------
                                                                                               Ratio of Net
                                                                                 Ratio of       Investment
                                   Net Asset                     Net Assets     Expenses to    Income (Loss)
                                   Value, End      Total          at End of    Average Net     to Average Net    Portfolio
                                   of Period       Return       Period (000's)    Assets           Assets       Turnover (a)
                                   ----------      ------       -------------- -------------  ---------------   ------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)    $ 8.91    (12.65)%(c)(d)    $    1,927       1.11%(e)        0.15%(e)          43.13%
Year ended October 31, 2002            7.21    (18.97)%(d)            1,306       1.01%           0.39%             59.85%

CLASS B SHARES
Period ended October 31, 2001 (f)    $ 8.88    (10.52)%(c)(g)    $      330       1.84%(e)      (0.64)%(e)          43.13%
Year ended October 31, 2002            7.14    (19.59)%(g)            1,154       1.76%         (0.30)%             59.85%

CLASS Y SHARES
Period ended October 31, 2001 (h)    $ 8.92     (9.71)%(c)       $  219,221       0.82%(e)        0.38%(e)          43.13%
Year ended October 31, 2002            7.22    (18.76)%             168,812       0.76%           0.66%             59.85%

*     Less than $0.005 per share.

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(b)   Class A (Investor) Shares commenced operations on April 12, 2001.

(c)   Not annualized.

(d)   Excludes sales charge.

(e)   Annualized.

(f)   Class B Shares commenced operations on April 5, 2001.

(g)   Excludes redemption charge.

(h)   Class Y Shares commenced operations on April 2, 2001.

                                              See notes to financial statements.


58 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                       HSBC INVESTOR FUNDS - MID-CAP FUND
--------------------------------------------------------------------------------

                       Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                              Investment Activities                  Dividends
                                                   -----------------------------------------  -----------------------
                                                               Net Realized and
                                                               Unrealized Gains               Net Realized
                                       Net Asset                (Losses) from                 Gains from
                                        Value,        Net         Investment     Total from   Investment                 Net Asset
                                       Beginning   Investment     and Option     Investment   and Option     Total      Value, End
                                       of Period      Loss       Transactions    Activities     Income      Dividends    of Period
                                       ---------   ----------   ---------------  -----------  -----------   ---------   ----------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2000 (b)      $ 10.27       (0.01)         (0.19)         (0.20)            --            --      $ 10.07
Year ended October 31, 2001              10.07       (0.03)         (2.00)         (2.03)         (0.14)        (0.14)        7.90
Year ended October 31, 2002               7.90       (0.03)         (1.57)         (1.60)            --            --         6.30

CLASS B SHARES
Period ended October 31, 2000 (f)      $ 10.72       (0.02)         (0.64)         (0.66)            --            --      $ 10.06
Year ended October 31, 2001              10.06       (0.08)         (2.02)         (2.10)         (0.14)        (0.14)        7.82
Year ended October 31, 2002               7.82       (0.08)         (1.55)         (1.63)            --            --         6.19

CLASS C SHARES
Period ended October 31, 2000 (h)      $ 10.04       (0.01)          0.03(j)        0.02             --            --      $ 10.06
Year ended October 31, 2001              10.06       (0.09)         (2.01)         (2.10)         (0.14)        (0.14)        7.82
Year ended October 31, 2002               7.82       (0.08)         (1.54)         (1.62)            --            --         6.20

TRUST SHARES
Period ended October 31, 2000 (i)      $ 10.00       (0.01)          0.09(j)        0.08             --            --      $ 10.08
Year ended October 31, 2001              10.08       (0.01)         (2.02)         (2.03)         (0.14)        (0.14)        7.91
Year ended October 31, 2002               7.91       (0.02)         (1.56)         (1.58)            --            --         6.33

                                                                                Ratios/Supplementary Data
                                                             ------------------------------------------------------------
                                                                                             Ratio of Net
                                                                               Ratio of      Investment
                                                               Net Assets      Expenses to      Loss to
                                              Total             at End of      Average Net    Average Net     Portfolio
                                             Return          Period (000's)      Assets         Assets      Turnover (a)
                                              -----          --------------    -----------    -----------   ------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2000 (b)          (1.95)%(c)(d)        $    445         1.28%(e)      (0.42)%(e)       57.69%
Year ended October 31, 2001               (20.37)%(d)                927         1.13%         (0.40)%         112.67%
Year ended October 31, 2002               (20.25)%(d)              1,010         1.08%         (0.46)%         140.23%

CLASS B SHARES
Period ended October 31, 2000 (f)          (6.16)%(c)(g)        $  1,557         2.02%(e)      (1.17)%(e)       57.69%
Year ended October 31, 2001               (21.09)%(g)              3,827         1.88%         (1.16)%         112.67%
Year ended October 31, 2002               (20.84)%(g)              4,391         1.83%         (1.21)%         140.23%

CLASS C SHARES
Period ended October 31, 2000 (h)            0.20%(c)(g)        $     18         2.11%(e)      (1.29)%(e)       57.69%
Year ended October 31, 2001               (21.09)%(g)                 21         1.87%         (1.13)%         112.67%
Year ended October 31, 2002               (20.72)%(g)                 20         1.83%         (1.20)%         140.23%

TRUST SHARES
Period ended October 31, 2000 (i)            0.80%(c)           $108,487         1.01%(e)      (0.22)%(e)       57.69%
Year ended October 31, 2001               (20.34)%               129,390         0.87%         (0.13)%         112.67%
Year ended October 31, 2002               (19.97)%                98,059         0.82%         (0.18)%         140.23%

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(b)   Class A (Investor) Shares commenced operations on July 10, 2000.

(c)   Not annualized.

(d)   Excludes sales charge.

(e)   Annualized.

(f)   Class B Shares commenced operations on July 17, 2000.

(g)   Excludes redemption charge.

(h)   Class C Shares commenced operations on August 9, 2000.

(i)   Trust Shares commenced operations on July 1, 2000.

(j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 59

--------------------------------------------------------------------------------
                 HSBC INVESTOR FUNDS - INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                 Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                           Investment Activities                          Dividends
                                               ------------------------------------------  -------------------------------------
                                                           Net Realized and                             Net Realized
                                                           Unrealized Gains                              Gains from
                                  Net Asset                 (Losses) from                                Investment
                                    Value,         Net      Investment and     Total from     Net       and Foreign
                                  Beginning    Investment  Foreign Currency    Investment  Investment     Currency       Total
                                  of Period      income      Transactions      Activities    Income     Transactions   Dividends
                                  ---------    ----------  ----------------    ----------    ------     ------------   ---------
ADVISOR SHARES
Year ended October 31, 1998      $  13.76          0.11          0.32             0.43       (0.27)        (0.68)        (0.95)
Year ended October 31, 1999         13.24          0.09          5.87             5.96       (0.15)        (0.47)        (0.62)
Year ended October 31, 2000         18.58          0.11          0.75             0.86       (0.11)        (1.20)        (1.31)
Year ended October 31, 2001         18.13          0.09         (4.38)           (4.29)         --         (1.28)        (1.28)
Year ended October 31, 2002         12.56          0.09         (1.73)           (1.64)      (0.19)           --         (0.19)


                                                                         Ratios/Supplementary Data
                                                         -----------------------------------------------------------
                                                                                        Ratio of Net
                                                                           Ratio of      Investment
                                 Net Asset                Net Assets      Expenses to     Income to
                                 Value, End     Total       at End of     Average Net    Average Net     Portfolio
                                 of Period     Return    Period (000's)      Assets         Assets      Turnover (a)
                                 ---------     ------    --------------    ----------   -------------   ------------
ADVISOR SHARES
Year ended October 31, 1998       $  13.24      3.49%       $120,250          1.09%          0.75%         40.47%
Year ended October 31, 1999          18.58     46.92%        172,004          1.05%          0.54%         34.26%
Year ended October 31, 2000          18.13      4.05%        219,837          0.90%          0.51%         27.81%
Year ended October 31, 2001          12.56   (25.42)%        184,494          0.99%          0.51%         26.90%
Year ended October 31, 2002          10.73   (13.32)%        194,704          0.99%          0.70%         31.63%



(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                                              See notes to financial statements.


60 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                   HSBC INVESTOR FUNDS - OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------

                   Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                          Investment Activities                      Dividends
                                                 --------------------------------------  -------------------------------------
                                                              Net Realized
                                                             and Unrealized                          Net Realized
                                                             Gains (Losses)                           Gains from
                                    Net Asset               from Investment                           Investment
                                     Value,          Net      and Foreign    Total from      Net      and Foreign
                                    Beginning    Investment     Currency     Investment  Investment    Currency        Total
                                    of Period       Loss      Transactions   Activities    Income    Transactions    Dividends
                                    ---------       ----      ------------   ----------    ------    ------------    ---------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998          $11.57        (0.01)        0.23           0.22      (0.08)         (0.07)        (0.15)
Year ended October 31, 1999           11.64        (0.04)        5.32           5.28      (0.02)            --         (0.02)
Year ended October 31, 2000           16.90        (0.11)        0.64           0.53         --          (0.22)        (0.22)
Year ended October 31, 2001           17.21        (0.04)       (4.05)         (4.09)        --          (1.46)        (1.46)
Year ended October 31, 2002           11.66        (0.04)       (1.34)         (1.38)     (0.12)         (0.29)        (0.41)

CLASS B SHARES
Period ended October 31, 1998 (d)    $11.45        (0.07)        0.19           0.12         --             --            --
Year ended October 31, 1999           11.57        (0.12)        5.24           5.12         --             --            --
Year ended October 31, 2000           16.69        (0.10)        0.48           0.38         --          (0.22)        (0.22)
Year ended October 31, 2001           16.85        (0.14)       (3.95)         (4.09)        --          (1.46)        (1.46)
Year ended October 31, 2002           11.30        (0.08)       (1.34)         (1.42)     (0.03)         (0.29)        (0.32)

CLASS C SHARES
Period ended October 31, 1999 (h)    $11.88        (0.08)        5.04           4.96         --             --            --
Year ended October 31, 2000           16.84        (0.14)        0.52           0.38         --          (0.22)        (0.22)
Year ended October 31, 2001           17.00        (0.18)       (3.95)         (4.13)        --          (1.46)        (1.46)
Year ended October 31, 2002           11.41        (0.08)       (1.36)         (1.44)        --          (0.29)        (0.29)

                                                                                    Ratios/Supplementary Data
                                                             -----------------------------------------------------------------------
                                                                                           Ratio of Net
                                                                               Ratio of     Investment     Ratio of
                                    Net Asset                   Net Assets    Expenses to     Loss to     Expenses to
                                   Value, End      Total         at End of    Average Net   Average Net   Average Net     Portfolio
                                    of Period     Return      Period (000's)    Assets        Assets      Assets (a)    Turnover (b)
                                   ----------     ------      --------------  ----------    -----------   ----------    ------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998           $11.64      1.96%(c)       $6,070          1.77%        (0.08)%       1.86%          40.47%
Year ended October 31, 1999            16.90     45.41%(c)        8,138          1.86%        (0.30)%       2.44%          34.26%
Year ended October 31, 2000            17.21      3.05%(c)        7,252          1.85%        (0.49)%       2.43%          27.81%
Year ended October 31, 2001            11.66   (25.93)%(c)        6,940          1.85%        (0.35)%       2.44%          26.90%
Year ended October 31, 2002             9.87   (12.42)%(c)        7,203          1.85%        (0.18)%       2.28%          31.63%

CLASS B SHARES
Period ended October 31, 1998 (d)     $11.57      1.05%(e)(f)    $   42          2.52%(g)     (0.83)%(g)    2.61%(g)       40.47%
Year ended October 31, 1999            16.69     44.25%(f)           90          2.59%        (1.04)%       3.24%          34.26%
Year ended October 31, 2000            16.85      2.18%(f)          358          2.60%        (1.17)%       2.96%          27.81%
Year ended October 31, 2001            11.30   (26.52)%(f)          294          2.60%        (1.09)%       3.18%          26.90%
Year ended October 31, 2002             9.56   (13.07)%(f)          588          2.60%        (0.87)%       3.04%          31.63%

CLASS C SHARES
Period ended October 31, 1999 (h)     $16.84     41.84%(e)(f)    $   98          2.57%(g)     (1.01)%(g)    3.15%(g)       34.26%
Year ended October 31, 2000            17.00      2.10%(f)          248          2.60%        (1.14)%       2.96%          27.81%
Year ended October 31, 2001            11.41   (26.53)%(f)          139          2.60%        (1.10)%       3.16%          26.90%
Year ended October 31, 2002             9.68   (13.08)%(f)           96          2.60%        (1.00)%       3.04%          31.63%


(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(c)   Excludes sales charge.

(d)   Class B Shares commenced operations on January 6, 1998.

(e)   Not annualized.

(f)   Excludes redemption charge.

(g)   Annualized.

(h)   Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 61

--------------------------------------------------------------------------------
                   HSBC INVESTOR FUNDS - SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

                   Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                     Investment Activities                    Dividends
                                          ----------------------------------------  --------------------------
                                                        Net Realized
                             Net Asset                 and Unrealized                Net Realized
                               Value,        Net       Gains (Losses)   Total from    Gains from                 Net Asset
                             Beginning   Investment    from Investment  Investment    Investment       Total    Value, End   Total
                             of Period      Loss        Transactions    Activities   ITransactions   Dividends   of Period  Return
                             ---------   ----------    --------------   ----------   -------------   ---------   ---------  ------
ADVISOR SHARES
Year ended October 31, 1998    $ 13.44     (0.09)          (0.49)         (0.58)        (1.38)         (1.38)    $ 11.48     (4.27)%
Year ended October 31, 1999      11.48     (0.09)           2.65           2.56         (1.48)         (1.48)      12.56      24.63%
Year ended October 31, 2000      12.56     (0.10)           6.73           6.63         (1.38)         (1.38)      17.81      55.59%
Year ended October 31, 2001      17.81     (0.10)          (3.65)         (3.75)        (2.74)         (2.74)      11.32    (22.98)%
Year ended October 31, 2002      11.32     (0.09)          (1.96)         (2.05)           --             --        9.27    (18.11)%

                                                         Ratios/Supplementary Data
                              ----------------------------------------------------------------------------
                                                             Ratio of Net
                                                 Ratio of     Investment       Ratio of
                                Net Assets      Expenses to     Loss to       Expenses to
                                 at End of      Average Net   Average Net     Average Net     Portfolio
                              Period (000's)      Assets        Assets          Assets      Turnover (a)
                              --------------      ------        ------          ------      ------------
ADVISOR SHARES
Year ended October 31, 1998      $112,935         1.14%          (0.68)%        1.16%(b)      154.69%
Year ended October 31, 1999       148,538         1.18%          (0.81)%        1.18%          77.74%
Year ended October 31, 2000       253,724         1.05%          (0.68)%        1.05%          79.51%
Year ended October 31, 2001       180,265         1.07%          (0.74)%        1.07%          52.47%
Year ended October 31, 2002       190,686         1.07%          (0.87)%        1.07%         103.90%

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.


62 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                     HSBC INVESTOR FUNDS - OPPORTUNITY FUND
--------------------------------------------------------------------------------

                     Financial Highlights

      Selected data for a share outstanding throughout the periods indicated.

                                                          Investment Activities                      Dividends
                                                -----------------------------------------   -------------------------

                                                               Net Realized
                                   Net Asset                  and Unrealized                Net Realized
                                     Value,         Net       Gains (Losses)   Total from    Gains from                  Net Asset
                                   Beginning    Investment    from Investment  Investment    Investment       Total     Value, End
                                   of Period       Loss        Transactions    Activities   Transactions    Dividends    of Period
                                   ---------    ----------    ---------------  ----------   ------------    ---------    ---------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998         $ 12.37       (0.13)          (0.46)         (0.59)        (0.45)        (0.45)      $ 11.33
Year ended October 31, 1999           11.33       (0.19)           2.78           2.59         (0.73)        (0.73)        13.19
Year ended October 31, 2000           13.19       (0.26)           7.13           6.87         (1.31)        (1.31)        18.75
Year ended October 31, 2001           18.75       (0.14)          (3.58)         (3.72)        (5.43)        (5.43)         9.60
Year ended October 31, 2002            9.60       (0.13)          (1.64)         (1.77)           --            --          7.83

CLASS B SHARES
Period ended October 31, 1998 (d)   $ 11.65       (0.09)          (0.25)         (0.34)           --            --       $ 11.31
Year ended October 31, 1999           11.31       (0.23)           2.71           2.48         (0.73)        (0.73)        13.06
Year ended October 31, 2000           13.06       (0.28)           6.93           6.65         (1.31)        (1.31)        18.40
Year ended October 31, 2001           18.40       (0.23)*         (3.47)         (3.70)        (5.43)        (5.43)         9.27
Year ended October 31, 2002            9.27       (0.20)*         (1.56)         (1.76)           --            --          7.51

CLASS C SHARES
Period ended October 31, 1999 (h)   $ 11.55       (0.10)           2.41           2.31         (0.73)        (0.73)      $ 13.13
Year ended October 31, 2000           13.13       (0.32)           7.01           6.69         (1.31)        (1.31)        18.51
Year ended October 31, 2001           18.51       (0.24)*         (3.49)         (3.73)        (5.43)        (5.43)         9.35
Year ended October 31, 2002            9.35       (0.21)*         (1.57)         (1.78)           --            --          7.57
                                                                            Ratios/Supplementary Data
                                                   -------------------------------------------------------------------------

                                                                                Ratio of Net
                                                                    Ratio of     Investment       Ratio of
                                                     Net Assets    Expenses to     Loss to       Expenses to
                                         Total        at End of    Average Net   Average Net     Average Net     Portfolio
                                        Return     Period (000's)    Assets        Assets        Assets (a)     Turnover (b)
                                        ------     --------------    ------        ------        ----------     ------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998           (4.68)%(c)      $ 13,137        1.63%        (1.17)%          1.64%        154.69%
Year ended October 31, 1999            23.80%(c)        13,015        1.75%        (1.38)%          2.14%         77.74%
Year ended October 31, 2000            54.54%(c)        15,415        1.65%        (1.29)%          1.84%         79.51%
Year ended October 31, 2001          (23.65)%(c)        11,892        1.65%        (1.32)%          1.97%         52.47%
Year ended October 31, 2002          (18.44)%(c)        11,384        1.65%        (1.45)%          2.08%        103.90%

CLASS B SHARES
Period ended October 31, 1998 (d)     (2.92)%(e)(f)   $    349        2.38%(g)     (1.92)%(g)       2.39%(g)     154.69%
Year ended October 31, 1999            22.93%(f)           536        2.48%        (2.12)%          2.92%         77.74%
Year ended October 31, 2000            53.30%(f)         1,273        2.40%        (2.02)%          2.49%         79.51%
Year ended October 31, 2001          (24.16)%(f)         1,315        2.40%        (2.08)%          2.73%         52.47%
Year ended October 31, 2002          (18.99)%(f)         2,374        2.40%        (2.18)%          2.86%        103.90%

CLASS C SHARES
Period ended October 31, 1999 (h)      21.00%(e)(f)   $    289        2.38%(g)     (2.02)%(g)       2.77%(g)      77.74%
Year ended October 31, 2000            53.32%(f)           707        2.40%        (2.02)%          2.46%         79.51%
Year ended October 31, 2001          (24.17)%(f)           407        2.40%        (2.06)%          2.71%         52.47%
Year ended October 31, 2002          (19.04)%(f)           329        2.40%        (2.20)%          2.83%        103.90%

*     Calculated using average shares.

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(c)   Excludes sales charge.

(d)   Class B Shares commenced operations on January 6, 1998.

(e)   Not annualized.

(f)   Excludes redemption charge.

(g)   Annualized.

(h)   Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

                                                HSBC INVESTOR FAMILY OF FUNDS 63

--------------------------------------------------------------------------------
                         HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                Notes to Financial Statements--October 31, 2002

1.    Organization:

            The HSBC Investor Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the "Advisor Trust"), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Trust and Advisor Trust (collectively the "Trusts") contain the following funds (individually a "Fund," collectively the "Funds"):

Fund                                             Short Name                            Trust
----                                             ----------                            -----
HSBC Investor Limited Maturity Fund              Limited Maturity Fund                 Trust
HSBC Investor Fixed Income Fund                  Fixed Income Fund                     Advisor Trust
HSBC Investor Bond Fund                          Bond Fund                             Trust
HSBC Investor New York Tax-Free Bond Fund        New York Tax-Free Bond Fund           Trust
HSBC Investor Balanced Fund                      Balanced Fund                         Trust
HSBC Investor Equity Fund                        Equity Fund                           Trust
HSBC Investor Growth and Income Fund             Growth and Income Fund                Trust
HSBC Investor Mid-Cap Fund                       Mid-Cap Fund                          Trust
HSBC Investor International Equity Fund          International Equity Fund             Advisor Trust
HSBC Investor Overseas Equity Fund               Overseas Equity Fund                  Trust
HSBC Investor Small Cap Equity Fund              Small Cap Equity Fund                 Advisor Trust
HSBC Investor Opportunity Fund                   Opportunity Fund                      Trust

            The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

            The Limited Maturity Fund, Fixed Income Fund, Bond Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a "Feeder Fund," collectively the "Feeder Funds") utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below), per the following schedule:

                                                                                                      Proportionate
                                                                                                       Interest on
Fund                                              Respective Portfolio                               October 31, 2002
----                                              --------------------                               ----------------
Limited Maturity Fund                             HSBC Investor Limited Maturity Portfolio                68.5%
Fixed Income Fund                                 HSBC Investor Fixed Income Portfolio                    73.8%
Bond Fund                                         HSBC Investor Fixed Income Portfolio                     5.0%
International Equity Fund                         HSBC Investor International Equity Portfolio            75.2%
Overseas Equity Fund                              HSBC Investor International Equity Portfolio             3.1%
Small Cap Equity Fund                             HSBC Investor Small Cap Equity Portfolio                71.6%
Opportunity Fund                                  HSBC Investor Small Cap Equity Portfolio                 5.3%

            The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a "Portfolio," collectively the "Portfolios"), are diversified series of the HSBC Investor Portfolio Trust (the "Portfolio Trust"), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

            The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Balanced Fund, Equity Fund, and the Growth and Income Fund each offers four classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y Shares. The Mid-Cap Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund


64 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                         HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          Notes to Financial Statements--October 31, 2002 (continued)

      each offers one class of shares. The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares, Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

2.    Significant Accounting Policies:

            The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      Securities Valuation:

      A. New York Tax-Free Bond Fund, Balanced Fund, Equity Fund, Growth and Income Fund, and Mid-Cap Fund

            Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

            The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.

      B.    Feeder Funds

            The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

      Securities Transactions and Related Income:

      A. New York Tax-Free Bond Fund, Balanced Fund, Equity Fund, Growth and Income Fund, and Mid-Cap Fund

            Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

      B.    Feeder Funds

            The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.


                                                HSBC INVESTOR FAMILY OF FUNDS 65

--------------------------------------------------------------------------------
                         HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          Notes to Financial Statements--October 31, 2002 (continued)

      Futures Contracts:

            The New York Tax-Free Bond Fund and Equity Fund invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the New York Tax-Free Bond Fund and Equity Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

            Futures contracts may also be entered into for non-hedging purposes. A "sale" of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

            Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:

            The Growth and Income Fund and the Mid-Cap Fund write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is "covered" if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss.

      Expense Allocation:

            Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

      Dividends to Shareholders:

            The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Equity Fund, semi-annually in the case of the Balanced Fund, Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

            The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

            The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax


66 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                         HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          Notes to Financial Statements--October 31, 2002 (continued)

      purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

      Federal Income Taxes:

            Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.    Call Options Written:

            The following is a summary of covered call option activity for the Growth and Income Fund for the year ended October 31, 2002:

                                                                                        Number of             Premiums
                                                                                        Contracts             Received
                                                                                        ---------             --------
      Options outstanding at October 31, 2001 .....................................          250              $ 104,122
      Options written .............................................................        1,200                430,090
      Options terminated in closing purchase transactions .........................       (1,198)              (488,224)
                                                                                          ------              ---------
      Options outstanding at October 31, 2002 .....................................          252              $  45,988
                                                                                          ======              =========

            The following is a summary of covered call option activity for the Mid-Cap Fund for the year ended October 31, 2002:


                                                                                        Number of             Premiums
                                                                                        Contracts             Received
                                                                                        ---------             --------
      Options outstanding at October 31, 2001 .....................................          730              $ 208,018
      Options written .............................................................        4,020                695,322
      Options terminated in closing purchase transactions .........................       (3,050)              (605,627)
                                                                                          ------              ---------
      Options outstanding at October 31, 2002 .....................................        1,700              $ 297,713
                                                                                          ======              =========

4.    Related Party Transactions:

      Investment Management:

            HSBC Asset Management (Americas) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Balanced Fund, Growth and Income Fund and Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of:

Fund                                                                    Fee Rate
----                                                                    --------
New York Tax-Free Bond Fund............................................   0.25%
Balanced Fund..........................................................   0.55%
Growth and Income Fund.................................................   0.55%
Mid-Cap Fund...........................................................   0.55%


                                                HSBC INVESTOR FAMILY OF FUNDS 67

--------------------------------------------------------------------------------
                         HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          Notes to Financial Statements--October 31, 2002 (continued)

            HSBC also serves as Investment Adviser to the Equity Fund. Alliance Capital Management L.P. and Institutional Capital Corporation serve as Sub-Investment Advisers to the Equity Fund and are paid for their services directly by HSBC. For their services as Investment Adviser and Sub-Investment Advisers to the Equity Fund, HSBC, Alliance Capital Management and Institutional Capital Corporation receive in aggregate a fee accrued daily and paid monthly at an annual rate of:

      Based on Average Daily Net Assets                                 Fee Rate
      ---------------------------------                                 --------
      Up to $50 million..............................................    0.500%
      In excess of $50 million but not exceeding $100 million........    0.425%
      In excess of $100 million but not exceeding $200 million ......    0.375%
      In excess of $200 million......................................    0.325%

      Administration:

            BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Trusts as Administrator, is a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated. Such officers are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

      Based on Average Daily Net Assets                                 Fee Rate
      ---------------------------------                                 --------
      Up to $1 billion...............................................     0.10%
      In excess of $1 billion but not exceeding $2 billion...........     0.08%
      In excess of $2 billion........................................     0.07%

            The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets.

      Distribution Plan:

            BISYS Fund Services Limited Partnership ("BISYS"), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the "Distributor"). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, recovered $1,318,006 in commissions from sales of the funds of which $1,220 was reallowed to affiliated brokers and dealers. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares and Class C Shares. In addition, the Distributor retains a portion of the front-end sales charge of Class A (Investor) Shares. For the year ended October 31, 2002, the Distributor retained $405 from dealer commissions.


68 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                         HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          Notes to Financial Statements--October 31, 2002 (continued)

      Shareholder Servicing:

            The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

      Fee Reductions:

            The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Balanced Fund, Overseas Equity Fund and Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                        Expense
      Fund                                                   Class    Limitation
      ----                                                   -----    ----------
      Limited Maturity Fund ..............................     A          1.10%
      Limited Maturity Fund ..............................     B          1.85
      Limited Maturity Fund ..............................     C          1.85
      Limited Maturity Fund ..............................     Y          0.85
      Bond Fund ..........................................     A          1.10
      Bond Fund ..........................................     B          1.85
      Bond Fund ..........................................     C          1.85
      New York Tax-Free Bond Fund ........................     A          0.95
      New York Tax-Free Bond Fund ........................     B          1.70
      New York Tax-Free Bond Fund.........................     C          1.70
      New York Tax-Free Bond Fund ........................     Y          0.70
      Balanced Fund.......................................     A          1.20
      Balanced Fund.......................................     B          1.95
      Balanced Fund.......................................     C          1.95
      Balanced Fund.......................................     Y          0.95
      Overseas Equity Fund ...............................     A          1.85
      Overseas Equity Fund ...............................     B          2.60
      Overseas Equity Fund ...............................     C          2.60
      Opportunity Fund ...................................     A          1.65
      Opportunity Fund ...................................     B          2.40
      Opportunity Fund ...................................     C          2.40

      Fund Accounting, Transfer Agency and Custodian:

            BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Equity Fund, Balanced Fund and Growth and Income Fund. For services to the Funds, BISYS Ohio receives an annual fee from each fund accrued daily and paid monthly.


                                                HSBC INVESTOR FAMILY OF FUNDS 69

--------------------------------------------------------------------------------
                         HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          Notes to Financial Statements--October 31, 2002 (continued)

5.    Investment Transactions:

            Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended October 31, 2002, totaled:

                                                     Purchases          Sales
                                                   ------------     ------------
      New York Tax-Free Bond Fund ............     $ 29,294,985     $ 12,579,278
      Balanced Fund ..........................        9,250,867        8,724,021
      Equity Fund ............................      215,445,366      115,486,950
      Growth and Income Fund .................      120,913,543      130,109,425
      Mid-Cap Fund ...........................      191,761,549      186,027,394

            Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2002, totaled:

                                                   Contributions     Withdrawals
                                                   ------------     ------------
      Limited Maturity Fund ..................     $ 38,050,181     $  8,606,614
      Fixed Income Fund ......................      312,265,845      193,251,334
      Bond Fund ..............................       14,525,415        4,776,033
      International Equity Fund ..............      636,925,431      602,608,758
      Overseas Equity Fund ...................        6,658,152        4,854,941
      Small Cap Equity Fund ..................      166,249,693      106,322,372
      Opportunity Fund .......................        6,683,567        2,950,731


6.    Concentration of Credit Risk:

            The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.


70 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                         HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          Notes to Financial Statements--October 31, 2002 (continued)

7.    Federal Income Tax Information:

            The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2002 were as follows:


                                                     Dividends paid from
                                                     -------------------
                                                                    Net                                           Total
                                                   Ordinary      Long Term     Total Taxable    Tax Exempt       Dividends
                                                    Income     Capital Gains     Dividends     Distributions       Paid(1)
                                                    ------     -------------     ---------     -------------       -----

Limited Maturity Fund ...................       $ 4,011,482     $        --    $ 4,011,482       $        --     $ 4,011,482
Fixed Income Fund .......................        12,997,441              --     12,997,441                --      12,997,441
Bond Fund ...............................           657,154              --        657,154                --         657,154
NY Tax-Free Bond Fund ...................             7,760              --          7,760         1,498,240       1,506,000
Balanced Fund ...........................           190,101              --        190,101                --         190,101
Equity Fund .............................           878,580              --        878,580                --         878,580
Growth & Income Fund ....................           802,773              --        802,773                --         802,773
International Equity Fund ...............         2,797,529              --      2,797,529                --       2,797,529
Overseas Equity Fund ....................            84,046         200,860        284,906                --         284,906


            As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                                                                                         Total
                              Undistributed  Undistributed                            Accumulated      Unrealized     Accumulated
                                 Ordinary     Tax Exempt   Accumulated  Dividends     Capital and    Appreciation/      Earnings/
                                  Income        Income      Earnings     Payable      Other Losses  (Depreciation)(2)   (Deficit)
                                  ------        ------      --------     -------      ------------  -----------------   ---------
Limited Maturity Fund ....... $  175,362       $    --    $  175,362    $(181,639)   $   (731,027)    $  3,061,304     $  2,324,000
Fixed Income Fund ...........    561,944            --       561,944     (636,115)     (3,556,763)       9,307,761        5,676,827
Bond Fund ...................     32,656            --        32,656      (36,369)       (436,359)         461,808           21,736
NY Tax-Free Bond Fund .......         --        76,356        76,356      (75,473)       (393,703)       2,760,827        2,368,007
Balanced Fund ...............    241,091            --       241,091           --      (2,989,252)      (1,606,411)      (4,354,572)
Equity Fund .................    228,444            --       228,444           --     (35,296,350)     (34,107,919)     (69,175,825)
Growth & Income Fund ........    821,926            --       821,926           --     (46,693,707)      (9,661,960)     (55,533,741)
Mid-Cap Fund ................         --            --            --           --     (31,498,786)      (4,935,868)     (36,434,654)
International Equity Fund ...  3,694,053            --     3,694,053           --     (18,121,963)     (33,056,492)     (47,484,402)
Overseas Equity Fund ........     74,631            --        74,631           --        (663,238)      (1,404,012)      (1,992,619)
Small Cap Equity Fund .......         --            --            --           --     (62,487,108)     (14,055,453)     (76,542,561)
Opportunity Fund ............         --            --            --           --      (3,963,663)        (960,615)      (4,924,278)

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.


                                                HSBC INVESTOR FAMILY OF FUNDS 71

--------------------------------------------------------------------------------
                         HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          Notes to Financial Statements--October 31, 2002 (continued)

            As of October 31, 2002, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                                                      Amount          Expires
                                                      ------          -------

      Limited Maturity Fund                        $   731,027          2010
      Fixed Income Fund                              1,882,550          2007
                                                     1,576,583          2008
                                                        97,630          2010
      Bond Fund                                        159,153          2007
                                                        91,688          2008
                                                       185,518          2010
      NY Tax-Free Bond Fund                            349,511          2008
                                                        44,192          2009
      Balanced Fund                                  1,420,035          2009
                                                     1,569,217          2010
      Equity Fund                                    5,765,400          2008
                                                     1,404,374          2009
                                                    28,126,576          2010
      Growth & Income Fund                          20,736,943          2009
                                                    25,956,764          2010
      Mid-Cap Fund                                  12,570,844          2009
                                                    18,927,942          2010
      International Equity Fund                      1,506,643          2009
                                                    16,615,320          2010
      Overseas Equity Fund                             663,238          2010
      Small Cap Equity Fund                         12,472,477          2009
                                                    50,014,631          2010
      Opportunity Fund                                 591,105          2009
                                                     3,372,558          2010

            For the fiscal year ended October 31, 2002, the following percentage of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders.

                                                    Dividends Received Deduction
                                                    ----------------------------
      Balanced Fund.................................            32%
      Equity Fund...................................           100%
      Growth & Income Fund..........................           100%


            During the fiscal year ended October 31, 2002, the Funds declared long-term realized gain distributions in the following amounts:

                                                        20% Capital Gains
                                                        -----------------
      Overseas Equity Fund..........................         $200,860

            The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Shareholders will receive more detailed information along with their 2002 Form 1099-DIV.

                                                 Foreign Tax Credit Pass Through
                                                 -------------------------------
      International Equity Fund..................             $362,856
      Overseas Equity Fund.......................               15,573


72 HSBC INVESTOR FAMILY OF FUNDS

                          Independent Auditors' Report

      To the Shareholders and
      Board of Trustees of
      HSBC Investor Funds
      HSBC Investor Advisor Funds Trust:

      We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Fund, HSBC Investor Fixed Income Fund, HSBC Investor Bond Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor International Equity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Small Cap Equity Fund, and HSBC Investor Opportunity Fund (collectively, the Funds), including the schedules of portfolio investments of HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, and HSBC Investor Mid-Cap Fund, as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned by HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, and HSBC Investor Mid-Cap Fund as of October 31, 2002, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP



Columbus, Ohio
December 16, 2002

                                                HSBC INVESTOR FAMILY OF FUNDS 73

--------------------------------------------------------------------------------
                    HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

              Schedule of Portfolio Investments--October 31, 2002

U.S. Government and Government Agency Obligations - 64.2%

                                                       Principal
                                                       Amount ($)      Value ($)
                                                       ----------      ---------
Federal Home Loan Bank - 7.9%
3.25%, 8/15/05 ..................................      3,000,000       3,066,108
5.125%, 3/6/06 ..................................      4,000,000       4,327,528
5.75%, 5/15/12 ..................................      4,000,000       4,386,744
                                                                      ----------
                                                                      11,780,380
                                                                      ----------

Federal Home Loan Mortgage Corp. - 13.9%
6.875%, 1/15/05 .................................      2,000,000       2,207,908
5.25%, 9/6/06 ...................................      2,000,000       2,023,932
6.00%, 6/15/11 ..................................      3,000,000       3,350,163
Series 40 HA, 6.50%, 8/17/21 ....................      6,800,000       7,176,652
Pool C01188, 7.00%, 6/1/31 ......................      5,803,426       6,059,753
                                                                      ----------
                                                                      20,818,408
                                                                      ----------

Federal National Mortgage Association - 14.9%
5.75%, 2/15/08 ..................................      3,500,000       3,891,409
6.40%, 5/14/09 ..................................      2,000,000       2,106,392
Pool 535063, 6.50%, 12/1/14 .....................      3,071,442       3,228,516
Pool 535933, 6.50%, 5/1/31 ......................      4,594,205       4,762,556
Pool 593187, 7.00%, 11/1/31 .....................      8,007,036       8,365,115
                                                                      ----------
                                                                      22,353,988
                                                                      ----------

U.S. Treasury Bonds - 5.0%
8.00%, 11/15/21 .................................      4,000,000       5,463,124
5.25%, 11/15/28 .................................      2,000,000       2,025,860
                                                                      ----------
                                                                       7,488,984
                                                                      ----------

U.S. Treasury Notes - 22.5%
5.875%, 11/15/04 ................................      5,000,000       5,416,860
5.625%, 2/15/06 .................................      5,400,000       5,981,888
3.50%, 11/15/06 .................................      2,000,000       2,074,208
3.25%, 8/15/07 ..................................      2,000,000       2,046,016
4.75%, 11/15/08 .................................      7,000,000       7,603,203
5.00%, 2/15/11 ..................................      4,000,000       4,362,228
4.875%, 2/15/12 .................................      2,000,000       2,156,512
4.375%, 8/15/12 .................................      4,000,000       4,152,500
                                                                      ----------
                                                                      33,793,415
                                                                      ----------

TOTAL U.S. GOVERNMENT AND
  GOVERNMENT AGENCY
  OBLIGATIONS ...................................                     96,235,175
                                                                      ----------

Corporate Obligations - 26.4%

Aerospace & Defense - 1.1%
Honeywell International, Inc.,
  5.125%, 11/1/06 ...............................      1,500,000       1,575,749
                                                                      ----------

Auto Manufacturers - 0.9%
General Motors Corp., 7.20%, 1/15/11 ............      1,500,000       1,410,650
                                                                      ----------

Banking & Finance - 14.7%
Bank of America Corp., 4.875%, 9/15/12 ..........      1,500,000       1,491,683
CIT Group, Inc., 7.125%, 10/15/04 ...............      1,750,000       1,790,775
Citigroup, Inc., 6.50%, 1/18/11 .................      1,500,000       1,651,319
Countrywide Home Loan, Inc.,
  5.50%, 8/1/06 .................................      2,500,000       2,597,584
Ford Motor Credit Co., 6.50%, 1/25/07 ...........      2,500,000       2,264,384
General Electric Capital Corp.,
  6.75%, 3/15/32 ................................      1,500,000       1,571,018
General Motors Acceptance Corp.,
  6.125%, 8/28/07 ...............................      1,000,000         960,673
Goldman Sachs Group, Inc., 5.70%, 9/1/12 ........      2,000,000       2,046,078
Heller Financial, Inc., 6.40%, 1/15/03 ..........      1,500,000       1,513,163
Household Finance Corp., 6.50%, 1/24/06 .........        500,000         450,977
Household Finance Corp., 6.375%, 10/15/11 .......      1,000,000         859,065
Lehman Brothers Holdings, Inc.,
  6.25%, 5/15/06 ................................      1,000,000       1,075,849
Merrill Lynch & Co., 5.70%, 2/6/04 ..............      2,000,000       2,082,437
Washington Mutual, Inc., 6.25%, 5/15/06 .........      1,500,000       1,615,709
                                                                      ----------
                                                                      21,970,714
                                                                      ----------

Consumer Products - 3.9%
Anheuser-Busch Companies, Inc.,
  6.00%, 4/15/11 ................................      1,500,000       1,656,577
PepsiCo, Inc., 5.75%, 1/15/08 ...................      1,500,000       1,645,439
The Procter & Gamble Co., 4.00%, 4/30/05 ........      2,500,000       2,597,902
                                                                      ----------
                                                                       5,899,918
                                                                      ----------

Food - 1.3%
Archer Daniels Midland Co.,
  5.935%, 10/1/32 ...............................      1,000,000         955,955
Kraft Foods, Inc., 5.625%, 11/1/11 ..............      1,000,000       1,058,906
                                                                      ----------
                                                                       2,014,861
                                                                      ----------

Health Care - 0.4%
United Healthcare Corp., 5.20%, 7/17/07 .........        500,000         530,298
                                                                      ----------

Media - 0.7%
AOL Time Warner, Inc., 6.125%, 4/15/06 ..........      1,000,000         989,057
                                                                      ----------

Pharmaceuticals - 1.4%
Pfizer, Inc., 3.625%, 11/1/04 ...................      2,000,000       2,059,030
                                                                      ----------

Retail - 2.0%
Wal-Mart Stores, Inc., 3.25%, 9/29/03 ...........      2,000,000       2,023,598
Wal-Mart Stores, Inc., 4.375%, 7/12/07 ..........      1,000,000       1,043,628
                                                                      ----------
                                                                       3,067,226
                                                                      ----------
TOTAL CORPORATE
  OBLIGATIONS ...................................                     39,517,503
                                                                      ----------

Asset Backed Securities - 4.5%

American Express Credit Account
  Master Trust 99 2 A, 5.95%, 12/15/06 ..........      1,500,000       1,591,743
CIT Equipment Collateral 01 A A3,
  4.32%, 5/20/05 ................................      2,000,000       2,042,723
Honda Auto Receivables Owner Trust
  02 1 A3, 3.50%, 10/15/05 ......................      3,000,000       3,056,847
                                                                      ----------
TOTAL ASSET BACKED
  SECURITIES ....................................                      6,691,313
                                                                      ----------

                                              See notes to financial statements.


74 HSBC Investor Portfolios

--------------------------------------------------------------------------------
                    HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

        Schedule of Portfolio Investments--October 31, 2002 (continued)

Investment Companies - 3.8%
                                                          Shares       Value ($)
                                                          ------       ---------

Dreyfus Cash Management Fund ....................      5,651,913       5,651,913
TOTAL INVESTMENT COMPANIES ......................                      5,651,913
                                                                     -----------
TOTAL INVESTMENTS
  (Cost $143,084,669) (a) - 98.9% ...............                    148,095,904
                                                                     ===========

Percentages indicated are based on net assets of $149,814,891.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $52,599. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................          $  5,616,695
      Unrealized depreciation......................              (658,059)
                                                             ------------
      Net unrealized appreciation..................          $  4,958,636
                                                             ============

See notes to financial statements.


                                                     HSBC Investor Portfolios 75

--------------------------------------------------------------------------------
                      HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002

      U.S. Government and Government Agency Obligations - 47.5%

                                                      Principal
                                                      Amount ($)       Value ($)
                                                      ----------      ----------
Federal Home Loan Bank - 3.8%
4.40%, 11/20/06 ..................................     9,000,000       9,467,658
6.20%, 8/21/17 ...................................     5,000,000       5,095,340
                                                                      ----------
                                                                      14,562,998
                                                                      ----------
Federal Home Loan Mortgage Corp. - 14.8%
4.13%, 1/17/06 ...................................     5,000,000       5,110,350
5.75%, 9/15/10 ...................................     4,910,000*      5,235,516
6.25%, 10/15/22 ..................................     7,000,000       7,137,745
Pool #180881, 10.50%, 10/1/11 ....................        20,976          23,749
Pool #308433, 10.50%, 11/1/18 ....................         9,338          10,753
Pool #555201, 11.00%, 9/1/16 .....................        14,791          17,005
Pool #555283, 10.00%, 9/1/17 .....................        65,882          73,630
Pool #A00814, 10.00%, 11/1/20 ....................       138,806         157,305
Pool #A01417, 10.00%, 3/1/21 .....................       115,683         130,387
Pool #A01521, 9.50%, 12/1/16 .....................        42,546          47,369
Pool #A01663, 10.00%, 11/1/16 ....................       134,370         150,948
Pool #A01706, 10.00%, 6/1/17 .....................       162,690         183,368
Pool #C00368, 8.50%, 10/1/24 .....................       360,570         388,252
Pool #C00922, 8.00%, 2/1/30 ......................     4,210,960       4,500,429
Pool #C01081, 8.50%, 10/1/30 .....................       301,504         322,401
Pool #C38572, 8.00%, 5/1/30 ......................       371,939         397,059
Pool #C39168, 8.00%, 6/1/30 ......................        95,219         101,650
Pool #C39291, 8.00%, 6/1/30 ......................       347,063         370,502
Pool #C39320, 8.00%, 6/1/30 ......................       280,173         299,096
Pool #C39745, 8.00%, 6/1/30 ......................       155,405         165,900
Pool #C41005, 8.50%, 8/1/30 ......................       227,448         243,213
Pool #C41562, 8.00%, 8/1/30 ......................       199,320         212,782
Pool #C41674, 8.00%, 8/1/30 ......................       178,978         191,066
Pool #C41797, 8.00%, 9/1/30 ......................       199,985         213,492
Pool #C42016, 8.00%, 9/1/30 ......................       283,726         302,888
Pool #C42095, 8.00%, 9/1/30 ......................       294,756         314,663
Pool #C42343, 8.00%, 9/1/30 ......................       169,438         180,881
Pool #C43224, 8.50%, 10/1/30 .....................        30,645          32,769
Pool #C43803, 8.50%, 10/1/30 .....................       103,811         111,006
Pool #C54447, 7.00%, 7/1/31 ......................     1,855,123       1,937,060
Pool #C60712, 6.50%, 11/1/31 .....................    14,151,645      14,683,164
Pool #C80387, 6.50%, 4/1/26 ......................       561,689         584,404
Pool #D18976, 10.00%, 3/1/20 .....................       154,668         173,046
Pool #D57038, 9.00%, 10/1/24 .....................        24,327          26,880
Pool #G00951, 6.00%, 7/1/28 ......................     4,678,025       4,832,861
Pool #G01317, 7.00%, 10/1/31 .....................     7,135,104       7,450,249
Pool #D62926, 6.50%, 8/1/25 ......................       677,659         705,750
                                                                      ----------
                                                                      57,019,588
                                                                      ----------
Federal National Mortgage Association - 19.2%
3.71%, 3/20/06 ..................................     10,000,000      10,067,800
5.00%, 3/12/07 ..................................      2,300,000       2,328,897
6.75%, 1/25/08 ..................................      7,087,343       7,353,061
6.25%, 5/15/29 ..................................      5,995,000       6,441,094
7.25%, 5/15/30 ..................................      1,730,000       2,100,301
Pool #124783, 10.50%, 12/1/16 ...................         16,166          18,270
Pool #250202, 8.50%, 11/1/14 ....................        232,370         250,833
Pool #250282, 8.50%, 3/1/15 .....................         68,741          74,111
Pool #253438, 8.50%, 9/1/30 .....................      1,001,589       1,072,380
Pool #253461, 8.50%, 7/1/20 .....................        108,670         116,250
Pool #253517, 8.50%, 11/1/30 ....................        134,849         144,380
Pool #253576, 8.50%, 10/1/20 ....................        160,474         171,668
Pool #253774, 8.50%, 4/1/31 .....................        232,795         249,153
Pool #253872, 8.50%, 5/1/31 .....................        144,294         154,433
Pool #303157, 10.00%, 5/1/22 ....................         17,030          19,290
Pool #323073, 10.50%, 10/1/18 ...................        122,454         140,446
Pool #323166, 9.50%, 8/1/22 .....................        240,260         266,287
Pool #323559, 10.00%, 6/1/20 ....................        190,807         217,838
Pool #328970, 7.00%, 11/1/25 ....................        413,869         434,453
Pool #329530, 7.00%, 12/1/25 ....................      1,207,474       1,267,530
Pool #329655, 7.00%, 11/1/25 ....................      1,030,154       1,081,390
Pool #356905, 6.32%, 10/1/36 (b) ................      1,562,292       1,609,807
Pool #398509, 6.50%, 10/1/12 ....................        243,936         257,009
Pool #398958, 6.50%, 10/1/12 ....................      1,094,733       1,153,399
Pool #418458, 10.00%, 11/1/18 ...................        368,724         419,000
Pool #427683, 10.50%, 6/1/09 ....................        320,109         357,354
Pool #44176, 10.00%, 6/1/20 .....................         28,770          32,872
Pool #513942, 8.50%, 9/1/29 .....................        400,024         428,475
Pool #535332, 8.50%, 4/1/30 .....................        816,547         874,621
Pool #535440, 8.50%, 8/1/30 .....................      1,016,218       1,088,043
Pool #535608, 9.50%, 4/1/30 .....................      1,066,484       1,181,966
Pool #536285, 8.50%, 8/1/30 .....................          7,315           7,832
Pool #548965, 8.50%, 7/1/30 .....................        589,355         631,010
Pool #551989, 8.50%, 10/1/30 ....................        267,642         286,559
Pool #556565, 8.50%, 10/1/30 ....................         79,949          85,599
Pool #559452, 8.50%, 1/1/31 .....................         75,150          80,462
Pool #560796, 8.50%, 10/1/30 ....................         53,996          57,813
Pool #560880, 8.50%, 3/1/31 .....................        162,320         173,726
Pool #562204, 8.50%, 12/1/30 ....................         49,005          52,469
Pool #562338, 8.50%, 1/1/31 .....................        180,336         193,082
Pool #563935, 8.50%, 1/1/31 .....................         16,002          17,133
Pool #568486, 7.00%, 1/1/31 .....................        991,103       1,035,426
Pool #572688, 8.50%, 2/1/31 .....................        142,731         152,760
Pool #573601, 8.50%, 3/1/31 .....................        251,919         269,620
Pool #573718, 8.50%, 2/1/31 .....................        121,545         130,136
Pool #573752, 8.50%, 2/1/31 .....................        967,935       1,036,346
Pool #575328, 6.50%, 4/1/31 .....................      2,611,128       2,706,811
Pool #575689, 8.50%, 10/1/30 ....................         20,760          22,237
Pool #576146, 8.50%, 1/1/31 .....................        101,405         108,573
Pool #577306, 8.50%, 4/1/31 .....................         97,897         104,776
Pool #583128, 8.50%, 2/1/31 .....................        163,683         175,251
Pool #651901, 6.00%, 8/1/32 .....................     11,866,688      12,215,520
Pool #83435, 10.00%, 11/1/19 ....................         18,225          20,807
Pool #83880, 10.00%, 11/1/19 ....................          1,808           2,064
Pool #84964, 10.00%, 11/1/19 ....................          5,966           6,800
Pool #87291, 10.00%, 1/1/20 .....................          3,623           4,139
Pool #623129, 6.50%, 1/1/32 .....................     13,074,393      13,553,492
                                                                      ----------
                                                                      74,502,854
                                                                      ----------
Government National Mortgage Association - 8.5%

6.00%, 10/15/31 .................................      3,776,342       3,916,442
Pool #120587, 13.50%, 11/15/14 ..................         12,021          14,570
Pool #136224, 10.00%, 11/15/15 ..................         18,957          21,643
Pool #150312, 11.50%, 2/15/16 ...................         10,215          11,991
Pool #164353, 10.50%, 6/15/16 ...................         21,302          24,621
Pool #164356, 10.50%, 6/15/16 ...................         63,424          73,306
Pool #199010, 10.00%, 1/15/17 ...................         13,952          15,962
Pool #208701, 9.50%, 4/15/20 ....................          6,646           7,482
Pool #227192, 10.00%, 6/15/19 ...................         11,860          13,578
Pool #253821, 10.00%, 10/15/18 ..................         12,756          14,599
Pool #257153, 10.00%, 11/15/18 ..................          7,025           8,040
Pool #265085, 10.00%, 4/15/19 ...................         11,510          13,177
Pool #271874, 10.00%, 4/15/19 ...................          6,279           7,189

                                              See notes to financial statements.


76 HSBC Investor Portfolios

--------------------------------------------------------------------------------
                      HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002 (continued)

U.S. Government and Government Agency Obligations, continued

                                                      Principal
                                                      Amount ($)       Value ($)
                                                      ----------      ----------
Pool #278742, 10.50%, 9/15/19 ....................        37,602          43,624
Pool #282210, 10.50%, 11/15/19 ...................        13,497          15,659
Pool #301274, 10.00%, 1/15/21 ....................        29,178          33,414
Pool #346406, 7.50%, 2/15/23 .....................       928,129         993,547
Pool #39798, 11.00%, 6/15/10 .....................        13,469          15,403
Pool #412530, 7.50%, 12/15/25 ....................     1,231,344       1,315,552
Pool #587112, 6.00%, 6/15/32 .....................    14,888,213      15,425,918
Pool #780047, 9.00%, 12/15/17 ....................       314,037         357,809
Pool #780066, 10.50%, 12/15/20 ...................       127,397         147,445
Pool #780081, 10.00%, 2/15/25 ....................        41,282          47,231
Pool #780127, 10.50%, 4/15/25 ....................        37,824          43,745
Pool #780164, 10.00%, 12/15/17 ...................        75,532          86,244
Pool #780203, 9.50%, 12/15/17 ....................       211,273         237,358
Pool #780311, 9.50%, 12/15/21 ....................       147,773         166,323
Pool #780377, 9.00%, 12/15/19 ....................       280,433         311,439
Pool #780378, 11.00%, 1/15/19 ....................        75,975          88,181
Pool #780384, 11.00%, 12/15/17 ...................        84,542          98,066
Pool #780472, 10.00%, 3/15/25 ....................       131,714         150,704
Pool #780517, 10.50%, 1/15/18 ....................        27,876          32,184
Pool #780614, 11.00%, 3/15/18 ....................       207,087         241,894
Pool #780784, 10.00%, 8/15/21 ....................       202,617         231,942
Pool #780804, 10.00%, 12/15/20 ...................       577,091         660,205
Pool #780826, 9.50%, 5/15/18 .....................       368,353         413,945
Pool #780904, 9.50%, 7/15/18 .....................       258,696         290,572
Pool #780991, 9.00%, 11/15/24 ....................       273,369         303,539
Pool #781300, 7.00%, 6/15/31 .....................     4,223,685       4,438,896
Pool #80094, 6.75%, 7/20/27 (b) ..................        55,006          56,662
Pool #80106, 6.75%, 8/20/27 (b) ..................       152,414         156,994
Pool #80114, 6.75%, 9/20/27 (b) ..................       101,796         104,855
Pool #80123, 6.625%, 10/20/27 (b) ................       184,527         190,645
Pool #80137, 6.625%, 11/20/27 (b) ................       198,452         205,032
Pool #80145, 6.625%, 12/20/27 (b) ................        46,488          48,028
Pool #80156, 5.375%, 1/20/28 (b) .................        57,062          58,804
Pool #8599, 5.375%, 2/20/25 (b) ..................        66,152          68,144
Pool #8613, 5.375%, 3/20/25 (b) ..................       175,312         180,573
Pool #8619, 5.375%, 4/20/25 (b) ..................        41,081          42,559
Pool #8621, 5.375%, 4/20/25 (b) ..................       201,955         209,220
Pool #8623, 5.375%, 4/20/25 (b) ..................       145,557         150,500
Pool #8624, 5.375%, 4/20/25 (b) ..................       313,122         323,754
Pool #8628, 5.375%, 5/20/25 (b) ..................        41,550          43,041
Pool #8631, 5.375%, 5/20/25 (b) ..................        91,846          95,142
Pool #8634, 5.375%, 5/20/25 (b) ..................        49,473          51,148
Pool #8643, 5.375%, 6/20/25 (b) ..................       129,392         134,023
Pool #8646, 5.375%, 6/20/25 (b) ..................        80,315          83,056
Pool #8663, 6.75%, 7/20/25 (b) ...................        44,531          45,888
Pool #8686, 6.75%, 8/20/25 (b) ...................       166,564         171,639
                                                                     -----------
                                                                      32,753,146
                                                                     -----------
U.S. Treasury Notes - 1.2%
5.75%, 8/15/03 ..................................      2,000,000       2,068,620
5.00%, 8/15/11 ..................................      2,400,000       2,614,270
                                                                     -----------
                                                                       4,682,890
                                                                     -----------
TOTAL U.S. GOVERNMENT
  AND GOVERNMENT AGENCY
  OBLIGATIONS ....................................               ..  183,521,476
                                                                     -----------
Corporate Obligations - 37.9%

Aerospace & Defense - 1.5%
Lockheed Martin Corp., 8.20%, 12/1/09 ...........      2,500,000       3,027,425
Lockheed Martin Corp., 7.75%, 5/1/26 ............      1,750,000       2,054,126
Lockheed Martin Corp., 8.50%, 12/1/29 ...........        600,000         773,232
                                                                       ---------
                                                                       5,854,783
                                                                       ---------
Automotive - 0.2%
Ford Motor Co., 6.625%, 10/1/28 .................        830,000         572,135
Ford Motor Co., 7.45%, 7/16/31 ..................        335,000         255,944
                                                                       ---------
                                                                         828,079
                                                                       ---------
Banking - 0.5%
Bank of America Corp., 4.875%, 9/15/12 ..........      2,000,000       1,988,910
                                                                       ---------
Computer Software & Systems - 0.1%
Hyundai Semiconductor, 8.25%, 5/15/04 (c) .......         75,000          57,868
Hyundai Semiconductor, 8.625%, 5/15/07 (c) ......        220,000         140,629
                                                                       ---------
                                                                         198,497
                                                                       ---------
Consumer Products - 0.8%
Philip Morris Cos., Inc., 6.375%, 2/1/06 ........      3,000,000       3,199,998
                                                                       ---------
Electric - Integrated - 1.4%
Ontario Electricity Financial,
  6.10%, 1/30/08 ................................      5,000,000       5,583,020
                                                                       ---------
Finance - 25.6%
AIG SunAmerica Global Financing VI,
  6.30%, 5/10/11 (c) ............................      1,285,000       1,401,485
Anthem Insurance, 9.125%, 4/1/10 (c) ............        410,000         488,685
Anthem Insurance, 9.00%, 4/1/27 (c) .............        610,000         696,246
Associates Corp. NA, 5.75%, 11/1/03 .............      5,000,000       5,204,685
AXA Financial, Inc., 6.50%, 4/1/08 ..............        330,000         349,365
CIT Group, Inc., 7.375%, 4/2/07 .................      4,450,000       4,596,961
Citigroup Inc., 5.625%, 8/27/12 .................      5,000,000       5,143,950
Citigroup, Inc., 7.25%, 10/1/10 .................      1,315,000       1,490,096
EOP Operating LP, 7.50%, 4/19/29 ................        325,000         321,300
Farmers Exchange Capital,
  7.05%, 7/15/28 (c) ............................        775,000         470,513
Farmers Insurance Exchange,
  8.625%, 5/1/24 (c) ............................        475,000         325,432
Florida Property & Casualty,
  7.375%, 7/1/03 (c) ............................        250,000         256,901
Florida Windstorm, 7.125%, 2/25/19 (c) ..........      1,215,000       1,326,191
Ford Motor Credit Co., 6.50%, 1/25/07 ...........      4,300,000       3,894,742
Ford Motor Credit Co., 7.375%, 10/28/09 .........      1,280,000       1,158,397
General Electric Capital Corp.,
  8.75%, 5/21/07 ................................      2,600,000       3,118,851
General Electric Capital Corp.,
  7.375%, 1/19/10 ...............................        895,000       1,029,678
General Electric Capital Corp.,
  6.875%, 11/15/10 ..............................      4,000,000       4,473,808
General Electric Capital Corp.,
  6.75%, 3/15/32 ................................     10,800,000      11,311,326
General Motors Acceptance Corp.,
  8.00%, 11/1/31 ................................     11,000,000       9,821,625
Goldman Sachs Group, Inc.,
  6.875%, 1/15/11 ...............................      6,160,000       6,777,626
Household Financial Corp, 5.75%, 1/30/07 ........      8,000,000       7,115,592
Hutchinson Whampoa Ltd.,
  7.45%, 8/1/17 (c) .............................        805,000         803,439

See notes to financial statements.


                                                     HSBC Investor Portfolios 77

--------------------------------------------------------------------------------
                      HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002 (continued)

Corporate Obligations, continued

                                                      Principal
                                                      Amount ($)       Value ($)
                                                      ----------       ---------
Jet Equipment Trust, 10.00%, 6/15/12 (c) ........        175,000          52,500
JP Morgan Chase & Co., 5.25%, 5/30/07 ...........      7,000,000       7,351,568
Lehman Brothers, 7.875%, 8/15/10 ................      7,500,000       8,678,145
Metropolitan Life Insurance Co.,
  7.45%, 11/1/23 (c) ............................        625,000         624,662
Metropolitan Life Insurance Co.,
  7.80%, 11/1/25 (c) ............................        550,000         580,099
Morgan Stanley, 5.80%, 4/1/07 ...................      5,000,000       5,357,435
New York Life Insurance,
  7.50%, 12/15/23 (c) ...........................        500,000         523,978
Oil Purchase Co. II, 10.73%, 1/31/04 (c) ........         89,113          84,099
PNC Institutional Capital Trust A,
  7.95%, 12/15/26 (c) ...........................        375,000         372,761
Prime Property Funding II,
  7.00%, 8/15/04 (c) ............................        420,000         450,472
Prudential Insurance Co., 8.30%, 7/1/25 (c) .....      1,095,000       1,170,257
Travelers Property Casualty Corp.,
  7.75%, 4/15/26 ................................      2,000,000       2,092,218
                                                                     -----------
                                                                      98,915,088
                                                                     -----------
Food - Diversified - 1.9%
Kellogg Co., 6.60%, 4/1/11 ......................      6,500,000       7,296,302
                                                                     -----------
Governments (Foreign) - 0.1%
United Mexican States, 8.125%, 12/30/19 .........        495,000         493,763
                                                                     -----------
Health Care - 0.7%
American Home Products Corp.,
  6.70%, 3/15/11 ................................        960,000       1,049,075
Health Net, Inc., 8.375%, 4/15/11 ...............        590,000         678,369
Pharmacia Corp., 6.60%, 12/1/28 .................      1,025,000       1,112,633
                                                                     -----------
                                                                       2,840,077
                                                                     -----------
Hotels & Lodging - 0.2%
Harrahs Operating Co., Inc., 8.00%, 2/1/11 ......        575,000         640,513
                                                                     -----------
Media - 0.2%
CSC Holdings, Inc., 8.125%, 7/15/09 .............        110,000          91,300
Viacom, Inc., 6.625%, 5/15/11 ...................        785,000         867,508
                                                                     -----------
                                                                         958,808
                                                                     -----------
Oil & Gas - 1.0%
Anadarko Finance Co.,
  6.75%, 5/1/11 (c) (f) .........................      2,500,000       2,768,985
Conoco, Inc., 6.95%, 4/15/29 ....................      1,130,000       1,241,007
                                                                     -----------
                                                                       4,009,992
                                                                     -----------
Refuse Systems - 0.1%
Waste Management, Inc., 7.375%, 5/15/29 .........        320,000         299,769
                                                                     -----------
Rental Equipment - 1.6%
Hertz Corp., 2.28%, 8/13/04 (b) .................      7,000,000       6,231,274
                                                                     -----------
Retail - 1.0%
Wal-Mart Stores, Inc., 5.45%, 8/1/06 ............      3,700,000       4,033,159
                                                                     -----------
Telecommunications - 0.2%
Lenfest Communications,
  7.625%, 2/15/08 ...............................        660,000         636,900
                                                                     -----------
Transportation - 0.3%
Continental Airlines, 7.46%, 4/1/15 .............        157,717         120,698
Continental Airlines, 6.65%, 9/15/17 ............        332,580         254,602
Continental Airlines, 6.545%, 2/2/19 ............        282,506         224,723
US Airways Pass Through Trust,
  8.11%, 2/20/17 ................................        332,905         346,200
US Airways, Inc., 7.08%, 3/20/21 ................        112,827         116,232
                                                                     -----------
                                                                       1,062,455
                                                                     -----------
Utilities - 0.3%
PSEG Energy Holdings, 9.125%, 2/10/04 ...........        430,000         378,400
RAS Laffan Liquid Natural Gas,
  8.29%, 3/15/14 (c) ............................        695,000         752,338
                                                                     -----------
                                                                       1,130,738
                                                                     -----------
TOTAL CORPORATE OBLIGATIONS .....................                    146,202,125
                                                                     -----------

Collateralized Mortgage Obligations - 5.0%

American Southwest Financial
Securities Corp. 93 2 A1, 7.30%, 1/18/09 ........         61,654          68,778
Chase Commercial Mortgage
Securities Corp. 99 2 A2, 7.20%, 11/15/09 .......      1,400,000       1,628,830
DLJ Mortgage Acceptance Corp. IO
  97 CF1 S, 1.005%, 5/15/30 (b) (c) .............      2,180,785          57,868
Fannie Mae 93 104 C, 6.50%, 3/25/21 .............        929,743         929,399
Fannie Mae 94 97 FC, 2.54%, 3/25/24 (b) .........         19,723          19,753
Fannie Mae 96 14 PO,
  7.93%, 12/25/23 (e) ...........................          6,454           6,431
Fannie Mae IE 92 89 SQ,
  18.31%, 6/25/22 (e) ...........................            144          18,004
Fannie Mae IE 97 30 SP,
  22.18%, 4/25/22 (e) ...........................            401          51,293
Fannie Mae IO 00 16 PS,
  6.77%, 10/25/29 (b) ...........................      1,453,441         126,466
Fannie Mae IO 01 4 SA,
  5.375%, 2/17/31 (b) ...........................      2,408,079         259,467
Fannie Mae IO 200 32 SV,
  6.78%, 3/18/30 (b) ............................        974,455          72,773
Fannie Mae IO 270 2, 8.50%, 9/1/23 ..............        658,897         116,010
Fannie Mae IO 296 2, 8.00%, 4/1/24 ..............        821,411         135,567
Fannie Mae IO 306, 8.00%, 5/1/30 ................      1,632,507         254,472
Fannie Mae IO 307, 8.00%, 6/1/30 ................         94,477          15,426
FHA Weyerhauser, 7.43%, 1/1/24 (f) ..............        236,557         237,296
Freddie Mac IO 1534 K,
  5.59%, 6/15/23 (b) ............................      2,820,998         238,685
Freddie Mac IO 207, 7.00%, 4/1/30 ...............        529,934          67,723
Freddie Mac IO 2141 SD,
  6.35%, 4/15/29 (b) ............................      2,059,195         251,674
Freddie Mac IO 2247 SC,
  5.70%, 8/15/30 (b) ............................      1,286,070          98,916
GE Capital Commercial Mortgage
  Corp. 01 1 A1, 6.08%, 5/15/33 .................        642,062         695,272
GMAC Commercial Mortgage Securities, Inc.
  98 C2 A2, 6.42%, 5/15/35 ......................      1,175,000       1,311,493
GMAC Commercial Mortgage Securities, Inc.
  IO 97 C2 X, 1.85%, 10/15/28 (b) ...............      1,122,389          54,774
Government National Mortgage Association
  IO 99 29 SD, 6.195%, 3/16/26 (b) ..............      1,473,229         118,956

                                              See notes to financial statements.


78 HSBC Investor Portfolios

--------------------------------------------------------------------------------
                      HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002 (continued)

Collateralized Mortgage Obligations, continued

                                                     Principal
                                                     Amount ($)     Value ($)
                                                     ----------     ---------
Government National Mortgage Association
  IO 99 30 S, 6.795%, 8/16/29 (b) ...............     1,526,600      135,535
Government National Mortgage Association
  IO 99 30 SA, 6.195%, 4/16/29 (b) ..............     1,803,386      153,805
Government National Mortgage Association
  IO 99 32 SB, 6.195%, 7/16/27 (b) ..............     1,360,857      117,982
Government National Mortgage Association
  IO 99 44 SA, 6.745%, 12/16/29 (b) .............     1,327,154      157,703
GS Mortgage Securities Corp. IO 97
  GL X2, 1.01%, 7/13/30 (b) .....................     1,126,881       28,883
LB-UBS Commercial Mortgage Trust
  00 C3 A1, 7.95%, 7/15/09 ......................       658,815      747,894
LB-UBS Commercial Mortgage Trust
  00 C4 A2, 7.37%, 8/15/26 ......................     1,200,000    1,405,516
Morserv, Inc. 96 2 1A1, 2.66%, 11/25/26 (b) .....        63,307       63,440
Norwest Mortgage, 13.25%, 12/1/03 (f) ...........           574          574
PNC Mortgage Acceptance Corp. 00
  C2 A2, 7.30%, 9/12/10 .........................     1,200,000    1,397,318
Ryland Mortgage Securities Corp. 94 4
  C1, 5.84%, 9/25/30 ............................     1,477,811    1,475,313
Salomon Brothers Mortgage Securities
  VII 00 C3 A2, 6.59%, 10/18/10 .................     1,300,000    1,462,530
Union Acceptance Corp. 01 C B,
  4.73%, 11/9/09 ................................     5,000,000    5,234,375
                                                                  ----------
TOTAL COLLATERALIZED
  MORTGAGE OBLIGATIONS ..........................                 19,216,194
                                                                  ----------
Asset Backed Securities - 3.9%

Banc of America Commercial
  Mortgage, Inc. 00 2 A2, 7.20%, 5/15/10 ........     1,350,000    1,565,677
Citibank Credit Card Issuance Trust 00
  A3 A3, 6.875%, 11/15/09 .......................     2,230,000    2,568,945
Connecticut RRB Special Purpose
  Trust CL&P-1 01 1 A5, 6.21%, 12/30/11 .........     1,400,000    1,561,413
Daimler Chrysler Auto Trust 00 E A2,
  6.21%, 12/8/03 ................................       118,757      119,035
Detroit Edison Securitization Funding
  LLC 01 1 A3, 5.875%, 3/1/10 ...................       715,000      785,834
Detroit Edison Securitization Funding
  LLC 01 1 A5, 6.42%, 3/1/15 ....................       835,000      929,683
First Union-Chase Commercial
  Mortgage 99 C2 A2, 6.645%, 6/15/31 ............     1,195,000    1,345,189
Global Rated Eligible Asset Trust
  1998-A, 7.33%, 3/16/06 (d) ....................       234,784       42,261
MBNA Master Credit Card Trust 00 E
  A, 7.80%, 10/15/12 ............................     1,200,000    1,459,164
MBNA Master Credit Card Trust 99 B
  A, 5.90%, 8/15/11 .............................     1,055,000    1,165,960
Peco Energy Transition Trust 00 A
  A3, 7.625%, 3/1/10 ............................     1,200,000    1,421,515
Peco Energy Transition Trust 01 A
  A1, 6.52%, 12/31/10 ...........................     1,100,000    1,243,657
PSE&G Transition Funding LLC 01 1
  A6, 6.61%, 6/15/15 ............................       710,000      803,120
Smart (CFS) 97 6 A1, 7.71%, 4/15/06 (d) .........       250,546       42,593
                                                                  ----------
TOTAL ASSET
  BACKED SECURITIES .............................                 15,054,046
                                                                  ----------
Investment Companies - 4.6%

                                                      Shares       Value ($)
                                                    -----------   ----------
Dreyfus Cash Management Fund ....................    17,658,093   17,658,093
                                                                  ----------
TOTAL INVESTMENT COMPANIES ......................                 17,658,093
                                                                  ----------
TOTAL INVESTMENTS
  (Cost $369,231,927) (a) - 98.9% ...............                381,651,934
                                                                 ===========

-----------
Percentages indicated are based on net assets of $385,802,277.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,645. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation....................              $ 18,404,756
      Unrealized depreciation....................                (5,988,394)
                                                               ------------
      Net unrealized appreciation................              $ 12,416,362
                                                               ============

(b) Variable rate security. The interest rate on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on October 31, 2002. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Represents an illiquid security, valued in good faith by the investment manager. The Portfolio has received partial payment for this security.

(e)   Rate presented indicates the effective yield at time of purchase.

(f) Security valued at fair value as determined in good faith under procedures applied under the general supervision of the Board of Trustees.

*     The principal amount of the security is denominated in Euro.

IE - ("IOette") Represents the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal.

IO  - Interest Only security

PO  - Principal Only security

See notes to financial statements.


                                                     HSBC Investor Portfolios 79

--------------------------------------------------------------------------------
                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002

Common Stocks - 99.0%

                                                        Shares      Value ($)
                                                      ----------   -----------
Australia - 3.0%
Australia & New Zealand Bank
  Group Ltd. ....................................        101,921     1,065,141
BHP Billiton Ltd. ...............................            611         3,286
BHP Billiton Ltd. ADR ...........................         90,055       952,782
Brambles Industries Ltd. ........................         69,300       263,461
Fosters Brewing Group Ltd. ......................        305,394       805,095
National Australia Bank Ltd. ....................         53,106     1,013,016
News Corp. Ltd. .................................         97,369       574,983
QBE Insurance Group Ltd. ........................        180,000       769,230
WMC Ltd. ........................................        189,200       796,996
Woolworths Ltd. .................................        221,300     1,511,932
                                                                    ----------
                                                                     7,755,922
                                                                    ----------
Brazil - 0.6%
Companhia Vale do Rio Doce ADR ..................         33,000       841,500
Companhia Vale do Rio Doce ADR (b) ..............         29,000       764,150
                                                                    ----------
                                                                     1,605,650
                                                                    ----------
Canada - 2.8%
Abitibi-Consolidated, Inc. ......................         86,500       549,224
BCE, Inc. .......................................        115,700     1,995,464
Bombardier, Inc. B shares .......................         22,300        73,930
Suncor Energy, Inc. .............................         45,600       670,320
TELUS Corp. .....................................         94,500       667,627
The Thomson Corp. ...............................         46,800     1,292,942
The Thomson Corp. ADR ...........................         68,300     1,892,593
                                                                    ----------
                                                                     7,142,100
                                                                    ----------
Finland - 2.7%
Nokia Oyj .......................................        325,400     5,526,479
UPM-Kymmene Oyj .................................         46,200     1,498,373
                                                                    ----------
                                                                     7,024,852
                                                                    ----------
France - 9.3%
Accor SA ........................................         27,300       969,212
Banque Nationale de Paris .......................         45,900     1,830,009
Bouygues SA .....................................        104,390     2,748,805
Essilor International SA ........................         18,000       724,603
Groupe Danone ...................................         10,300     1,336,212
L'Air Liquide SA ................................         14,850     1,902,951
LVMH (Moet Hennessy Louis Vuitton SA) ...........         11,500       516,238
Pechiney SA, A Shares ...........................         11,500       354,864
Renault SA ......................................         46,000     2,163,805
Sanofi-Synthelabo SA ............................        126,020     7,706,251
Schneider Electric SA ...........................         27,900     1,293,055
Societe Television Francaise ....................         24,500       630,821
Vivendi Universal SA ............................        129,900     1,595,136
                                                                    ----------
                                                                    23,771,962
                                                                    ----------
Germany - 3.9%
Aixtron AG ......................................         24,200       143,312
Allianz Holdings AG .............................          8,000       844,528
Bayerische Motoren Werke AG .....................         23,672       843,926
Daimler Chrysler AG .............................         37,200     1,285,687
Deutsche Telekom AG .............................         88,800     1,019,209
Epcos AG ........................................         20,600       216,242
Infineon Technologies AG ........................         57,900       561,916
Metro AG ........................................         40,400       928,188
MG Technologies .................................         34,000       215,489
Muenchener Rueckversicher AG ....................          5,800       746,686
Siemens AG ......................................         46,000     2,163,806
Thyssen Krupp AG ................................        100,700     1,057,066
                                                                    ----------
                                                                    10,026,055
                                                                    ----------
Greece - 0.3%
Hellenic Telecommunication
  Organization SA ...............................         70,200       789,737
                                                                    ----------
Hong Kong - 3.5%
Cheung Kong Holdings Ltd. .......................        235,000     1,559,255
China Mobile Ltd. (b) ...........................        209,000       513,161
Hang Lung Properties Ltd. .......................        619,000       603,175
Hang Seng Bank Ltd. .............................        130,200     1,406,435
Hong Kong Land Holdings Ltd. ....................        356,000       491,280
Hutchinson Whampoa Ltd. .........................        209,600     1,289,945
Johnson Electric Holdings .......................        919,000       972,094
Li & Fung Ltd. ..................................        784,000       779,034
Sun Hung Kai Properties .........................         78,000       486,037
Swire Pacific Ltd., A Shares ....................        188,500       792,728
                                                                    ----------
                                                                     8,893,144
                                                                    ----------
Ireland - 0.8%
Allied Irish Banks ..............................         46,416       652,714
CRH PLC .........................................         85,275     1,076,710
Irish Life & Permanent PLC ......................         33,900       402,854
                                                                    ----------
                                                                     2,132,278
                                                                    ----------
Italy - 1.5%
Assicurazioni Generali SpA ......................         28,000       499,111
ENI SpA .........................................        240,400     3,337,715
                                                                    ----------
                                                                     3,836,826
                                                                    ----------
Japan - 18.3%
Acom Co., Ltd. ..................................         18,200       563,040
Advantest Corp. .................................         39,900     1,312,521
AEON Co., Ltd. ..................................        104,000     2,555,220
Aiful Corp. .....................................         15,145       636,656
Canon, Inc. .....................................         27,000       996,164
Chubu Electric Power Co., Inc. ..................         32,600       544,176
Chugai Pharmaceutical Co., Ltd. .................         74,500       609,330
Dai Nippon Printing Co., Ltd. ...................         55,000       562,077
Daiwa Securities Group, Inc. ....................        205,000       957,146
Fuji Soft ABC, Inc. .............................         15,900       240,103
Hirose Electronics Co., Ltd. ....................         29,400     2,073,431
Hitachi, Ltd. ...................................        197,000       770,247
Hoya Corp. ......................................         19,000     1,304,302
Japan Airlines System Corp. (b) .................        260,000       539,058
Japan Telecom Co., Ltd. .........................            209       549,327
Kansai Electric Power Co., Inc. .................         43,400       614,281
Keyence Corp. ...................................          3,630       600,901
Mitsubishi Estate Co. ...........................        158,000     1,181,357
Mitsubishi Heavy Industries, Ltd. ...............        425,000       901,967
Mitsubishi Motors Corp. (b) .....................        368,000       714,913
Mitsui Fudosan Co., Ltd. ........................        214,000     1,640,242
Mitsui Sumitomo Insurance Co., Ltd. .............        214,370       890,657
Murata Manufacturing Co., Ltd. ..................         10,800       510,424
NEC Corp. .......................................        196,000       719,941
Nikko Cordial Securities Co., Ltd. ..............        299,000     1,198,343
Nikon Corp. .....................................         93,000       649,808
Nintendo Co., Ltd. ..............................          9,700       934,291

                                              See notes to financial statements.


80 HSBC Investor Portfolios

--------------------------------------------------------------------------------
                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002 (continued)

Common Stocks, continued

                                                        Shares      Value ($)
                                                      ----------   -----------
Nissan Motor Co., Ltd. ..........................        403,000     3,095,444
Nitto Denko Corp. ...............................         22,000       580,034
Nomura Holdings, Inc. ...........................        117,000     1,346,584
NTT DoCoMo, Inc. ................................            810     1,494,245
Orix Corp. ......................................         26,100     1,476,394
Promise Co., Ltd. ...............................         11,600       375,904
Rohm Co., Ltd. ..................................         16,000     2,015,182
Sekisui House, Ltd. .............................        167,000     1,228,202
Shimamura Co., Ltd. .............................            400        25,598
Shionogi & Co., Ltd. ............................        130,000     1,490,899
Sony Corp. ......................................         58,110     2,499,712
Suzuki Motor Corp. ..............................        148,000     1,583,773
TDK Corp. .......................................         22,500       883,397
Tokyo Electron, Ltd. ............................         50,900     2,052,453
Tokyu Corp. .....................................        213,000       747,612
Toray Industries, Inc. ..........................        390,000       837,238
Yamato Transport Co., Ltd. ......................         33,000       470,043
                                                                    ----------
                                                                    46,972,637
                                                                    ----------
Luxembourg - 0.1%
SES Global FDR ..................................         57,400       289,900
                                                                    ----------
Mexico - 1.5%
America Movil ...................................         81,800     1,099,392
Telefonos De Mexico ADR .........................         91,400     2,787,700
                                                                    ----------
                                                                     3,887,092
                                                                    ----------
Netherlands - 10.7%
ABN Amro Holding NV .............................        162,600     2,387,968
Aegon NV ........................................        360,500     4,887,373
ASM Lithography Holding NV ......................         63,800       559,153
Hagemeyer NV ....................................         32,400       245,456
Heineken Holding NV .............................         33,375       976,334
Heineken NV .....................................         91,625     3,681,169
ING Groep NV ....................................         79,300     1,326,385
Koninklijke (Royal) KPN NV (b) ..................        381,700     2,419,184
Koninklijke (Royal) Philips
  Electronics NV ................................         61,300     1,098,768
Koninklijke Numico NV ...........................         26,800       427,295
Royal Dutch Petroleum Co. .......................        133,300     5,766,065
Royal Dutch Petroleum Co. ADR ...................          7,000       299,460
STMicroelectronics NV ...........................         82,400     1,636,094
STMicroelectronics NV ADR .......................         18,300       359,961
Unilever NV - CVA ...............................         10,600       679,692
VNU .............................................         29,839       801,089
                                                                    ----------
                                                                    27,551,446
                                                                    ----------
New Zealand - 0.5%
Telecom Corporation of
    New Zealand Ltd. ............................        481,100     1,183,589
                                                                    ----------
Norway - 0.8%
Norsk Hydro ASA .................................         13,100       504,686
Statoil ASA .....................................        215,900     1,567,733
                                                                    ----------
                                                                     2,072,419
                                                                    ----------
Russia - 0.4%
Lukoil-Holding ADR ..............................         17,100     1,099,530
                                                                    ----------
Singapore - 2.6%
DBS Group Holdings Ltd. ADR (c) .................        375,000     2,632,163
Singapore Airlines Ltd. .........................         73,000       454,777
Singapore Press Holdings Ltd. ...................         64,370       721,825
Singapore Telecommunications Ltd. ...............      3,466,520     2,827,087
                                                                    ----------
                                                                     6,635,852
                                                                    ----------
South Korea - 2.4%
Samsung Electronics Ltd. ........................         42,825     6,113,269
                                                                    ----------
Spain - 2.2%
Altadis SA ......................................         31,300       651,234
Banco Bilbao Vizcaya Argentina SA ...............        273,700     2,607,454
Industria de Diseno Textil SA ...................        106,400     2,391,852
Telefonica SA (b) ...............................             68           645
                                                                    ----------
                                                                     5,651,185
                                                                    ----------
Sweden - 1.2%
Assa Abloy AB, Class B ..........................        102,900     1,016,377
ForeningsSparbanken AB ..........................        129,200     1,424,212
Svenska Handelsbanken, Series A .................         44,500       568,246
                                                                    ----------
                                                                     3,008,835
                                                                    ----------
Switzerland - 9.3%
Compagnie Financiere Richemont AG ...............        128,682     2,222,863
Credit Suisse Group (b) .........................         74,411     1,421,481
Holcim Ltd., B Shares ...........................         12,173     1,876,004
Nestle SA .......................................         16,495     3,536,558
Novartis AG .....................................        112,955     4,307,930
Roche Holding AG ................................         17,700     1,252,981
Swiss Reinsurance ...............................         66,838     4,640,900
Swisscom AG .....................................         11,447     3,404,168
UBS AG (b) ......................................         27,300     1,301,013
                                                                    ----------
                                                                    23,963,898
                                                                    ----------
Taiwan - 0.4%
Asustek Computer, Inc. ..........................         51,577       108,312
Taiwan Semiconductor Manufacturing
  Co. Ltd. ADR (b) ..............................        119,057       931,025
                                                                    ----------
                                                                     1,039,337
                                                                    ----------
United Kingdom - 20.2%
ARM Holdings PLC (b) ............................        278,000       245,736
AstraZeneca PLC .................................        216,651     8,039,525
AstraZeneca PLC .................................         65,800     2,455,217
AstraZeneca PLC ADR .............................            700        26,285
Barclays PLC ....................................        188,000     1,300,037
BG Group PLC ....................................        362,000     1,444,190
BHP Billiton PLC ................................        417,504     2,037,939
BOC Group PLC ...................................         90,800     1,277,089
Brambles Industries PLC .........................        165,400       543,413
British Aerospace PLC ...........................        249,062       725,737

See notes to financial statements.


                                                     HSBC INVESTOR PORTFOLIOS 81

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                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002 (continued)

Common Stocks, continued

                                                        Shares      Value ($)
                                                      ----------   -----------
Centrica PLC ....................................        244,500       696,187
Compass Group PLC ...............................        194,000       859,701
Glaxosmithkline PLC .............................         25,200       480,990
HBOC PLC ........................................        121,700     1,347,078
Marks & Spencer Group PLC .......................        127,904       748,896
National Grid Group PLC .........................        222,900     1,586,708
Pearson PLC .....................................        217,900     2,324,969
Prudential Corp. PLC ............................        226,200     1,617,277
Reuters Group PLC ...............................        326,466       962,775
Royal Bank Of Scotland Group PLC ................        174,500     4,105,999
Shire Pharmaceuticals Group PLC (b) .............         40,500       326,316
Smiths Industries PLC ...........................        254,900     2,925,132
Standard Chartered PLC ..........................        172,000     2,002,059
TI Automotive Ltd. Rights (b) ...................        190,000             0
Unilever PLC ....................................        257,000     2,539,113
Vodafone Group PLC ..............................      6,781,353    10,901,185
                                                                   -----------
                                                                    51,519,553
                                                                   -----------
TOTAL COMMON STOCKS .............................                  253,967,068
                                                                   -----------
Investment Companies - 0.6%
                                                     Shares or
                                                     Principal
                                                       Amount *     Value ($)
                                                     -----------   -----------
United States - 0.6%

Investors Cash Reserve...........................      1,565,875     1,565,875
                                                                   -----------
TOTAL INVESTMENT COMPANIES.......................                    1,565,875
                                                                   -----------
Convertible Bonds - 0.0%

Japan - 0.0%
Sanwa International Finance, 1.25%,
  8/1/05 (c).....................................     21,000,000        41,354
                                                                   -----------
TOTAL CONVERTIBLE BONDS..........................                       41,354
                                                                   -----------
TOTAL INVESTMENTS
  (Cost $299,525,113) (a) - 99.6%................                  255,574,297
                                                                   ===========

-------------
Percentages indicated are based on net assets of $256,615,722.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $606,391. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation....................              $ 16,695,646
      Unrealized depreciation....................               (61,252,853)
                                                               ------------
      Net unrealized depreciation................              $(44,557,207)
                                                               ============

(b)   Represents non-income producing security.

(c) Security valued at fair value as determined in good faith under procedures applied under the general supervision of the Board of Trustees.

  * The principal amount of each security is denominated in the local currency of each respective country.

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (share certificates)

FDR - Fiduciary Depositary Receipts

                                              See notes to financial statements.


82 HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002 (continued)


Industry                                                             Net Assets
--------                                                             ----------
Aerospace & Defense...............................................      1.4%
Airlines..........................................................      0.7%
Automotive........................................................      4.2%
Banking & Financial Services......................................     13.8%
Building Materials................................................      1.6%
Business Services.................................................      1.4%
Chemicals.........................................................      1.2%
Computer Related..................................................      0.4%
Diversified Manufacturing Operations..............................      0.3%
Drugs - Medical...................................................     10.9%
Electronic Components & Semiconductors............................     11.8%
Food & Beverage...................................................      6.4%
Insurance.........................................................      6.1%
Leisure...........................................................      0.4%
Metals & Mining...................................................      1.9%
Manufacturing.....................................................      2.7%
Multimedia........................................................      4.5%
Oil & Gas.........................................................      8.1%
Paper Products....................................................      0.6%
Real Estate.......................................................      3.3%
Retail............................................................      2.2%
Telecommunciations................................................     13.4%
Textiles..........................................................      0.3%
Tobacco...........................................................      1.1%
Transportation....................................................      0.3%
Investment Companies..............................................      0.6%
                                                                      ------
Total Investments.................................................     99.6%
Other assets in excess of liabilities.............................      0.4%
                                                                      ------
Net Assets........................................................    100.0%
                                                                      ======

See notes to financial statements.


                                                     HSBC INVESTOR PORTFOLIOS 83

--------------------------------------------------------------------------------
                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002 (continued)

At October 31, 2002, the portfolio's open forward currency contracts were as follows:

                                                          Contract          Contract                             Unrealized
                                       Delivery            Amount            Value                               Appreciation/
Currency                                 Date         (Local Currency)    (U.S. Dollar)          Value          (Depreciation)
--------                             ------------     ----------------    -------------       ------------      --------------
LONG CONTRACTS
Australian Dollar ................     12/9/02             2,140,685       $  1,149,305       $  1,183,758       $     34,453
Euro .............................     11/4/02               130,505            128,507            129,213                706
Euro .............................    11/21/02               949,375            867,102            939,149             72,047
Euro .............................    11/21/02             1,549,979          1,506,499          1,533,283             26,784
Euro .............................    11/26/02               881,398            853,512            871,679             18,167
Euro .............................    11/26/02             2,710,430          2,648,821          2,680,544             31,723
Euro .............................     12/4/02             1,558,044          1,444,135          1,540,248             96,113
Euro .............................     12/9/02             1,195,079          1,180,314          1,181,142                828
Euro .............................    12/12/02             1,756,581          1,703,628          1,735,842             32,214
Euro .............................     1/15/03             1,114,363          1,093,207          1,099,484              6,277
Euro .............................     3/12/03             1,799,064          1,735,918          1,770,860             34,942
Euro .............................     3/31/03             5,139,659          4,980,691          5,055,073             74,382
Euro .............................     4/22/03             1,005,928            970,751            988,463             17,712
                                                                           ------------       ------------       ------------
TOTAL LONG CONTRACTS .............                                         $ 20,262,390       $ 20,708,738       $    446,348
                                                                           ============       ============       ============

SHORT CONTRACTS
British Pound ....................    12/12/02             1,103,484       $  1,703,628       $  1,721,669       $    (18,041)
Canadian Dollar ..................    11/21/02             2,376,117          1,506,499          1,516,885            (10,386)
Euro .............................     11/5/02                15,206             15,048             15,055                 (7)
Mexican Nuevo Peso ...............     12/4/02            14,490,281          1,444,135          1,419,222             24,913
Japanese Yen .....................     11/1/02             3,366,292             27,430             27,478                (48)
Japanese Yen .....................     11/5/02            11,505,197             93,723             93,938               (215)
Japanese Yen .....................     11/6/02            12,042,332             98,164             98,329               (165)
Japanese Yen .....................    11/21/02           108,152,800            867,102            883,826            (16,724)
Japanese Yen .....................    11/26/02           101,651,620            853,512            830,926             22,586
Japanese Yen .....................    11/26/02           312,702,320          2,648,821          2,556,109             92,712
Japanese Yen .....................     12/9/02           138,892,090          1,180,314          1,136,089             44,225
Japanese Yen .....................     12/9/02           135,633,840          1,149,305          1,109,438             39,867
Japanese Yen .....................     1/15/03           134,704,220          1,093,207          1,103,700            (10,493)
Japanese Yen .....................     3/12/03           210,328,552          1,735,918          1,727,123              8,795
Japanese Yen .....................     3/31/03           606,222,810          4,980,690          4,981,671               (981)
Japanese Yen .....................     4/22/03           120,751,560            970,751            993,122            (22,371)
                                                                           ------------       ------------       ------------
TOTAL SHORT CONTRACTS ............                                         $ 20,368,247       $ 20,214,580       $    153,667
                                                                           ============       ============       ============

                                              See notes to financial statements.


84 HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                    HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002

Common Stocks - 96.6%

                                                        Shares      Value ($)
                                                      ----------   -----------
Aerospace & Defense - 1.8%
Alliant Techsystems, Inc. (b) ...................         21,300     1,281,195
Armor Holdings, Inc. (b) ........................         66,400     1,016,584
EDO Corp. .......................................         66,800     1,118,900
Herley Industries, Inc. (b) .....................         79,100     1,286,957
                                                                    ----------
                                                                     4,703,636
                                                                    ----------
Agricultural Operations - 0.7%
Delta & Pine Land Co. ...........................         96,600     1,851,822
                                                                    ----------
Banking - 9.7%
Alabama National BanCorp ........................         19,500       907,530
American Financial Holdings, Inc. ...............         13,400       403,072
Anchor BanCorp Wisconsin, Inc. ..................         23,300       482,776
BancFirst Corp. .................................          6,400       298,880
Bank Mutual Corp. ...............................         27,000       586,980
BankAtlantic Bancorp, Inc. ......................         68,400       637,488
BankUnited Financial Corp. (b) ..................         57,100       926,733
Brookline Bancorp, Inc. .........................        134,227     1,519,449
Capitol Federal Financial .......................          6,800       159,725
Chemical Financial Corp. ........................         10,800       289,116
Citizens South Banking Corp. ....................         19,000       184,300
City Holding Co. ................................          5,000       140,550
Commercial Federal Corp. ........................         10,800       251,100
Connecticut Bancshares, Inc. ....................         20,600       796,602
Downey Financial Corp. ..........................          8,300       321,210
F&M Bancorp .....................................          6,300       202,986
Fidelity Bankshares, Inc. .......................         10,000       190,300
Financial Institutions, Inc. ....................         16,800       429,576
First Community Bancorp .........................         17,900       563,850
First Federal Capital Corp. .....................         36,500       702,990
First Financial Bankshares, Inc. ................          4,600       177,744
First Financial Holdings, Inc. ..................         13,100       334,836
First Niagara Financial Group, Inc. .............          9,500       286,330
Firstbank Corp. .................................         21,450       536,894
Frontier Financial Corp. ........................         11,000       286,330
Glacier Bancorp, Inc. ...........................         12,200       278,404
Gold Banc Corp. .................................         33,770       332,297
Granite State Bankshares, Inc. ..................          4,901       163,448
Harbor Florida Bancshares, Inc. .................         40,200       896,460
Harleysville National Corp. .....................         10,600       255,577
Hudson River Bancorp, Inc. ......................         11,700       271,440
Independence Community Bank Corp. ...............         35,700       916,419
Independent Bank Corp. ..........................         14,520       466,833
MAF Bancorp, Inc. ...............................         20,700       672,543
MB Financial, Inc. ..............................         20,900       708,510
Mercantile Bankshares Corp. .....................         17,500       681,450
National Penn Bancshares, Inc. ..................          7,800       211,536
Pacific Northwest Bancorp .......................         24,100       591,655
PFF Bancorp, Inc. ...............................         12,200       375,882
Republic Bancshares, Inc. (b) ...................         13,800       282,210
Sandy Spring Bancorp, Inc. ......................         15,000       478,050
Seacoast Financial Services Corp. ...............         25,900       562,548
Sound Federal Bancorp ...........................          2,800        84,000
Staten Island Bancorp, Inc. .....................         31,500       582,120
Sterling Bancorp ................................          8,000       225,600
Sterling Financial Corp. ........................          8,550       213,323
Susquehanna Bancshares, Inc. ....................         29,500       625,400
The Colonial BancGroup, Inc. ....................         31,300       374,348
The South Financial Group, Inc. .................         40,900       885,485
TierOne Corp. (b) ...............................         17,400       237,510
UCBH Holdings, Inc. .............................         28,300     1,185,486
Umpqua Holdings Corp. ...........................         27,500       435,600
Webster Financial Corp. .........................          6,400       207,424
Wintrust Financial Corp. ........................         30,400       952,432
                                                                    ----------
                                                                    25,771,337
                                                                    ----------
Biotechnology - 2.4%
Inhale Therapeutic Systems, Inc. (b) ............        325,710     2,071,516
Pharmaceutical Product
Development, Inc. (b) ...........................        159,200     4,362,080
                                                                    ----------
                                                                     6,433,596
                                                                    ----------
Building Materials - 0.6%
Florida Rock Industries, Inc. ...................         20,600       722,030
Martin Marietta Materials, Inc. .................         34,200       952,128
                                                                    ----------
                                                                     1,674,158
                                                                    ----------
Casinos & Gambling - 0.5%
Argosy Gaming Co. (b) ...........................         36,600       732,366
Station Casinos, Inc. (b) .......................         35,370       636,306
                                                                    ----------
                                                                     1,368,672
                                                                    ----------
Commercial Services - 0.6%
Central Parking Corp. ...........................         25,300       587,719
Kroll, Inc. (b) .................................         47,330       921,988
                                                                    ----------
                                                                     1,509,707
                                                                    ----------
Computer Services - 1.1%
CACI International, Inc. (b) ....................         65,000     2,659,150
Storagenetworks, Inc. (b) .......................        276,850       260,239
                                                                    ----------
                                                                     2,919,389
                                                                    ----------
Computer Software - 2.7%
Dendrite International, Inc. (b) ................        183,536     1,132,417
Hyperion Solutions Corp. (b) ....................         76,710     2,071,171
infoUSA, Inc. (b) ...............................        111,080       466,536
J.D. Edwards & Co. (b) ..........................        103,600     1,228,696
McDATA Corp. Class A (b) ........................         49,600       326,368
McDATA Corp. Class B (b) ........................         89,000       591,850
Network Associates, Inc. (b) ....................          3,000        47,670
Perot Systems Corp. (b) .........................         39,500       420,280
PracticeWorks, Inc. (b) .........................         97,300       511,798
Verity, Inc. (b) ................................         53,470       482,299
                                                                    ----------
                                                                     7,279,085
                                                                    ----------
Consulting Services - 1.0%
Forrester Research, Inc. (b) ....................         87,000     1,200,600
The Corporate Executive Board Co. (b) ...........         43,400     1,440,446
                                                                    ----------
                                                                     2,641,046
                                                                    ----------

See notes to financial statements.


                                                     HSBC INVESTOR PORTFOLIOS 85

--------------------------------------------------------------------------------
                    HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002 (continued)

Common Stocks, continued

                                                        Shares       Value ($)
                                                      ----------    ----------
Consumer Products - 2.6%
Church & Dwight Co., Inc. .......................         59,600     2,060,968
Harman International Industries, Inc. ...........         28,000     1,568,000
LeapFrog Enterprises, Inc. (b) ..................         66,800     1,825,644
The Dial Corp. ..................................         63,300     1,345,758
                                                                    ----------
                                                                     6,800,370
                                                                    ----------
Diversified Manufacturing Operations - 0.6%
Millipore Corp. .................................         47,500     1,615,475
                                                                    ----------
Electronic Components & Semiconductors - 3.6%
DSP Group, Inc. (b) .............................         65,890       942,293
GlobespanVirata, Inc. (b) .......................        362,856     1,008,740
KEMET Corp. (b) .................................         32,900       288,533
LTX Corp. (b) ...................................        106,900       662,780
Mettler-Toledo International, Inc. (b) ..........         48,270     1,445,687
Tektronix, Inc. (b) .............................         21,900       386,973
Varian, Inc. (b) ................................         64,540     1,898,120
Wilson Greatbatch Technologies, Inc. (b) ........         59,760     1,671,487
Zarlink Semiconductor, Inc. (b) .................        524,410     1,347,734
                                                                    ----------
                                                                     9,652,347
                                                                    ----------
Financial Services - 1.4%
Federated Investors, Inc. .......................         16,400       439,520
Financial Federal Corp. (b) .....................         13,200       369,864
Global Payments, Inc. ...........................         71,512     2,020,214
New Century Financial Corp. .....................         13,200       278,520
The Student Loan Corp. ..........................          5,250       499,800
                                                                    ----------
                                                                     3,607,918
                                                                    ----------
Food & Beverage Products - 2.3%
Adolph Coors Co. ................................         17,600     1,205,248
American Italian Pasta Co. (b) ..................         66,500     2,290,925
Del Monte Foods Co. (b) .........................         61,070       489,781
Performance Food Group Co. (b) ..................         22,400       833,056
The J.M. Smucker Co. ............................          8,900       325,829
Tootsie Roll Industries, Inc. ...................         29,900       943,046
                                                                    ----------
                                                                     6,087,885
                                                                    ----------
Health Care - 13.0%
Ameripath, Inc. (b) .............................         86,130     1,290,227
AMN Healthcare Services, Inc. (b) ...............        117,200     1,694,712
Apria Healthcare Group, Inc. (b) ................        100,200     2,443,878
Conmed Corp. (b) ................................        121,865     2,386,117
First Health Group Corp. (b) ....................        112,430     2,920,931
Haemonetics Corp. (b) ...........................        204,150     4,330,022
Healthsouth Corp. (b) ...........................        105,100       457,185
Idexx Laboratories, Inc. (b) ....................        110,870     3,825,015
Inveresk Research Group, Inc. (b) ...............         77,200     1,504,628
Lincare Holdings, Inc. (b) ......................        105,490     3,594,044
Renal Care Group, Inc. (b) ......................         48,400     1,531,860
Select Medical Corp. (b) ........................        100,500     1,300,470
Steris Corp. (b) ................................         74,330     1,971,975
Sunrise Assisted Living, Inc. (b) ...............        122,400     2,545,920
Thoratec Laboratories Corp. (b) .................          8,400        74,760
United Surgical Partners
  International, Inc. (b) .......................         33,700       669,282
WebMD Corp. (b) .................................        361,090     2,278,478
                                                                    ----------
                                                                    34,819,504
                                                                    ----------
Hospitals - 2.2%
Community Health Systems, Inc. (b) ..............         73,900     1,736,650
LifePoint Hospitals, Inc. (b) ...................         68,950     2,161,583
Triad Hospitals, Inc. (b) .......................         51,860     1,892,890
                                                                    ----------
                                                                     5,791,123
                                                                    ----------
Human Resources - 0.3%
Employee Solutions, Inc. (b) ....................          2,483             2
Modis Professional Services (b) .................         52,524       283,104
Spherion Corp. (b) ..............................        100,514       612,131
                                                                    ----------
                                                                       895,237
                                                                    ----------
Insurance - 0.9%
Willis Group Holdings Ltd. (b) ..................         74,000     2,264,400
                                                                    ----------
Media - 9.9%

Belo Corp. ......................................         75,600     1,746,360
Cox Radio, Inc. (b) .............................         33,600       797,664
Emmis Communications Corp. Class A (b) ..........        127,570     2,783,577
Entercom Communications Corp. (b) ...............         51,510     2,535,322
Hearst-Argyle Television, Inc. (b) ..............         66,600     1,657,674
John Wiley & Sons, Inc. .........................         14,400       316,512
Lee Enterprises, Inc. ...........................         68,900     2,253,030
LIN TV Corp. (b) ................................         69,700     1,437,911
Playboy Enterprises, Inc. (b) ...................        172,800     1,432,512
ProQuest Co. (b) ................................         29,400       569,478
Radio One, Inc. (b) .............................         75,100     1,252,668
Scholastic Corp. (b) ............................        131,530     5,807,050
Spanish Broadcasting System, Inc. (b) ...........        135,770       900,155
The McClatchy Co. ...............................         44,800     2,783,424
                                                                    ----------
                                                                    26,273,337
                                                                    ----------
Medical Equipment & Supplies - 2.0%
Edwards Lifesciences Corp. (b) ..................        150,200     3,858,638
Zoll Medical Corp. (b) ..........................         45,630     1,480,694
                                                                    ----------
                                                                     5,339,332
                                                                    ----------
Oil & Gas - 5.7%
Cal Dive International, Inc. (b) ................         61,260     1,345,882
Dril-Quip, Inc. (b) .............................        112,360     2,275,290
Hydril Co. (b) ..................................         33,800       914,290
National-Oilwell, Inc. (b) ......................         43,400       904,890
Newfield Exploration Co. (b) ....................         70,330     2,460,847
Pride International, Inc. (b) ...................        148,850     2,066,038
Rowan Cos., Inc. ................................        106,800     2,177,652
Superior Energy Services, Inc. (b) ..............         45,600       373,464
Varco International, Inc. (b) ...................        158,500     2,605,740
                                                                    ----------
                                                                    15,124,093
                                                                    ----------

                                              See notes to financial statements.


86 HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                    HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Schedule of Portfolio Investments--October 31, 2002 (continued)

Common Stocks, continued

                                                        Shares      Value ($)
                                                      ----------   -----------
Pharmaceuticals - 4.0%
Caremark Rx, Inc. (b) ...........................        433,900     7,680,030
Medicis Pharmaceutical, Inc. (b) ................         30,400     1,395,360
Noven Pharmaceuticals, Inc. (b) .................        117,700     1,507,737
                                                                   -----------
                                                                    10,583,127
                                                                   -----------
Residential Building Construction - 0.4%
Pulte Homes, Inc. ...............................          8,300       381,136
Toll Brothers, Inc. (b) .........................         31,000       634,880
                                                                   -----------
                                                                     1,016,016
                                                                   -----------
Restaurants, Lodging & Hospitality - 6.9%
Brinker International, Inc. (b) .................         52,100     1,479,119
California Pizza Kitchen, Inc. (b) ..............        124,530     3,302,660
CEC Entertainment, Inc. (b) .....................         83,520     2,321,856
Jack in the Box, Inc. (b) .......................        127,760     2,771,114
Outback Steakhouse, Inc. (b) ....................        108,800     3,704,640
Prime Hospitality Corp. (b) .....................        129,100     1,043,128
Rare Hospitality International, Inc. (b) ........         56,200     1,499,416
Sonic Corp. (b) .................................        100,910     2,348,176
                                                                   -----------
                                                                    18,470,109
                                                                   -----------
Retail Stores - 12.6%
A.C. Moore Arts & Crafts, Inc. (b) ..............         77,900     1,226,146
Big 5 Sporting Goods Corp. (b) ..................        100,530     1,187,259
BJ's Wholesale Club, Inc. (b) ...................         53,700     1,085,814
Charming Shoppes, Inc. (b) ......................        285,800     1,314,680
Cost Plus, Inc. (b) .............................        100,100     2,892,990
Dollar Tree Stores, Inc. (b) ....................        161,300     4,240,578
Guitar Center, Inc. (b) .........................         43,700       817,190
KB Home, Inc. ...................................         10,300       486,160
Micheal Stores, Inc. (b) ........................         89,300     4,014,928
Movie Gallery, Inc. (b) .........................         79,900     1,453,381
O'Reilly Automotive, Inc. (b) ...................         90,700     2,473,389
Petco Animal Supplies, Inc. (b) .................         76,980     1,929,119
Petsmart, Inc. (b) ..............................         86,500     1,653,015
Pier 1 Imports, Inc. ............................        107,000     2,016,950
Regis Corp. .....................................        121,770     3,558,119
Talbots, Inc. ...................................         97,800     2,711,016
Tuesday Morning Corp. (b) .......................         33,100       692,121
                                                                   -----------
                                                                    33,752,855
                                                                   -----------
Schools - 2.4%
Bright Horizons Family Solutions, Inc. (b) ......         37,940     1,026,277
Career Education Corp. (b) ......................         65,100     2,611,161
Corinthian Colleges, Inc. (b) ...................         65,500     2,482,450
Strayer Education, Inc. .........................          5,000       265,500
                                                                   -----------
                                                                     6,385,388
                                                                   -----------
Telecommunications-Equipment - 1.4%
Advanced Fibre Communications, Inc. (b) .........        231,080     3,738,643
                                                                   -----------
Transportation - 3.3%
C.H. Robinson Worldwide, Inc. ...................         24,160       714,411
Heartland Express, Inc. (b) .....................         84,218     1,653,199
J.B. Hunt Transport Services, Inc. (b) ..........         42,600     1,179,594
Knight Transportation, Inc. (b) .................         94,700     1,869,378
Swift Transportation Co., Inc. (b) ..............         87,300     1,404,657
Werner Enterprises, Inc. ........................         76,166     1,557,595
Yellow Corp. (b) ................................         11,800       326,742
                                                                   -----------
                                                                     8,705,576
                                                                   -----------
TOTAL COMMON STOCKS .............................                  257,075,183
                                                                   -----------

U.S. Government and Government Agency Obligations - 3.8%

                                                     Principal
                                                     Amount ($)     Value ($)
                                                    ------------   -----------
Federal Home Loan Bank - 3.8%
1.64%, 11/1/02...................................     10,191,000    10,191,000
                                                                   -----------
TOTAL U.S. GOVERNMENT
  AND GOVERNMENT
  AGENCY OBLIGATIONS.............................                   10,191,000
                                                                   -----------
TOTAL INVESTMENTS
  (Cost $284,475,829) (a) - 100.4%...............                  267,266,183
                                                                   ===========

-------------
Percentages indicated are based on net assets of $266,217,391.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,320,564. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation....................                 $ 18,558,575
      Unrealized depreciation....................                  (38,088,785)
                                                                  ------------
      Net unrealized depreciation................                 $(19,530,210)
                                                                  ============

(b)   Represents non-income producing security.

See notes to financial statements.


                                                     HSBC INVESTOR PORTFOLIOS 87

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities--October 31, 2002

                                                                      Limited         Fixed       International   Small Cap
                                                                      Maturity        Income         Equity         Equity
                                                                     Portfolio      Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------
Assets:
    Investments, at value                                           $148,095,904   $381,651,934   $255,574,297   $267,266,183
    Cash                                                                      --             --             --            212
    Interest and dividends receivable                                  1,769,092      4,297,675        343,971         52,708
    Receivable for investments sold                                           --          6,381        436,821      2,351,948
    Unrealized appreciation on forward foreign currency contracts             --             --        679,446             --
    Prepaid expenses and other assets                                     11,828            876          9,234          1,119
                                                                    ------------   ------------   ------------   ------------
    Total Assets                                                     149,876,824    385,956,866    257,043,769    269,672,170
                                                                    ------------   ------------   ------------   ------------

------------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investments purchased                                         --             --        185,294      3,240,670
    Unrealized depreciation on forward foreign currency contracts             --             --         79,431             --
    Accrued expenses and other liabilities:
        Investment management                                             51,282        125,564        151,171        192,754
        Administration                                                     5,255         13,763          9,689         10,024
        Other                                                              5,396         15,262          2,462         11,331
                                                                    ------------   ------------   ------------   ------------
    Total Liabilities                                                     61,933        154,589        428,047      3,454,779
                                                                    ------------   ------------   ------------   ------------

------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Applicable to investors' beneficial interest                        $149,814,891   $385,802,277   $256,615,722   $266,217,391
                                                                    ============   ============   ============   ============
Investments, at cost                                                $143,084,669   $369,231,927   $299,525,113   $284,475,829
                                                                    ============   ============   ============   ============

                                              See notes to financial statements.


88 HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Statements of Operations--For the year ended October 31, 2002

                                                                      Limited          Fixed       International    Small Cap
                                                                      Maturity         Income         Equity          Equity
                                                                     Portfolio       Portfolio      Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest                                                        $  6,724,217    $ 18,944,715   $    121,703    $    222,609
    Dividends                                                             85,111         306,687      5,318,326         386,795
    Foreign tax withholding                                                   --              --       (853,883)             --
                                                                    ------------    ------------   ------------    ------------
    Total Investment Income                                            6,809,328      19,251,402      4,586,146         609,404
                                                                    ------------    ------------   ------------    ------------

--------------------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment management                                                532,385       1,320,991      2,087,950       2,632,946
    Administration                                                        50,408         129,400        113,017         114,112
    Accounting                                                            55,296          86,727         81,298          59,695
    Custodian                                                             30,012          85,609        403,355         142,771
    Trustee                                                                1,106           2,798          2,775           2,827
    Other                                                                  8,175          23,309         13,307          14,819
                                                                    ------------    ------------   ------------    ------------
    Total Expenses                                                       677,382       1,648,834      2,701,702       2,967,170
                                                                    ------------    ------------   ------------    ------------

--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                           6,131,946      17,602,568      1,884,444      (2,357,766)
                                                                    ------------    ------------   ------------    ------------

--------------------------------------------------------------------------------------------------------------------------------
Net Realized/Unrealized Gains (Losses) from Investments,
    Futures and Foreign Currencies:
Net realized gains (losses) from investment, futures
    and foreign currency transactions                                   (787,558)      1,531,345    (20,223,366)    (68,582,200)
Change in unrealized appreciation/depreciation from
    investments, futures and foreign currencies                          429,535         215,590    (17,088,070)      4,212,403
                                                                    ------------    ------------   ------------    ------------

--------------------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains (losses) from investment,
    futures and foreign currency transactions                           (358,023)      1,746,935    (37,311,436)    (64,369,797)
                                                                    ------------    ------------   ------------    ------------
Change In Net Assets Resulting From Operations                      $  5,773,923    $ 19,349,503   $(35,426,992)   $(66,727,563)
                                                                    ============    ============   ============    ============

See notes to financial statements.


                                                     HSBC INVESTOR PORTFOLIOS 89

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

                                                               Limited Maturity                        Fixed Income
                                                                   Portfolio                             Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                                                             For the      For the period          For the          For the
                                                           year ended    January 24, 2001       year ended       year ended
                                                           October 31,     to October 31,       October 31,      October 31,
                                                               2002           2001(a)               2002             2001
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
    Net investment income                                 $   6,131,946    $   3,221,062       $  17,602,568    $  15,586,944
    Net realized gains (losses) from investment
        and futures transactions                               (787,558)         836,210           1,531,345        2,252,812
    Change in unrealized appreciation/depreciation
        from investments and futures                            429,535        4,581,701             215,590       15,889,262
                                                          -------------    -------------       -------------    -------------
    Change in net assets resulting from operations            5,773,923        8,638,973          19,349,503       33,729,018
                                                          -------------    -------------       -------------    -------------

-----------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions                                  53,476,926      121,869,362         353,082,260       75,116,482
Fair value of withdrawals                                   (24,615,925)     (15,328,368)       (229,543,187)     (92,297,776)
                                                          -------------    -------------       -------------    -------------
Change in net assets from transactions in
    investors' beneficial interest                           28,861,001      106,540,994         123,539,073      (17,181,294)
                                                          -------------    -------------       -------------    -------------
Change in net assets                                         34,634,924      115,179,967         142,888,576       16,547,724
                                                          -------------    -------------       -------------    -------------

-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of period                                     115,179,967               --         242,913,701      226,365,977
                                                          -------------    -------------       -------------    -------------
    End of period                                         $ 149,814,891    $ 115,179,967       $ 385,802,277    $ 242,913,701
                                                          =============    =============       =============    =============

----------
(a)   Period from commencement of operations.

                                              See notes to financial statements.


90 HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

                                                              International Equity               Small Cap Equity
                                                                    Portfolio                        Portfolio
-------------------------------------------------------------------------------------------------------------------------
                                                             For the          For the          For the          For the
                                                           year ended       year ended       year ended       year ended
                                                           October 31,      October 31,      October 31,      October 31,
                                                              2002             2001             2002             2001
-------------------------------------------------------------------------------------------------------------------------
Investment Activities:
Operations:
    Net investment income (loss)                          $   1,884,444    $   1,647,246    $  (2,357,766)   $  (2,058,579)
    Net realized gains (losses) from investment
        and foreign currency transactions                   (20,223,366)       5,445,883      (68,582,200)     (17,522,576)
    Change in unrealized appreciation/depreciation
        from investments and foreign currencies             (17,088,070)     (95,006,353)       4,212,403      (63,547,827)
                                                          -------------    -------------    -------------    -------------
    Change in net assets resulting from operations          (35,426,992)     (87,913,224)     (66,727,563)     (83,128,982)
                                                          -------------    -------------    -------------    -------------

-------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions                                 651,096,825      169,236,637      187,109,547      202,583,654
Fair value of withdrawals                                  (634,901,691)    (137,800,387)    (119,737,618)    (223,047,551)
                                                          -------------    -------------    -------------    -------------
Change in net assets from transactions in investors'
    beneficial interest                                      16,195,134       31,436,250       67,371,929      (20,463,897)
                                                          -------------    -------------    -------------    -------------
Change in net assets                                        (19,231,858)     (56,476,974)         644,366     (103,592,879)
                                                          -------------    -------------    -------------    -------------

-------------------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of period                                     275,847,580      332,324,554      265,573,025      369,165,904
                                                          -------------    -------------    -------------    -------------
    End of period                                         $ 256,615,722    $ 275,847,580    $ 266,217,391    $ 265,573,025
                                                          =============    =============    =============    =============

See notes to financial statements.


                                                     HSBC INVESTOR PORTFOLIOS 91

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

Financial Highlights

                                                               Ratios/Supplementary Data
                                    -------------------------------------------------------------------------------------
                                                                      Ratio of Net
                                                       Ratio of        Investment          Ratio of
                                     Net Assets        Expenses       Income (Loss)         Expenses
                                      at End of       to Average        to Average         to Average        Portfolio
                                    Period (000's)    Net Assets        Net Assets         Net Assets        Turnover
------------------------------------------------------------------------------------------------------------------------
Limited Maturity Portfolio
Period ended October 31, 2001 (a)      $115,180          0.55%(b)          4.97%(b)           0.55%(b)        102.01%
Year ended October 31, 2002             149,815          0.51%             4.60%              0.51%            44.04%
------------------------------------------------------------------------------------------------------------------------

Fixed Income Portfolio
Year ended October 31, 1998            $173,073          0.62%             6.03%              0.62%           126.40%
Year ended October 31, 1999             196,871          0.56%             6.43%              0.56%           433.26%
Year ended October 31, 2000             226,366          0.51%             6.74%              0.51%           440.49%
Year ended October 31, 2001             242,914          0.53%             6.53%              0.53%           341.26%
Year ended October 31, 2002             385,802          0.48%             5.14%              0.48%            77.82%
------------------------------------------------------------------------------------------------------------------------

International Equity Portfolio
Year ended October 31, 1998            $205,737          0.97%             0.80%              0.97%            40.47%
Year ended October 31, 1999             288,830          0.91%             0.61%              0.91%            34.26%
Year ended October 31, 2000             332,325          0.84%             0.53%              0.84%            27.81%
Year ended October 31, 2001             275,848          0.90%             0.54%              0.90%            26.90%
Year ended October 31, 2002             256,616          0.91%             0.63%              0.91%            31.63%

------------------------------------------------------------------------------------------------------------------------
Small Cap Equity Portfolio
Year ended October 31, 1998            $186,517          1.03%            (0.57%)             1.06%(c)        154.69%
Year ended October 31, 1999             237,305          1.04%            (0.68%)             1.04%            77.74%
Year ended October 31, 2000             369,166          0.97%            (0.60%)             0.97%            79.51%
Year ended October 31, 2001             265,573          0.98%            (0.65%)             0.98%            52.47%
Year ended October 31, 2002             266,217          0.99%            (0.78%)             0.99%           103.90%
------------------------------------------------------------------------------------------------------------------------

(a)   Limited Maturity Portfolio commenced operations on January 24, 2001.

(b)   Annualized.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.


92 HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                            HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

Notes to Financial Statements--October 31, 2002

1.    Organization:

            The HSBC Portfolio Trust (the "Portfolio Trust"), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a "Portfolio," collectively the "Portfolios"):

Portfolio                                      Short Name
---------                                      ----------

HSBC Investor Limited Maturity Portfolio       Limited Maturity Portfolio

HSBC Investor Fixed Income Portfolio           Fixed Income Portfolio

HSBC Investor International Equity Portfolio   International Equity Portfolio

HSBC Investor Small Cap Equity Portfolio       Small Cap Equity Portfolio

            The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

2.    Significant Accounting Policies:

            The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      Securities Valuation:

            Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

            The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees.

      Securities Transactions and Related Income:

            Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

      Foreign Currency Translation:

            The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities.

See notes to financial statements.


                                                     HSBC INVESTOR PORTFOLIOS 93

--------------------------------------------------------------------------------
                            HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

Notes to Financial Statements--October 31, 2002 (continued)

      Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

      Forward Foreign Currency Exchange Contracts:

            The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

      Futures Contracts:

            Each Portfolio may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Mortgage Dollar Roll Transactions:

            The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

      Expense Allocation:

            Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

      Federal Income Taxes:

            Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.


94 HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                            HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

Notes to Financial Statements--October 31, 2002 (continued)

3.    Related Party Transactions:

      Investment Management:

            HSBC Asset Management (Americas) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Capital Guardian Trust Company and MFS Institutional Advisers, Inc. serve as Sub-Investment Advisers for the International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC.

            For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

            For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of                                   Fee Rate
------------------------------------                                   --------

Up to $50 million ...................................................   0.575%

In excess of $50 million but not exceeding $95 million ..............   0.450%

In excess of $95 million but not exceeding $150 million .............   0.200%

In excess of $150 million but not exceeding $250 million ............   0.400%

In excess of $250 million ...........................................   0.350%

            For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Capital Guardian Trust Company receive in aggregate, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of                                   Fee Rate
------------------------------------                                   --------

Up to $25 million ...................................................   0.950%

In excess of $25 million but not exceeding $50 million ..............   0.800%

In excess of $50 million but not exceeding $250 million .............   0.675%

In excess of $250 million ...........................................   0.625%

            For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and MFS Institutional Advisors, Inc. receive in aggregate, from the Small Cap Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of                                   Fee Rate
------------------------------------                                   --------

Up to $50 million ...................................................   1.000%

In excess of $50 million ............................................   0.850%


                                                     HSBC INVESTOR PORTFOLIOS 95

--------------------------------------------------------------------------------
                            HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

Notes to Financial Statements--October 31, 2002 (continued)

      Administration:

            BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:

      Based on Average Daily Net Assets of                             Fee Rate
      ------------------------------------                             --------

      Up to $1 billion...............................................   0.050%

      In excess of $1 billion but not exceeding $2 billion ..........   0.040%

      In excess of $2 billion .......................................   0.035%

            The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets.

      Fund Accounting and Custodian:

            BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Fixed Income Portfolio, Small Cap Equity Portfolio and Limited Maturity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio.

4.    Investment Transactions:

            For the year ended October 31, 2002, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                       Purchases           Sales
                                                       ---------           -----

      Limited Maturity Portfolio ................   $ 85,126,306    $ 55,424,168

      Fixed Income Portfolio ....................    370,740,210     241,119,789

      International Equity Portfolio ............     88,979,441     113,632,574

      Small Cap Equity Portfolio ................    386,500,375     297,817,679


96 HSBC INVESTOR PORTFOLIOS

                          Independent Auditors' Report

      To the Shareholders and
      Board of Trustees of
      HSBC Investor Portfolios:

      We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and HSBC Investor Small Cap Equity Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 2002, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


  KPMG LLP

Columbus, Ohio
December 16, 2002


                                                     HSBC INVESTOR PORTFOLIOS 97

Board of Trustees (Unaudited)

      The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                        Position
                          Held     Term of Office and                                         Number of Portfolios       Other
Name, Address           with the     Length of Time           Principal Occupations(s)         in the Fund Complex   Directorships
   and Age                Funds   Served with the Funds           During Past 5 Years          Overseen by Trustee  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen        Trustee   Indefinite; 12 years    Management Consultant,                       28                None
P.O. Box 182845                                            since 1987
Columbus, Ohio 43218
Age: 75

------------------------------------------------------------------------------------------------------------------------------------

Larry M. Robbins         Trustee   Indefinite; 15 years    Director for the Center of                   28                None
P.O. Box 182845                                            Teaching and Learning,
Columbus, Ohio 43218                                       University of Pennsylvania
Age: 63

------------------------------------------------------------------------------------------------------------------------------------

Alan S. Parsow           Trustee   Indefinite; 15 years    General Partner of Parsow                    28                None
P.O. Box 818                                               Partnership, Ltd., since 1989
Elkhorn, NE 68022
Age: 52

------------------------------------------------------------------------------------------------------------------------------------

Michael Seely            Trustee   Indefinite; 15 years    President of Investor Access                 28                None
475 Lexington Avenue                                       Corporation, 1978-present; Hedge
New York, NY 10017                                         Fund Marketer, Global Multi-Manager
Age: 57                                                    Parteners, since 1998

------------------------------------------------------------------------------------------------------------------------------------

Leslie E. Bains*         Trustee   Indefinite; 3 years     Executive Vice President, Republic           28                None
452 Fifth Avenue                                           National Bank, 1993-1999; Senior
New York, NY 10018                                         Executive Vice President,
Age: 59                                                    HSBC Bank USA, since 2000

------------------------------------------------------------------------------------------------------------------------------------


98 HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
   HSBC Investor Equity Fund
   Alliance Capital Management, L.P.
   1345 Avenue of the Americas
   New York, NY 10105

   Institutional Capital Corporation
   225 West Wacker Drive
   Chicago, IL 60606

   HSBC Investor International Equity Portfolio
   Capital Guardian Trust Company
   11100 Santa Monica Boulevard
   Los Angeles, CA 90025

   HSBC Investor Small Cap Equity Portfolio
   MFS Institutional Advisers, Inc.
   500 Boylston Street
   Boston, MA 02116

SHAREHOLDER SERVICING AGENTS
   For HSBC Bank USA and
   HSBC Brokerage (USA) Inc. Clients
   HSBC Bank USA
   452 Fifth Avenue
   New York, NY 10018
   1-888-525-5757

   For All Other Shareholders
   HSBC Investor Funds
   P.O. Box 182845 Columbus, OH 43218-2845
   1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
   HSBC Investor Limited Maturity Portfolio
   HSBC Investor Fixed Income Portfolio
   HSBC Investor New York Tax-Free Bond Fund
   HSBC Investor Balanced Fund
   HSBC Investor Equity Fund
   HSBC Investor Growth and Income Fund
   HSBC Investor Mid-Cap Fund
   HSBC Investor Small Cap Equity Portfolio
   HSBC Bank USA
   452 Fifth Avenue
   New York, NY 10018

   HSBC Investor International Equity Portfolio
   Investors Bank & Trust Company
   200 Clarendon Street - 16th Floor
   Boston, MA 02116

INDEPENDENT AUDITORS
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

                                                                           12/02